As filed with the Securities and Exchange Commission on July 3, 2014
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.
The following are copies of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Long Short Multi-Manager Fund

Semi-Annual Report

April 30, 2014

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Absolute Return Multi-Manager Fund	2
Long Short Multi-Manager Fund	4
FUND EXPENSE INFORMATION	8
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Absolute Return Multi-Manager Fund	10
Long Short Multi-Manager Fund	34
FINANCIAL STATEMENTS	50
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	77
Directory	82
Proxy Voting Policies and Procedures	83
Quarterly Portfolio Schedule	83
Board Consideration of the Management and Sub-Advisory Agreements (Long Short Multi-Manager Fund)	84

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund for the six months ended April 30, 2014. This report also includes the new Neuberger Berman Long Short Multi-Manager Fund, which was launched on December 19, 2013. The Fund seeks long-term capital appreciation with a secondary objective of principal preservation. To pursue these objectives, the Fund allocates its assets across geographies, managers and sectors. The Fund's multi-manager hedged approach is designed to help improve the risk/return profile of a portfolio by seeking to decrease sensitivity to market fluctuations.

While the global financial markets experienced periods of volatility, they largely produced positive results during the six-month period. Investor sentiment was challenged at times given signs of decelerating growth, changing central bank monetary policy and several geopolitical issues. Still, periodic flights to quality were generally short lived and investors who assumed greater risk were often rewarded with higher returns. Among risk assets, developed market equities were highly resilient and reached several new all-time highs during the period. After a challenging start, the fixed income market reversed course and posted a modest gain. In particular, high yield corporate bonds generated strong results.

Looking ahead, with the harsh winter behind us we believe the pace of the U.S. economic expansion will improve. Still, we think growth will likely be far from robust and inflation should be generally well behaved. Overseas, we see that Europe's economic recovery is gaining ground and growth prospects are more balanced across the European Union. Elsewhere, China is undergoing structural reforms aimed at transforming it from an export and investment driven economy to a more balanced one. If these efforts are successful, we believe this could benefit both China and the rest of the world in the long run. While economic and geopolitical uncertainties could lead to continued periods of heightened volatility, in our opinion this can lead to mispriced securities and attractive opportunities for long-term investors.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Absolute Return Multi-Manager Fund Commentary

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 2.24% total return for the six months ended April 30, 2014. During the period, the Fund outperformed its primary benchmark, the HFRX Absolute Return Index, which posted a 1.79% return. (Performance for all share classes is provided in the table following this letter.)

While there was no shortage of macro issues weighing on investors' minds, the global financial markets generated positive results during the reporting period. The markets experienced periods of volatility given mixed global economic data, changing central bank monetary policy and a host of geopolitical concerns. Regardless of these factors, developed global equities posted strong returns amid overall robust demand. Despite generally rising interest rates, global fixed income securities largely moved modestly higher during the reporting period.

All of the Fund's subadvisors generated positive absolute returns for the period. Equity long/short was the largest positive contributor with particularly strong performance from long positions in the Health Care, Consumer Discretionary and Consumer Staples sectors. Long positions in the Energy sector were also additive to performance, albeit to a lesser extent. On the downside, a number of short positions across sectors detracted from performance in this strategy as the equity markets rallied.

Event-driven equity strategies were the next most material positive contributor for the period. Gains were split fairly evenly between merger arbitrage and special situations. On the downside, several shorts that acted as broader market/sector hedges drove the majority of losses in the strategy as markets moved higher.

The Fund's credit long/short strategy also generated positive performance. This was largely driven by its positions in bank debt, bonds and equities. The Fund's asset-backed security (ABS) strategy generated positive results as well, led by its allocations to commercial mortgage-backed securities (CMBS) and followed by residential mortgage-backed securities (RMBS).

During the reporting period, the subadvisors' use of futures, forwards, options and equity swaps did not meaningfully impact the Fund's performance.

We believe the broader equity market continues, generally, to be driven higher by improving fundamentals. As investors focus more on underlying company fundamentals, we anticipate the environment will be beneficial to equity long/short strategies and we have, therefore, maintained a substantial allocation to this strategy in the portfolio. Merger and acquisition deals have started the year at a record pace. As the high volume of corporate activity is projected to persist, and as interest rates are likely to rise, we believe that spreads for these trades will begin widening, making the opportunity set for event driven strategies more attractive. With the U.S. Federal Reserve continuing to taper its asset buying program and as the market prepares for an era of rising rates, our credit long/short subadvisors remain focused on attempting to hedge duration risk by buying floating rate bank debt and high yield bonds with short durations, along with shorting high yield bonds with long durations. In the ABS sector, we continue to see improving fundamentals. Our ABS subadvisor remains overweighted in CMBS relative to RMBS, as the subadvisor perceives the upside potential in the former to be more attractive.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT, FRED INGHAM, IAN HAAS, AND ERIC WEINSTEIN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Absolute Return Multi-Manager Fund

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	0.2%	—%
Bank Loan Obligations	9.4	—
Common Stocks	56.6	(12.6)
Convertible Corporate Debt	0.0	—
Convertible Preferred Stocks	0.1	—
Corporate Debt Securities	3.6	(0.7)
Exchange Traded Funds	0.8	(10.9)
Mortgage-Backed Securities	2.7	—
Preferred Stocks	0.7	(0.0)
Purchased Options	0.2	—
Rights	0.0	—
U.S. Treasury Securities	0.0	(1.6)
Warrants	0.1	—
Short-Term Investments	29.3	—
Cash, receivables and other assets, less liabilities	22.1	—
Total	125.8%	(25.8)%

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2014
	Date	04/30/2014	1 Year	Life of Fund
At NAV
Institutional Class	05/15/2012	2.24%	6.35%	5.77%
Class A	05/15/2012	2.06%	5.98%	5.38%
Class C	05/15/2012	1.61%	5.15%	4.60%
Class R6[4]	12/31/2013	2.33%	6.45%	5.82%
With Sales Charge
Class A		–3.81%	–0.15%	2.25%
Class C		0.61%	4.15%	4.60%
Index
HFRX Absolute Return Index[1,2]		1.79%	3.78%	2.77%
S&P 500® Index[1,2]		8.36%	20.44%	21.64%
Barclays U.S. Aggregate Bond Index[1,2]		1.74%	–0.26%	1.49%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 (estimated for 2014 for Class R6) were 2.89%, 3.29%, 4.03% and 2.71% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.30%, 2.65%, 3.41% and 2.23% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Multi-Manager Fund Commentary

Neuberger Berman Long Short Multi-Manager Fund Institutional Class generated a 2.30% total return from its inception on December 19, 2013 through April 30, 2014. During this same time period, its benchmarks, the HFRX Equity Hedge Index and the S&P 500® Index returned 1.12% and 4.77%, respectively. (Performance for all share classes is provided in the table immediately following this letter.)

The markets experienced periods of volatility given mixed global economic data, changing central bank monetary policy and a host of geopolitical concerns. Regardless of these factors, developed global equities moved higher amid overall robust demand during the reporting period.

All of the portfolio's subadvisors successfully navigated the choppy market environment, with each generating positive absolute returns for the period. In particular, long positions in the Health Care, Consumer Discretionary and Consumer Staples sectors were the most beneficial to performance. Long positions in the Energy and Utilities sectors were also additive to net results, albeit to a lesser extent. On the negative side, a number of short positions across sectors detracted from performance due to the overall market rise.

During the reporting period, the subadvisors' use of futures, forwards, options and equity swaps did not meaningfully impact the Fund's performance.

Despite the continued rotation out of growth stocks, it appears to us that the broader equity market continues to be driven higher by improving fundamentals. We believe this is most recently evidenced by the strong earnings season currently underway. If equity markets continue to become more rational with a greater focus on underlying company fundamentals, we anticipate the environment will be beneficial to equity long/short strategies.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT, IAN HAAS, FRED INGHAM AND ERIC WEINSTEIN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Multi-Manager Fund

TICKER SYMBOLS

Institutional Class	NLMIX
Class A	NLMAX
Class C	NLMCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	67.6%	(21.3)%
Exchange Traded Funds	0.8	(5.4)
Preferred Stocks	1.5	—
Purchased Options	0.0	—
U.S. Treasury Securities	—	(4.0)
Short-Term Investments	31.4	—
Cash, receivables and other assets, less liabilities	29.4	—
Total	130.7%	(30.7)%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 04/30/2014 Life of Fund
At NAV
Institutional Class	12/19/2013	2.30%
Class A	12/19/2013	2.20%
Class C	12/19/2013	1.90%
With Sales Charge
Class A		–3.68%
Class C		0.90%
Index
HFRX Equity Hedge Index[1,2]		1.12%
S&P 500® Index[1,2]		4.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2014 were 3.26%, 3.62% and 4.37% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.51%, 2.87% and 3.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1 Please see "Glossary of Indices" on page 7 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Absolute Return and HFRX Equity Hedge indices do take into account fees and expenses of investing since they are based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3 The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

4 The performance information for Class R6 prior to the class' inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

HFRX Absolute Return Index:

The index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2014 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/14 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During the Period(1) 11/1/13 - 4/30/14		Expense Ratio	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During the Period(1) 11/1/13 - 4/30/14	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,022.40	$12.39		2.47%	$1,000.00	$1,012.55	$12.33	2.47%
Class A	$1,000.00	$1,020.60	$14.18		2.83%	$1,000.00	$1,010.76	$14.11	2.83%
Class C	$1,000.00	$1,016.10	$17.95		3.59%	$1,000.00	$1,006.99	$17.86	3.59%
Class R6	$1,000.00	$1,004.50	$8.01	(3)	2.41%	$1,000.00	$1,012.84	$12.03	2.41%
Long Short Multi-Manager Fund
Institutional Class	$1,000.00	$1,023.00	$9.36	(4)	2.54%	$1,000.00	$1,012.20	$12.67	2.54%
Class A	$1,000.00	$1,022.00	$10.65	(4)	2.89%	$1,000.00	$1,010.46	$14.41	2.89%
Class C	$1,000.00	$1,019.00	$13.32	(4)	3.62%	$1,000.00	$1,006.84	$18.01	3.62%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

(3) Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 121/365 (to reflect the period shown of December 31, 2013 to April 30, 2014).

(4) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 133/365 (to reflect the period shown of December 19, 2013 (Commencement of Operations) to April 30, 2014).

Schedule of Investments Absolute Return Multi-Manager Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	Hartford Financial Services Group, Inc.	United States	Insurance	1.2%
2	Time Warner Cable, Inc.	United States	Media	1.2%
3	Beam, Inc.	United States	Beverages	1.1%
4	CBS Corp. Class B	United States	Media	1.0%
5	Allergan, Inc.	United States	Pharmaceuticals	0.9%
6	Exelis, Inc.	United States	Aerospace & Defense	0.9%
7	News Corp. Class A	United States	Media	0.8%
8	Occidental Petroleum Corp.	United States	Oil, Gas & Consumable Fuels	0.8%
9	Nomad Holdings Ltd.	United Kingdom	Diversified Financial Services	0.8%
10	Hess Corp.	United States	Oil, Gas & Consumable Fuels	0.8%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	Comcast Corp. Class A	United States	Media	(0.4)%
2	Lennar Corp. Class A	United States	Household Durables	(0.4)%
3	Actavis PLC	United States	Pharmaceuticals	(0.3)%
4	International Business Machines Corp.	United States	IT Services	(0.3)%
5	The Coca-Cola Co.	United States	Beverages	(0.3)%
6	Telecom Italia SpA	Italy	Diversified Telecommunication Services	(0.3)%
7	Deere & Co.	United States	Machinery	(0.3)%
8	Zillow, Inc. Class A	United States	Internet Software & Services	(0.3)%
9	Twenty-First Century Fox, Inc. Class A	United States	Media	(0.2)%
10	Yelp, Inc.	United States	Internet Software & Services	(0.2)%
	Number of Shares	Value†
Long Positions (103.9%)
Common Stocks (56.6%)
Aerospace & Defense (0.9%)
Exelis, Inc.	630,700	$11,693,178	Ø
Air Freight & Logistics (0.2%)
UTi Worldwide, Inc.	301,360	2,950,314	Ø
XPO Logistics, Inc.	3,600	97,704	*Ø
		3,048,018
Airlines (0.5%)
American Airlines Group, Inc.	118,550	4,157,549	*Ø
AMR Corp.	14,383	26,752	*fØ
Japan Airlines Co. Ltd.	47,600	2,464,225	Ø
United Continental Holdings, Inc.	4	163	*Ø
		6,648,689
Auto Components (0.7%)
Cooper Tire & Rubber Co.	193,200	4,858,980	±Ø
Visteon Corp.	43,024	3,734,913	*£
		8,593,893
Automobiles (0.3%)
Daimler AG	3,834	354,944	Ø
	Number of Shares	Value†
Fiat SpA	208,904	$2,515,663	*Ø
General Motors Co.	10,015	345,317
Motors Liquidation Co. GUC Trust	27,506	757,790	*Ø
		3,973,714
Banks (2.3%)
Aozora Bank Ltd.	418,323	1,244,429	Ø
China Construction Bank Corp. Class H	1,480,000	1,024,713	Ø
Chong Hing Bank Ltd.	15,105	20,925	fØ
Chongqing Rural Commercial Bank Class H	2,198,000	966,616	Ø
CIT Group, Inc.	13,118	564,730	Ø
Commerzbank AG	55,950	993,953	*Ø
ConnectOne Bancorp., Inc.	2,021	97,008	*Ø
East West Bancorp., Inc.	10,226	352,899	Ø
Erste Group Bank AG	66,962	2,247,244	Ø
Home Federal Bancorp., Inc.	58,708	883,555	Ø
	Number of Shares	Value†
JPMorgan Chase & Co.	70,200	$3,929,796	Ø
Mitsubishi UFJ Financial Group, Inc.	346,500	1,843,206	Ø
Mizuho Financial Group, Inc.	2,163,400	4,237,253	Ø
OmniAmerican Bancorp, Inc.	7,338	182,423
Piraeus Bank SA	710,019	1,674,576	*Ø
Sterling Bancorp.	12,625	150,995	£
Sumitomo Mitsui Financial Group, Inc.	44,600	1,763,052	Ø
Sumitomo Mitsui Trust Holdings, Inc.	432,000	1,780,142	Ø
SunTrust Banks, Inc.	103,300	3,952,258	Ø
Synovus Financial Corp.	169,863	545,260	Ø
United Bankshares, Inc.	18,866	551,830	Ø
Valley National Bancorp.	18,344	183,807	£
Washington Banking Co.	11,157	191,900	£Ø
Wing Hang Bank Ltd.	13,935	224,665	Ø

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Yadkin Financial Corp.	4,584	$87,784	*£
		29,695,019
Beverages (2.0%)
AMBEV SA	155,900	1,139,666	Ø
Beam, Inc.	180,891	15,098,972
Cott Corp.	357,457	2,902,551	£Ø
PepsiCo, Inc.	85,232	7,320,576	Ø
		26,461,765
Biotechnology (0.6%)
Amarin Corp. PLC ADR	22,441	36,355	*Ø
Gilead Sciences, Inc.	21,700	1,703,233	*
QLT, Inc.	231,003	1,337,507	£
Theravance, Inc.	154,146	4,149,610	*£
Trius Therapeutics Inc.	24,000	3,120	*fØ
		7,229,825
Building Products (0.3%)
Daikin Industries Ltd.	44,900	2,597,202	Ø
LIXIL Group Corp.	50,800	1,346,197	Ø
		3,943,399
Capital Markets (0.6%)
BGC Partners, Inc. Class A	226,906	1,626,916
Boursorama	40,000	673,142	*Ø
Daiwa Securities Group, Inc.	144,000	1,079,776	Ø
F&C Asset Management PLC	40,000	80,638	Ø
Jafco Co. Ltd.	40,300	1,544,123	Ø
Medallion Financial Corp.	10,014	136,191
Mediobanca SpA	13,556	150,079	*Ø
Nomura Holdings, Inc.	280,600	1,624,919	Ø
SWS Group, Inc.	42,291	313,376	*Ø
		7,229,160
Chemicals (3.0%)
Air Products & Chemicals, Inc.	72,200	8,484,944	Ø
Asahi Kasei Corp.	80,000	543,904	Ø
Ashland, Inc.	95,316	9,207,526	Ø
	Number of Shares	Value†
AZ Electronic Materials SA	240,000	$1,631,400	Ø
FMC Corp.	51,875	3,994,375	Ø
Fuchs Petrolub SE	2,218	204,045	Ø
Huntsman Corp.	172,050	4,309,852	Ø
LyondellBasell Industries NV Class A	12,942	1,197,135	Ø
Monsanto Co.	16,690	1,847,583	£Ø
Nissan Chemical Industries Ltd.	85,100	1,268,276
Nitto Denko Corp.	20,000	865,922	Ø
Rockwood Holdings, Inc.	6,154	437,242	Ø
Shin-Etsu Chemical Co. Ltd.	25,300	1,484,151	Ø
The Sherwin- Williams Co.	1,200	239,808	Ø
Ube Industries Ltd.	391,000	662,439	Ø
WR Grace & Co.	20,722	1,908,496	*
Yongye International, Inc.	32,786	229,174	*£Ø
		38,516,272
Commercial Services & Supplies (0.7%)
Bilfinger SE	1,543	183,306	*Ø
Iron Mountain, Inc.	92,857	2,640,853	Ø
Schawk, Inc.	10,157	203,140	Ø
The Brink's Co.	26,561	675,712	±£
Tyco International Ltd.	126,350	5,167,715	Ø
		8,870,726
Communications Equipment (0.7%)
Juniper Networks, Inc.	291,725	7,202,690	*Ø
Mitel Networks Corp.	1,440	13,191	*
Parkervision, Inc.	218,041	994,267	*Ø
Riverbed Technology, Inc.	18,451	358,872	*Ø
		8,569,020
Construction & Engineering (0.3%)
Foster Wheeler AG	75,808	2,598,698	*Ø
Taisei Corp.	270,000	1,251,712	Ø
		3,850,410
	Number of Shares	Value†
Construction Materials (0.5%)
Anhui Conch Cement Co. Ltd. Class H	317,500	$1,185,466	Ø
Heidelberg Cement AG	27,920	2,421,700	Ø
Martin Marietta Materials, Inc.	7,423	922,902	Ø
Texas Industries, Inc.	29,263	2,537,102	*Ø
		7,067,170
Consumer Finance (0.3%)
Ally Financial, Inc.	50,820	1,227,303	*Ø
DFC Global Corp.	7,368	68,670	*
SLM Corp.	118,411	3,049,083	Ø
		4,345,056
Containers & Packaging (0.4%)
Nampak Ltd.	926,523	3,452,279	Ø
Pact Group Holdings Ltd.	578,857	1,821,695	*Ø
		5,273,974
Diversified Consumer Services (0.4%)
H&R Block, Inc.	29,607	841,431	±Ø
LifeLock, Inc.	45,100	708,070	*
Regis Corp.	238,850	3,138,489	Ø
Sotheby's	13,289	558,935	±£
		5,246,925
Diversified Financial Services (1.2%)
Capmark Financial Group, Inc.	53,794	244,763	£
EME Reorganization Trust	7,488,000	1,183,104	*Ø
GT Capital Holdings, Inc.	45,820	893,115	Ø
MPHB Capital Bhd	361,991	216,164	*Ø
Nomad Holdings Ltd.	1,024,889	10,505,112	*Ø
ORIX Corp.	137,500	1,992,354	Ø
Pohjola Bank PLC Class A	27,000	594,091	Ø
		15,628,703
Diversified Telecommunication Services (1.2%)
Cbeyond, Inc.	59,491	588,366	*
Fairpoint Communications, Inc.	49,501	675,194	*Ø
Globalstar, Inc.	548,676	1,443,018	*£Ø
Intelsat SA	22,203	403,650	*Ø

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Koninklijke KPN NV	62,595	$222,487	*Ø
Telecom Italia SpA	3,862,071	3,833,681	Ø
Verizon Communications, Inc.	64,842	3,030,067	Ø
Vivendi SA	159,658	4,283,839	Ø
Ziggo NV	33,827	1,467,967	Ø
		15,948,269
Electric Utilities (0.4%)
Pepco Holdings, Inc.	31,843	852,119
Power Assets Holdings Ltd.	31,260	270,223	Ø
UNS Energy Corp.	63,524	3,815,251	£Ø
		4,937,593
Electrical Equipment (0.4%)
Eaton Corp. PLC	43,350	3,148,944	Ø
Nidec Corp.	25,800	1,458,616	Ø
		4,607,560
Electronic Equipment, Instruments & Components (0.2%)
Hitachi Ltd.	111,000	791,312	Ø
Mercury Systems, Inc.	38,831	542,081	*Ø
Nichicon Corp.	84,200	624,552	Ø
Zygo Corp.	28,000	538,720	*£
		2,496,665
Energy Equipment & Services (0.5%)
Noble Corp. PLC	213,598	6,580,954	£Ø
Weatherford International Ltd.	8,860	186,060	*£
		6,767,014
Food & Staples Retailing (0.8%)
Lenta Ltd. GDR	38,132	369,499	*Ø
Safeway, Inc.	170,304	5,800,554	Ø
Susser Holdings Corp.	21,000	1,624,980	*
Sysco Corp.	77,504	2,823,471	£
		10,618,504
Food Products (0.9%)
Campofrio Food Group SA	3,000	28,718	*Ø
Canada Bread Co. Ltd.	16,200	1,067,732	Ø
ConAgra Foods, Inc.	7,372	224,920
GrainCorp. Ltd. Class A	18,000	148,454	Ø
	Number of Shares	Value†
Kellogg Co.	22,090	$1,476,275	±£Ø
Maple Leaf Foods, Inc.	40,736	673,080	Ø
Oceana Group Ltd.	115,067	984,367	Ø
Pinnacle Foods, Inc.	140,619	4,274,818	£
Unilever NV CVA	56,407	2,416,944	Ø
Warrnambool Cheese & Butter Factory Co. Holding Ltd.	10,000	74,970	Ø
WhiteWave Foods Co. Class A	13,751	380,765	*Ø
		11,751,043
Health Care Equipment & Supplies (0.8%)
Alere, Inc.	121,982	4,074,199	*Ø
Ansell Ltd.	106,093	1,786,720	Ø
ArthroCare Corp.	57,325	2,781,983	*£Ø
Baxter International, Inc.	9,828	715,380	Ø
CONMED Corp.	21,312	987,384
		10,345,666
Health Care Providers & Services (0.9%)
Accretive Health, Inc.	104,113	838,109	*£
Aetna, Inc.	273	19,506	Ø
Chindex International, Inc.	9,243	220,261	*Ø
Fresenius SE & Co. KGaA	12,010	1,825,330	Ø
Health Net, Inc.	177,566	6,095,841	*Ø
Mediclinic International Ltd.	358,680	2,505,867	Ø
Rhoen Klinikum AG	12,316	397,520	Ø
WellCare Health Plans, Inc.	2,170	146,410	*£
		12,048,844
Hotels, Restaurants & Leisure (2.4%)
Accor SA	104,351	5,101,743	Ø
Bob Evans Farms, Inc.	149,497	7,006,925	Ø
Burger King Worldwide, Inc.	119,200	3,114,696	Ø
Darden Restaurants, Inc.	9,442	469,362	£
	Number of Shares	Value†
McDonald's Corp.	36,251	$3,675,126	Ø
Morgans Hotel Group Co.	185,674	1,392,555	*£
Orient-Express Hotels Ltd. Class A	3,000	39,300	*£
Pinnacle Entertainment, Inc.	16,475	383,373	*Ø
Six Flags Entertainment Corp.	82,900	3,327,606	Ø
Vail Resorts, Inc.	96,604	6,687,895	£Ø
		31,198,581
Household Durables (0.5%)
Beazer Homes USA, Inc.	3,100	58,776	*£
Blyth, Inc.	4,000	37,480	£
KB Home	3,200	52,832	Ø
Lennar Corp. Class B	135,708	4,413,224	Ø
Rinnai Corp.	19,500	1,625,105	Ø
Sony Corp.	47,700	837,402	Ø
		7,024,819
Industrial Conglomerates (0.3%)
Alliance Global Group, Inc.	4,383,700	3,070,177	Ø
Danaher Corp.	8,998	660,273
Toshiba Corp.	193,000	755,955	Ø
		4,486,405
Insurance (2.5%)
Aspen Insurance Holdings Ltd.	17,327	793,230	£
Assured Guaranty Ltd.	105,546	2,523,605	Ø
Fidelity National Financial, Inc. Class A	22,170	713,431	Ø
Hartford Financial Services Group, Inc.	432,950	15,529,917	Ø
Insurance Australia Group Ltd.	361,622	1,932,783	Ø
MBIA, Inc.	635,918	7,707,326	*Ø
Meadowbrook Insurance Group, Inc.	134,027	750,551	Ø
National Interstate Corp.	90,199	2,527,376	Ø
Syncora Holdings Ltd.	22,879	47,588	*
		32,525,807

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Internet & Catalog Retail (0.3%)
Liberty Ventures Series A	68,662	$3,985,143	*Ø
Internet Software & Services (0.8%)
eBay, Inc.	3,900	202,137	*Ø
IAC/Inter ActiveCorp	71,500	4,739,020	Ø
Move, Inc.	178,724	1,910,560	*Ø
Travelport LLC	550,128	964,374	*Ø
Trulia, Inc.	1,088	36,992	*Ø
Vocus, Inc.	53,406	960,240	*£Ø
Yahoo!, Inc.	46,027	1,654,671	*±£
YuMe, Inc.	9,005	60,243	*£
		10,528,237
IT Services (0.5%)
Blackhawk Network Holdings, Inc.	2,237	53,666	*£
Blackhawk Network Holdings, Inc. Class B	9,016	207,638	*
Convergys Corp.	56,100	1,208,394	Ø
Teradata Corp.	120,600	5,482,476	*Ø
		6,952,174
Leisure Products (0.2%)
LeapFrog Enterprises, Inc.	17,762	121,670	*Ø
MEGA Brands, Inc.	128,300	2,076,586	*Ø
		2,198,256
Life Sciences Tools & Services (0.2%)
Furiex Pharmaceuticals, Inc.	6,835	706,534	*
Nordion, Inc.	160,000	1,852,800	*Ø
		2,559,334
Machinery (0.8%)
Amada Co. Ltd.	152,000	1,099,294	Ø
GEA Group AG	3,857	172,543	Ø
Ingersoll-Rand PLC	11,245	672,451
Joy Global, Inc.	4,900	295,862	Ø
Komatsu Ltd.	34,900	768,369	Ø
Makita Corp.	25,300	1,345,667	Ø
Pentair Ltd.	56,199	4,175,024	Ø
Scania AB Class A	65,000	1,969,333	Ø
Titan International, Inc.	2,656	46,507
	Number of Shares	Value†
Xerium Technologies, Inc.	33,956	$458,406	*Ø
		11,003,456
Marine (0.0%)
Nippon Yusen KK	226,000	612,578
Media (6.9%)
Axel Springer SE	3,328	203,152	Ø
Cablevision Systems Corp. Class A	14,032	234,334	£Ø
CBS Corp. Class B	225,450	13,021,992	Ø
Cineplex, Inc.	14,900	561,579
Clear Channel Outdoor Holdings, Inc. Class A	18,284	146,638	Ø
Comcast Corp. Class A	93,103	4,819,011	£
DISH Network Corp. Class A	79,233	4,505,188	*±Ø
Gray Television, Inc.	56,626	637,043	*Ø
Journal Communications, Inc. Class A	86,498	693,714	*Ø
Lamar Advertising Co. Class A	131,688	6,573,865	*£Ø
Liberty Global PLC Class A	1,355	53,956	*
Liberty Global PLC Series C	139,855	5,374,628	*£
LIN Media LLC Class A	80,032	1,875,150	*Ø
Loral Space & Communications, Inc.	22,300	1,605,377	*£Ø
Mediaset SpA	208,449	1,148,670	*Ø
News Corp. Class A	641,541	10,919,028	*Ø
Nexstar Broadcasting Group, Inc. Class A	4,586	182,752	Ø
Omnicom Group, Inc.	23,624	1,598,872	Ø
Sinclair Broadcast Group, Inc. Class A	6,393	170,885	Ø
Sirius XM Holdings, Inc.	1,897,564	6,053,229	*Ø
Sizmek, Inc.	10,027	96,059	*£Ø
Time Warner Cable, Inc.	106,757	15,101,845	±£Ø
Tribune Co.	65,774	5,113,928	*£Ø
	Number of Shares	Value†
Tribune Co. Class 1C Litigation	300,000	$750	*Ø
Twenty-First Century Fox, Inc. Class B	30,331	949,967	£
Viacom, Inc. Class A	7,876	669,224	£
Viacom, Inc. Class B	38,000	3,229,240
World Wrestling Entertainment, Inc. Class A	229,348	4,472,286	£
		90,012,362
Metals & Mining (1.3%)
AMCOL International Corp.	60,000	2,751,000	Ø
Augusta Resource Corp.	44,746	127,373	*Ø
Barrick Gold Corp.	18,666	326,095	Ø
BHP Billiton Ltd. ADR	3,600	253,944	Ø
Gold Fields Ltd. ADR	636,657	2,693,059	Ø
Gold Reserve, Inc.	21,131	63,393	*£Ø
Newmont Mining Corp.	35,754	887,772
Nippon Steel & Sumitomo Metal Corp.	324,000	850,059	Ø
Osisko Mining Corp.	183,943	1,317,415	*Ø
Primero Mining Corp.	64,053	404,988	*Ø
SunCoke Energy, Inc.	357,034	7,451,300	*Ø
		17,126,398
Multiline Retail (0.2%)
Don Quijote Holdings Co. Ltd.	23,600	1,244,713	Ø
Fred's, Inc. Class A	30,133	549,023	Ø
Takashimaya Co. Ltd.	112,000	1,061,110	Ø
		2,854,846
Oil, Gas & Consumable Fuels (2.8%)
Alvopetro Energy Ltd.	80,000	69,340	*Ø
Anadarko Petroleum Corp.	54,460	5,392,629	£
Aurora Oil & Gas Ltd.	6,000	22,773	*Ø

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Bellatrix Exploration Ltd.	20,106	$195,547	*Ø
Cameco Corp.	154,720	3,293,989	Ø
Caracal Energy, Inc.	265,000	2,429,523	*
Cheniere Energy, Inc.	30,135	1,701,121	*±£
EPL Oil & Gas, Inc.	15,919	623,070	*Ø
Heritage Oil PLC	152,000	808,919	*
Hess Corp.	114,229	10,184,658	Ø
JX Holdings, Inc.	94,100	488,925	Ø
Occidental Petroleum Corp.	110,502	10,580,566	Ø
Penn West Petroleum Ltd.	50,497	457,503	±£
Royal Dutch Shell PLC ADR	7,141	562,282	Ø
Spartan Energy Corp.	52,397	196,480	*Ø
		37,007,325
Paper & Forest Products (0.0%)
Ainsworth Lumber Co. Ltd.	94,890	325,520	*Ø
Personal Products (0.3%)
Avon Products, Inc.	206,983	3,162,700	±£Ø
Elizabeth Arden, Inc.	23,100	848,694	*
		4,011,394
Pharmaceuticals (3.3%)
Actavis PLC	4,308	880,254	*±£
Allergan, Inc.	72,326	11,994,544	±
AstraZeneca PLC ADR	39,246	3,102,245	±£
Auxilium Pharmaceuticals, Inc.	67,557	1,520,708	*£
Bayer AG	22,990	3,189,518	Ø
BioDelivery Sciences International, Inc.	38,650	344,371	*£
Endo International PLC	15,390	968,724	*Ø
Forest Laboratories, Inc.	63,542	5,840,145	*Ø
Johnson & Johnson	49,550	5,018,919	Ø
Mallinckrodt PLC	53	3,775	*
Mylan, Inc.	40,454	2,054,254	*
	Number of Shares	Value†
Omthera Pharmaceuticals, Inc.	100	$—	*[f]
Perrigo Co. PLC	6,380	924,207	Ø
Teva Pharmaceutical Industries Ltd. ADR	59,584	2,911,274	±£Ø
Zoetis, Inc.	145,488	4,402,467	Ø
		43,155,405
Real Estate Investment Trusts (1.6%)
American Realty Capital Properties, Inc.	232,796	3,047,300	£
Chatham Lodging Trust	143,783	2,923,108
Essex Property Trust, Inc.	3,697	640,542	Ø
Japan Retail Fund Investment Corp.	859	1,727,716	Ø
Mid-America Apartment Communities, Inc.	4,871	339,265	Ø
Newcastle Investment Corp.	901,028	4,045,616	Ø
NorthStar Realty Finance Corp.	471,024	7,545,804	Ø
Parkway Properties, Inc.	807	15,220	Ø
Spirit Realty Capital, Inc.	23,419	252,223	£
Starwood Property Trust, Inc.	7,811	187,855	£
		20,724,649
Real Estate Management & Development (0.7%)
Daiwa House Industry Co. Ltd.	201,000	3,396,041	Ø
DIC Asset AG	36,592	360,032	Ø
GAGFAH SA	79,300	1,251,992	*Ø
Mitsubishi Estate Co. Ltd.	51,000	1,157,210	Ø
Pruksa Real Estate PCL	753,500	523,653	fØ
Tokyo Tatemono Co. Ltd.	158,000	1,260,018	Ø
	Number of Shares	Value†
Tokyu Fudosan Holdings Corp.	161,700	$1,175,552	Ø
		9,124,498
Road & Rail (0.4%)
Hertz Global Holdings, Inc.	182,635	5,199,619	*Ø
Semiconductors & Semiconductor Equipment (0.8%)
Broadcom Corp. Class A	12,403	382,136
Cabot Microelectronics Corp.	4,700	203,839	*£
LSI Corp.	498,673	5,555,217	Ø
Montage Technology Group Ltd.	23	478	*Ø
NVIDIA Corp.	39,392	727,570	±Ø
RDA Microelectronics, Inc. ADR	21,789	367,581	£
RF Micro Devices, Inc.	19,629	165,669	*Ø
Skyworks Solutions, Inc.	4,277	175,571	*±Ø
Tokyo Electron Ltd. ADR	88,587	1,664,351	£Ø
TriQuint Semiconductor, Inc.	67,426	956,101	*£Ø
Wolfson Microelectronics PLC	10,000	39,635	*
		10,238,148
Software (2.1%)
AutoNavi Holdings Ltd. ADR	10,238	211,722	*
Compuware Corp.	403,231	4,177,473	±£Ø
Comverse, Inc.	61,938	1,544,734	*Ø
Ebix, Inc.	2,000	31,560	Ø
Giant Interactive Group, Inc. ADR	1,000	11,750	Ø
Intuit, Inc.	32,000	2,424,000
Nintendo Co. Ltd.	4,000	419,842	Ø
Nuance Communications, Inc.	282,012	4,537,573	*±£
PTC, Inc.	113,750	4,023,337	*Ø
Shanda Games Ltd. ADR	27,006	178,780	*Ø
Symantec Corp.	11,535	233,930	±£
TiVo, Inc.	46,923	556,507	*£

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Verint Systems, Inc.	197,033	$8,624,134	*£
Zynga, Inc. Class A	8,860	35,883	*
		27,011,225
Specialty Retail (1.9%)
Aaron's, Inc.	30,323	893,619	£
Dick's Sporting Goods, Inc.	12,900	679,314
Emperor Watch & Jewellery Ltd.	8,790,000	659,148	Ø
Jos A Bank Clothiers, Inc.	28,530	1,841,612	*Ø
New York & Co., Inc.	55,960	234,472	*Ø
Office Depot, Inc.	543,511	2,222,960	*£Ø
Sanrio Co. Ltd.	29,000	919,410	Ø
Signet Jewelers Ltd.	23,397	2,370,584	£
The Gap, Inc.	94,600	3,717,780	Ø
The Men's Wearhouse, Inc.	53,346	2,527,533	Ø
Tiffany & Co.	45,383	3,970,559
United Arrows Ltd.	34,700	1,342,124	Ø
Via Varejo SA	117,000	1,259,334	*Ø
Zale Corp.	120,000	2,566,800	*Ø
		25,205,249
Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.	7,645	4,511,238	Ø
BlackBerry Ltd.	14,894	114,088	*Ø
Diebold, Inc.	15,060	566,406	±£
Nokia OYJ ADR	306,738	2,300,535	*±Ø
QLogic Corp.	24,634	285,262	*£
Quantum Corp.	114,958	124,155	*£
Ricoh Co. Ltd.	58,900	678,709	Ø
Western Digital Corp.	72,831	6,418,596	£
		14,998,989
Textiles, Apparel & Luxury Goods (1.2%)
Asics Corp.	32,100	624,773
PVH Corp.	54,975	6,903,211	Ø
Steven Madden Ltd.	90,850	3,235,169	*Ø
Vera Bradley, Inc.	176,400	4,992,120	*Ø
		15,755,273
Thrifts & Mortgage Finance (0.2%)
Aareal Bank AG	8,270	374,893	*Ø
Astoria Financial Corp.	41,024	543,978
	Number of Shares	Value†
Clifton Bancorp, Inc.	2,660	$30,829	£
Federal Home Loan Mortgage Corp.	10,011	39,143	*£
Hudson City Bancorp., Inc.	103,860	1,034,446	Ø
United Financial Bancorp, Inc.	137	2,417	£
		2,025,706
Tobacco (0.1%)
Lorillard, Inc.	6,900	409,998
Reynolds American, Inc.	6,900	389,367	±
		799,365
Trading Companies & Distributors (0.0%)
Mitsubishi Corp.	29,300	524,684	Ø
Transportation Infrastructure (0.1%)
Macquarie Infrastructure Co., LLC	21,366	1,228,972	Ø
Water Utilities (0.1%)
Cia de Saneamento Basico do Estado de Sao Paulo	75,600	716,077
Wireless Telecommunication Services (0.9%)
Leap Wireless International, Inc.	60,000	151,200	*fØ
Sprint Corp.	27,426	233,121	*Ø
T-Mobile US, Inc.	246,453	7,218,608	*±£Ø
Vodafone Group PLC ADR	110,860	4,208,246	£±
		11,811,175
Total Common Stocks (Cost $734,802,703)		738,337,743
Convertible Preferred Stocks (0.1%)
Real Estate Investment Trusts (0.1%)
CommonWealth REIT Series D (Cost $609,625)	23,850	616,523	*Ø
Preferred Stocks (0.7%)
Automobiles (0.2%)
Volkswagen AG, 3.56%	8,855	2,384,515	*Ø
	Number of Shares	Value†
Banks (0.3%)
National Bank of Greece SA, Ser. A, 9.00%	175,463	$3,368,890	*Ø
Consumer Finance (0.0%)
Ally Financial, Inc., Ser. G, 7.00%	625	618,984	ñ
Real Estate Investment Trusts (0.0%)
Strategic Hotels & Resorts, Inc., Ser. B, 8.25%	5,145	130,477	£
Strategic Hotels & Resorts, Inc., Ser. C, 8.25%	5,127	130,380	£
		260,857
Thrifts & Mortgage Finance (0.2%)
Federal Home Loan Mortgage Corp., Ser. Z, 8.38%	198,294	2,153,473	*Øµ
Federal National Mortgage Association, Ser. S, 8.25%	20,645	212,643	*Øµ
Federal National Mortgage Association, Ser. T, 8.25%	51,186	629,588	*Ø
		2,995,704
Total Preferred Stocks (Cost $8,574,703)		9,628,950
Exchange Traded Funds (0.8%)
PowerShares DB U.S. Dollar Index Bullish Fund	217,100	4,619,888	*Ø
ProShares Short 20+ Year Treasury	32,125	954,273	*£
SPDR EURO STOXX 50 ETF	43,167	1,885,535
SPDR Gold Shares	6,400	795,008	*£
SPDR S&P 500 ETF Trust	3,544	667,796	±Ø
WisdomTree Europe Hedged Equity Fund	32,584	1,874,232
Total Exchange Traded Funds (Cost $10,846,341)		10,796,732

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Rights	Value†
Rights (0.0%)
Beverages (0.0%)
AMBEV SA	503	$57	*
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc.	5,000	1,445	*£f
Health Care Providers & Services (0.0%)
Community Health Systems, Inc.	16,825	1,011	*
Total Rights (Cost $192)		2,513
	Number of Warrants
Warrants (0.1%)
Diversified Financial Services (0.1%)
Nomad Holdings Ltd.	1,014,889	459,237	*Ø
Machinery (0.0%)
Xerium Technologies, Inc.	24,518	1,594	*
Media (0.0%)
Tribune Co.	1,877	145,467	*
Total Warrants (Cost $164,064)		606,298
	Principal Amount
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.0%)
U.S. Treasury Bonds, 3.13%, due 2/15/43 (Cost $32,102)	$32,000	30,030	£Ø
Mortgage-Backed Securities (2.7%)
Collateralized Mortgage Obligations (0.8%)
Banc of America Alternative Loan Trust, Ser. 2005-6, Class 2CB2, 6.00%, due 7/25/35	700,822	656,669	Ø
	Principal Amount	Value†
Bear Stearns Asset Backed Securities Trust, Ser. 2004-AC4, Class A1, 5.83%, due 8/25/34	$437,800	$449,821	aØ
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Ser. 2005-7, Class 1A4, 5.50%, due 10/25/35	362,494	365,008	Ø
Citicorp Mortgage Securities, Inc., Ser. 2006-3, Class 1A9, 5.75%, due 6/25/36	745,577	768,014	Ø
Citicorp Mortgage Securities, Inc., Ser. 2006-4, Class 1A2, 6.00%, due 8/25/36	1,122,842	1,148,278	Ø
Citicorp Mortgage Securities, Inc., Ser. 2007-8, Class 1A4, 6.00%, due 9/25/37	219,158	219,187	Ø
GSR Mortgage Loan Trust, Ser. 2005-AR6, Class 3A2, 2.62%, due 9/25/35	633,506	596,316	Øµ
JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A6, 5.71%, due 12/25/36	937,293	892,409	aØ
	Principal Amount	Value†
JP Morgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 2.74%, due 7/25/35	$348,673	$353,845	Øµ
JP Morgan Mortgage Trust, Ser. 2007-A1, Class 5A6, 2.66%, due 7/25/35	400,858	364,691	Øµ
MASTR Alternative Loans Trust, Ser. 2004-10, Class 4A1, 6.00%, due 9/25/19	162,462	168,184	Ø
PHH Mortgage Trust, Ser. 2008-CIM1, Class 21A2, 6.00%, due 5/25/38	242,040	248,687	Ø
RFMSI Trust, Ser. 2005-SA3, Class 1A, 2.86%, due 8/25/35	410,899	329,350	µ
Structured Asset Securities Corp. Trust, Ser. 2005-6, Class 2A1, 5.50%, due 5/25/35	326,050	336,526
WaMu Mortgage Pass-Through Certificates, Ser. 2004-S1, Class 1A11, 5.50%, due 3/25/34	236,683	249,521	Ø
Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR9, Class 3A2, 2.62%, due 6/25/34	417,617	402,958	µ

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-13, Class A5, 6.00%, due 10/25/36	$386,923	$403,215	Ø
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-12, Class A6, 5.50%, due 9/25/37	1,035,774	1,057,030	Ø
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-14, Class 1A1, 6.00%, due 10/25/37	780,706	795,587	Ø
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-16, Class 1A7, 6.00%, due 12/28/37	372,855	385,377	Ø
		10,190,673
Commercial Mortgage-Backed (1.9%)
BAMLL Commercial Mortgage Securities Trust, Ser. 2013-DSNY, Class F, 3.65%, due 9/15/26	900,000	904,986	ñØµ
Boca Hotel Portfolio Trust, Ser. 2013-BOCA, Class E, 3.90%, due 8/15/26	700,000	700,785	ñØµ
	Principal Amount	Value†
COMM Mortgage Trust, Ser. 2006-FL12, Class F, 0.49%, due 12/15/20	$453,370	$448,247	ñØµ
Commercial Mortgage Trust, Ser. 2007-GG11, Class AJ, 6.26%, due 12/10/49	1,440,000	1,476,791	Øµ
Credit Suisse Commercial Mortgage Trust Series, Ser. 2008-C1, Class AJ, 6.18%, due 2/15/41	1,500,000	1,552,813	ñØµ
Credit Suisse First Boston Commercial Mortgage Trust, Ser. 2003-C3, Class H, 5.16%, due 5/15/38	448,004	448,301	ñØµ
Credit Suisse Mortgage Capital Certificates, Ser. 2006-TF2A, Class KERE, 0.75%, due 9/15/21	167,724	165,306	ñØµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB15, Class AM, 5.86%, due 6/12/43	2,500,000	2,584,297	Øµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-LDP8, Class C, 5.55%, due 5/15/45	1,200,000	1,194,926	Øµ
	Principal Amount	Value†
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-INN, Class D, 3.55%, due 10/15/30	$1,900,000	$1,918,629	ñØµ
LB-UBS Commercial Mortgage Trust, Ser. 2006-C4, Class AJ, 6.05%, due 6/15/38	500,000	530,930	Øµ
LB-UBS Commercial Mortgage Trust, Ser. 2007-C1, Class AJ, 5.48%, due 2/15/40	1,000,000	1,039,668	Ø
LB-UBS Commercial Mortgage Trust, Ser. 2007-C7, Class AJ, 6.46%, due 9/15/45	2,200,000	2,313,472	Øµ
Morgan Stanley Capital I Trust, Ser. 2007-T25, Class AJ, 5.57%, due 11/12/49	1,675,000	1,713,569	Øµ
NorthStar, Ser. 2013-1A, Class B, 5.15%, due 8/25/29	500,000	502,500	ñØµ
PFP III Ltd., Ser. 2014-1, Class D, 4.00%, due 6/14/31	3,300,000	3,300,000	ñµ
UBS Commercial Mortgage Trust, Ser. 2007-FL1, Class F, 0.73%, due 7/15/24	475,000	470,101	ñØµ

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C30, Class AJ, 5.41%, due 12/15/43	$1,200,000	$1,217,035	Øµ
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class AJ, 5.66%, due 4/15/47	1,150,000	1,177,285	Øµ
Wells Fargo Commercial Mortgage Trust, Ser. 2014-TISH, Class WTS2, 3.40%, due 2/15/27	1,700,000	1,700,891	ñØµ
		25,360,532
Total Mortgage-Backed Securities (Cost $35,198,870)		35,551,205
Asset-Backed Securities (0.2%)
Countrywide Asset-Backed Certificates, Ser. 2005-7, Class AF4, 4.87%, due 10/25/35	496,574	501,238	Øµ
JP Morgan Mortgage Acquisition Corp., Ser. 2007-CH1, Class AF3, 5.51%, due 11/25/36	673,922	684,193	aØ
JP Morgan Mortgage Acquisition Corp., Ser. 2007-CH1, Class AF6, 5.50%, due 11/25/36	1,032,339	1,043,186	aØ
	Principal Amount	Value†
Structured Asset Securities Corp. Mortgage Loan Trust, Ser. 2005-4XS, Class 1A3, 5.00%, due 3/25/35	$545,908	$561,174	aØ
Total Asset-Backed Securities (Cost $2,802,852)		2,789,791
Corporate Debt Securities (3.6%)
Aerospace & Defense (0.0%)
Bombardier, Inc., 7.50%, due 3/15/18	500,000	570,000	ñØ
Auto Components (0.1%)
American Axle & Manufacturing, Inc., 5.13%, due 2/15/19	500,000	523,750	Ø
Gajah Tunggal Tbk PT, 7.75%, due 2/6/18	250,000	257,375	ñØ
Icahn Enterprises LP, 4.88%, due 3/15/19	500,000	506,875	ñ
		1,288,000
Banks (0.2%)
Bancolombia SA, 5.13%, due 9/11/22	250,000	247,812	Ø
CIT Group, Inc., 5.25%, due 3/15/18	500,000	536,250	Ø
Citigroup, Inc., Ser. M, 6.30%, due 5/15/24	225,000	224,156	µ
ICICI Bank Ltd., 6.38%, due 4/30/22	250,000	251,250	Øµ
Industrial Senior Trust, 5.50%, due 11/1/22	250,000	240,938	ñØ
Lloyds Banking Group PLC, 7.50%, due 6/27/24	500,000	522,500	µ
	Principal Amount	Value†
VTB Bank OJSC Via VTB Capital SA, 6.95%, due 10/17/22	$250,000	$239,375
Wells Fargo & Co., Ser. S, 5.90%, due 6/15/24	200,000	204,484	µ
		2,466,765
Building Products (0.0%)
Associated Materials LLC, 9.13%, due 11/1/17	225,000	236,250	Ø
USG Corp., 8.38%, due 10/15/18	300,000	319,500	ñØ
		555,750
Chemicals (0.1%)
Braskem Finance Ltd., 6.45%, due 2/3/24	250,000	260,000	Ø
Hexion US Finance Corp., 6.63%, due 4/15/20	373,000	387,454	£
		647,454
Communications Equipment (0.1%)
Avaya, Inc., 10.50%, due 3/1/21	910,000	828,100	£ñ
Construction & Engineering (0.1%)
Michael Baker Holdings LLC, 8.87%, due 4/15/19	606,000	607,515	£cñØ
Consumer Finance (0.1%)
Ally Financial, Inc., 5.50%, due 2/15/17	500,000	543,750	Ø
SLM Corp., 8.45%, due 6/15/18	425,000	500,969	Ø
		1,044,719
Diversified Financial Services (0.0%)
Comcel Trust, 6.88%, due 2/6/24	300,000	313,875	ñØ

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Lehman Brothers Holdings, Inc., 6.88%, due 5/2/18	$1,000,000	$186,250	≠Ø
		500,125
Diversified Telecommunication Services (0.3%)
CenturyLink, Inc., Ser. N, 6.00%, due 4/1/17	500,000	552,500	Ø
Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	2,863,000	2,802,161	ñØ
Intelsat Luxembourg SA, 6.75%, due 6/1/18	425,000	449,437	Ø
Sprint Capital Corp., 8.75%, due 3/15/32	450,000	503,438	Ø
		4,307,536
Electric Utilities (0.2%)
Energy Future Intermediate Holding Co. LLC, 11.00%, due 10/1/21	288,000	329,760
Energy Future Intermediate Holding Co. LLC, 12.25%, due 3/1/22	2,278,000	2,716,515	ñØ
		3,046,275
Energy Equipment & Services (0.1%)
CHC Helicopter SA, 9.25%, due 10/15/20	225,000	241,875	Ø
Pacific Drilling SA, 8.25%, due 2/23/15	1,100,000	1,138,500	Ø
PHI, Inc., 5.25%, due 3/15/19	265,000	268,975	ñØ
		1,649,350
	Principal Amount	Value†
Food Products (0.1%)
ESAL GmbH, 6.25%, due 2/5/23	$250,000	$238,750	ñØ
Minerva Luxembourg SA, 7.75%, due 1/31/23	250,000	257,187	ñØ
Premier Foods Finance PLC, 6.50%, due 3/15/21	250,000	432,695	ñØ
Virgolino de Oliveira Finance Ltd., 10.50%, due 1/28/18	400,000	293,000	ñØ
		1,221,632
Health Care Providers & Services (0.2%)
Community Health Systems, Inc., 6.88%, due 2/1/22	350,000	362,687	ñØ
Fresenius Medical Care US Finance, Inc., 6.50%, due 9/15/18	450,000	505,125	ñØ
HCA, Inc., 5.00%, due 3/15/24	1,000,000	992,500	Ø
Tenet Healthcare Corp., 8.13%, due 4/1/22	250,000	277,500
		2,137,812
Healthcare—Products (0.0%)
Kinetic Concepts, Inc., 10.50%, due 11/1/18	500,000	571,250	Ø
Hotels, Restaurants & Leisure (0.2%)
Caesars Entertainment Operating Co., Inc., 11.25%, due 6/1/17	500,000	477,500	Ø
Caesars Entertainment Resort Properties LLC, 8.00%, due 10/1/20	753,000	783,120	ñØ
	Principal Amount	Value†
MGM Resorts International, 7.63%, due 1/15/17	$500,000	$568,750	Ø
Mohegan Tribal Gaming Authority, 9.75%, due 9/1/21	167,000	183,700	£Ø
MTR Gaming Group, Inc., 11.50%, due 8/1/19	249,000	280,125	Ø
Royal Caribbean Cruises Ltd., 7.25%, due 3/15/18	400,000	464,000	Ø
		2,757,195
Household Durables (0.2%)
Beazer Homes USA, Inc., 5.75%, due 6/15/19	475,000	469,062	ñØ
KB Home, 7.25%, due 6/15/18	500,000	562,500	Ø
KB Home, 7.50%, due 9/15/22	200,000	219,000	Ø
Lennar Corp., 6.95%, due 6/1/18	425,000	481,313
Standard Pacific Corp., 8.38%, due 5/15/18	500,000	590,000	Ø
		2,321,875
Household Products (0.0%)
Reynolds Group Issuer, Inc., 5.75%, due 10/15/20	500,000	520,000	Ø
Insurance (0.2%)
Ambac Assurance Corp., 5.10%, due 6/7/20	1,575,000	1,744,313	*£ñØ
Liberty Mutual Group, Inc., 7.00%, due 3/15/37	400,000	426,000	ñµ
		2,170,313

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Machinery (0.1%)
CNH Industrial Capital LLC, 3.63%, due 4/15/18	$500,000	$509,375	Ø
Navistar International Corp., 8.25%, due 11/1/21	200,000	203,500	Ø
SPX Corp., 6.88%, due 9/1/17	425,000	482,375	Ø
		1,195,250
Marine (0.1%)
Hapag-Lloyd AG, 9.75%, due 10/15/17	500,000	535,000	ñØ
Stena AB, 7.00%, due 2/1/24	500,000	506,250	ñØ
		1,041,250
Media (0.3%)
CCU Escrow Corp., 10.00%, due 1/15/18	1,200,000	1,173,000	ñ
Cengage Learning Acquisitions, Inc., 12.00%, due 6/30/19	187,000	53,893	≠fñØ
Cenveo Corp., 11.50%, due 5/15/17	1,362,000	1,334,760	Ø
Clear Channel Communications, Inc., 9.00%, due 3/1/21	500,000	531,250	Ø
DISH DBS Corp., 5.88%, due 7/15/22	500,000	539,375	Ø
		3,632,278
Metal Fabricate/Hardware (0.0%)
WPE International Cooperatief UA, 10.38%, due 9/30/20	400,000	253,000	ñØ
	Principal Amount	Value†
Metals & Mining (0.3%)
AK Steel Corp., 8.75%, due 12/1/18	$425,000	$474,937	Ø
APERAM, 7.75%, due 4/1/18	500,000	528,750	ñØ
ArcelorMittal, 6.75%, due 2/25/22	500,000	553,750	Ø
Coeur Mining, Inc., 7.88%, due 2/1/21	275,000	272,250	ñØ
Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/22	250,000	224,688	ñØ
SunCoke Energy Partners LP, 7.38%, due 2/1/20	150,000	159,000	ñ
United States Steel Corp., 7.00%, due 2/1/18	450,000	499,500	Ø
Vedanta Resources PLC, 8.25%, due 6/7/21	500,000	530,000	ñØ
		3,242,875
Oil, Gas & Consumable Fuels (0.3%)
Alpha Natural Resources, Inc., 6.00%, due 6/1/19	450,000	342,000	Ø
Arch Coal, Inc., 8.00%, due 1/15/19	495,000	493,762	ñØ
Atlas Pipeline Partners LP, 5.88%, due 8/1/23	375,000	370,313
Chesapeake Energy Corp., 7.25%, due 12/15/18	400,000	465,000	Ø
Chesapeake Energy Corp., 3.47%, due 4/15/19	200,000	202,000	Øµ
	Principal Amount	Value†
Kinder Morgan Finance Co. LLC, 6.00%, due 1/15/18	$450,000	$492,172	ñØ
Linn Energy LLC, 7.25%, due 11/1/19	475,000	491,031	ñØ
Pacific Rubiales Energy Corp., 5.13%, due 3/28/23	250,000	241,563	ñØ
Tesoro Corp., 5.38%, due 10/1/22	400,000	415,000	Ø
		3,512,841
Pharmaceuticals (0.0%)
Valeant Pharmaceuticals International, Inc., 5.63%, due 12/1/21	500,000	520,000	ñØ
Real Estate Management & Development (0.0%)
Hunt Cos., Inc., 9.63%, due 3/1/21	276,000	284,970	ñØ
Road & Rail (0.1%)
Avis Budget Car Rental LLC, 4.88%, due 11/15/17	500,000	523,125	Ø
The Hertz Corp., 6.75%, due 4/15/19	500,000	536,250	Ø
Ukraine Railways via Shortline PLC, 9.50%, due 5/21/18	250,000	185,842	ñØ
		1,245,217
Wireless Telecommunication Services (0.2%)
Eileme 2 AB, 11.75%, due 1/31/20	250,000	417,939	Ø
Hughes Satellite Systems Corp., 7.63%, due 6/15/21	300,000	338,250

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
NII International Telecom SCA, 7.88%, due 8/15/19	$1,040,000	$733,200	ñØ
Nortel Networks Ltd., 6.88%, due 9/1/23	84,000	40,320	≠£
Sprint Communications, Inc., 7.00%, due 8/15/20	500,000	543,750	Ø
T-Mobile USA, Inc., 5.25%, due 9/1/18	500,000	526,875	Ø
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, due 2/2/21	250,000	250,625	ñØ
		2,850,959
Total Corporate Debt Securities (Cost $46,657,472)		46,990,306
Convertible Corporate Debt Securities (0.0%)
Communications Equipment (0.0%)
Nortel Networks Corp., 1.75%, due 4/15/12 (Cost $401,360)	406,000	413,105	≠£Ø
Bank Loan Obligationsµ (9.4%)
Advertising (0.5%)
Catalina Marketing Corp., 1st Lien Term Loan, due 4/2/21	1,346,000	1,341,370	^^
Catalina Marketing Corp., 2nd Lien Term Loan, 7.75%, due 4/1/22	470,000	464,125
Extreme Reach, Inc., 1st Lien Term Loan, 5.75%, due 12/31/25	391,000	394,910	N
	Principal Amount	Value†
Extreme Reach, Inc., 2nd Lien Term Loan, 9.50%, due 12/31/25	$1,093,000	$1,101,197	N
Getty Images, Inc., 1st Lien Term Loan, 4.75%, due 10/18/19	1,994,949	1,907,211	Ø
VFH Parent LLC, 1st Lien Term Loan, 5.75%, due 11/5/19	997,500	981,709	Ø
YP LLC, 1st Lien Term Loan B, 8.00%, due 6/4/18	149,036	150,217	Ø
		6,340,739
Aerospace & Defense (0.0%)
Consolidated Precision Products Corp., 2nd Lien Term Loan, 8.75%, due 4/21/23	500,000	505,000	Ø
TransDigm Group, Inc., 3.50%, due 2/14/17	328,338	328,850	Ø
		833,850
Air Freight & Logistics (0.1%)
TNT Express NV, due 3/19/21	163,955	162,520	^^
TNT Express NV, 1st Lien Term Loan, due 3/19/21	172,898	171,385	^^
TNT Express NV, 1st Lien Term Loan, due 3/19/21	29,810	29,549	^^
TNT Express NV, 1st Lien Term Loan, due 12/31/49	238,480	236,394	^^
		599,848
	Principal Amount	Value†
Biotechnology (0.0%)
Ikaria, Inc., 2nd Lien Term Loan, 8.75%, due 2/4/22	$142,000	$143,420	Ø
Capital Markets (0.0%)
RCS Capital Corp., 2nd Lien Term Loan, due 3/31/17	570,000	582,825	^^
Chemicals (0.1%)
Ascend Performance Materials LLC, Term Loan B, 6.75%, due 4/4/18	1,201,415	1,189,401	NØ
Axalta Coating Systems US Holdings, Inc., due 2/1/20	500,000	498,190
Royal Adhesives & Sealants LLC, 2nd Lien Term Loan, 9.75%, due 12/31/20	87,000	88,087
		1,775,678
Commercial Services & Supplies (1.2%)
AlliedBarton Security Services LLC, 2nd Lien Term Loan, due 8/12/21	43,014	42,960
AlliedBarton Security Services LLC, 2nd Lien Term Loan, 7.00%, due 8/12/21	113,986	113,844	Ø
ARAMARK Corp., 1st Lien Term Loan F, 3.25%, due 2/21/21	500,000	494,790

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Brickman Group Holdings, 2nd Lien Term Loan, 7.50%, due 12/17/21	$1,788,000	$1,820,416	Ø
CA Acquisition Holdings, Inc., 6.00%, due 8/17/19	387,563	389,179	Ø
Capital Safety North America Holdings, Inc., 1st Lien Term Loan, 4.00%, due 3/26/21	1,879,000	1,866,091
Capital Safety North America Holdings, Inc., 2nd Lien Term Loan, due 3/25/22	1,034,000	1,036,068	^^
Eastman Kodak Co., 2nd Lien Term Loan, 10.75%, due 7/31/20	250,000	255,000	Ø
Eastman Kodak Co., Term Loan, 7.25%, due 7/31/19	1,991,231	2,028,567	Ø
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, due 12/31/19	61,600	61,754	Ø
Inmar, Inc., 1st Lien Term Loan, 4.25%, due 1/27/21	473,000	468,270	NØ
Insight Global, Inc., 5.50%, due 10/31/19	497,481	497,949	Ø
iQor US, Inc., 1st Lien Term Loan B, due 2/19/21	1,147,000	1,093,951	^^
	Principal Amount	Value†
iQor US, Inc., 2nd Lien Term Loan, 9.75%, due 2/18/22	$881,000	$836,950
Lineage Logistics LLC, 1st Lien Term Loan B, 4.50%, due 3/31/21	426,000	419,078
Millennium Laboratories LLC, 5.25%, due 3/28/21	417,000	415,090
PHS Group PLC, 1st Lien Term Loan B, due 8/2/15	347,000	266,322	^^
PHS Group PLC, 1st Lien Term Loan C, due 7/4/16	347,000	268,057	^^
Quad / Graphics, Inc., 1st Lien Term Loan B, due 4/23/21	668,000	670,505	^^N
Sedgwick, Inc., 2nd Lien Term Loan, 6.75%, due 2/11/22	1,252,000	1,237,139	Ø
Service Masters, Inc., 4.41%, due 1/31/17	207,579	207,666	Ø
TriNET HR Corp., 1st Lien Term Loan B2, 5.00%, due 8/30/19	1,492,500	1,499,037
		15,988,683
Computers & Peripherals (0.1%)
Sungard Availability Services Capital, Inc., 1st Lien Term Loan, 6.00%, due 3/25/19	1,946,000	1,936,270
	Principal Amount	Value†
Diversified Financial Services (0.3%)
4L Technologies, Inc., Term Loan B, due 4/3/20	$1,051,000	$1,044,431	^^
Intertrust Group BV, 2nd Lien Term Loan, due 4/4/22	817,000	816,829	^^
Twin River Management Group, Inc., 1st Lien Term Loan, due 4/10/20	2,216,000	2,216,000	^^N
		4,077,260
Diversified Telecommunication Services (0.5%)
Fairpoint Communications, Inc., Term Loan B, 7.50%, due 2/14/19	3,761,075	3,875,939	Ø
Global Telcom Link Corp., 2nd Lien Term Loan, 9.00%, due 5/21/20	2,825,000	2,780,280	Ø
		6,656,219
Electrical Components & Equipment (0.1%)
Pelican Products, Inc., 2nd Lien Term Loan, due 4/8/21	881,000	889,810	^^N
Energy Equipment & Services (0.2%)
Alinta Energy Holdings Pty. Ltd., due 12/31/20	25,789	26,112	Ø^^††
Alinta Energy Holdings Pty. Ltd., 6.37%, due 12/31/20	392,239	396,817	Ø
Stallion Oilfield Holdings, Inc., Term Loan, 8.00%, due 6/3/18	144,468	147,297	Ø

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Texas Competitive Holdings LLC, Extended Term Loan, 4.74%, due 10/10/17	$2,106,000	$1,586,513	Ø
		2,156,739
Food Products (0.3%)
Del Monte Corp., 2nd Lien Term Loan, 8.25%, due 7/26/21	1,917,000	1,893,037	Ø
Ferrara Pan Candy Co., Inc., 7.50%, due 6/8/17	1,895,178	1,792,516	Ø
H.J. Heinz Holding Corp., 3.25%, due 6/7/19	253,088	252,956	Ø
		3,938,509
Health Care Equipment & Supplies (0.1%)
Alere, Inc., 4.25%, due 6/30/17	277,577	277,404	Ø
Carestream Health, Inc., 2nd Lien Term Loan, 9.50%, due 12/5/19	1,063,099	1,083,298	Ø
US Renal Care, Inc., 1st Lien Term Loan, due 7/3/19	500,000	499,165
		1,859,867
Health Care Providers & Services (0.3%)
CRC Health Corp., due 9/28/21	425,000	425,000	^^
Davita Healthcare Partners, Inc., Term Loan B, 4.50%, due 10/20/16	341,237	341,943	Ø
Genesis HealthCare LLC, Term Loan, 10.00%, due 10/2/17	178,686	183,153	NØ
	Principal Amount	Value†
Gentiva Health Services, Inc., Term Loan B, 6.50%, due 10/16/19	$2,493,750	$2,460,508	Ø
MPH Acquisition Holdings LLC, Initial Term Loan, due 3/31/21	500,000	497,230	^^
		3,907,834
Health Care Technology (0.0%)
The TriZetto Group Inc., 2nd Lien Term Loan, 8.50%, due 3/27/19	500,000	502,500	N
Healthcare—Products (0.1%)
Accellent, Inc., 1st Lien Term Loan, 4.50%, due 2/19/21	191,000	189,270
Kinetic Concepts, Inc., 4.00%, due 5/4/18	535,064	534,261	Ø
		723,531
Hotels, Restaurants & Leisure (1.1%)
Bally Technologies, Inc., 1st Lien Term Loan B, 4.25%, due 8/21/20	497,500	497,625	Ø
Caesars Entertainment Corp., 1st Lien Term Loan, 7.00%, due 10/9/20	2,024,250	2,028,299	Ø
Caesars Growth Properties Holdings LLC, 1st Lien Term Loan, due 4/9/21	2,077,000	2,065,057	^^
Centaur Acquisition LLC, 1st Lien Term Loan, 5.25%, due 2/20/19	864,212	864,480	Ø
	Principal Amount	Value†
ClubCorp Club Operations, Inc., Term Loan B, 4.00%, due 7/24/20	$500,000	$498,125	Ø
Diamond Resorts Corp., Term Loan, due 4/23/21	497,000	496,379	^^N
Harrah's Entertainment, Inc., Term Loan B4, 9.50%, due 10/31/16	105,894	104,687	Ø
Harrah's Entertainment, Inc., Term Loan B5, 4.89%, due 1/28/18	4,000,000	3,681,120	Ø
Harrah's Entertainment, Inc., Term Loan B6, 5.49%, due 1/28/18	1,100,000	1,026,300	Ø
Hilton Worldwide Finance LLC, Term Loan B, due 10/25/20	500,000	497,845
Mohegan Tribal Gaming Authority, 1st Lien Term Loan B, 5.50%, due 11/19/19	1,476,300	1,496,968	Ø
Scientific Games International, Inc., Term Loan, due 10/18/20	500,000	498,335
		13,755,220
Household Products (0.1%)
Huish Detergent, Inc., 1st Lien Term Loan, 5.50%, due 3/23/20	539,637	522,099	Ø

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
KIK Custom Products, Inc., 1st Lien Term Loan, 5.50%, due 4/29/19	$498,746	$497,813	Ø
		1,019,912
Independent Power and Renewable Electricity Producers (0.1%)
NRG Energy, Inc., 2.75%, due 7/1/18	686,533	678,809	Ø
Insurance (0.4%)
Asurion LLC, 1st Lien Term Loan, 7.50%, due 12/31/20	866,896	867,381	Ø
Asurion LLC, 2nd Lien Term Loan, 8.50%, due 2/19/21	2,872,000	2,947,390	Ø
Cunningham Lindsey U.S., Inc., 2nd Initial Loan, 9.25%, due 6/10/20	1,000,000	998,750	Ø
		4,813,521
Internet Software & Services (0.3%)
Manwin Licensing International, Term Loan, 14.00%, due 10/4/18	1,438,947	1,582,842	N
Travelport Ltd., 9.50%, due 1/31/16	875,000	901,688	Ø
Travelport Ltd., 6.25%, due 6/26/19	990,013	1,010,555	Ø
		3,495,085
IT Services (0.0%)
Virtu Financial LLC, Term Loan, 5.75%, due 7/1/16	494,485	486,657	Ø
Media (0.8%)
Advanstar, Inc., 2nd Lien Term Loan, 9.50%, due 5/14/20	62,000	62,413	Ø
	Principal Amount	Value†
Clear Channel Capital I LLC, 6.90%, due 1/30/19	$814,000	$807,114	Ø
IMG Worldwide, Inc., 1st Lien Term Loan, due 3/19/21	2,335,000	2,326,244	^^N
IMG Worldwide, Inc., 2nd Lien Term Loan, due 3/21/22	1,262,000	1,271,465	^^
Ion Media Networks, Inc., 1st Lien Term Loan, 5.00%, due 12/17/20	156,608	157,391	Ø
Numericable US LLC, 1st Lien Term Loan B1, due 4/23/20	268,518	268,029	^^
Numericable US LLC, 1st Lien Term Loan B2, due 4/23/20	232,305	231,882	^^
Rentpath, Inc., Term Loan, 6.25%, due 5/29/20	1,992,475	1,960,097	Ø
Springer Science+Business Media, Term Loan B2, 5.00%, due 7/23/20	2,242,491	2,240,248	Ø
Technicolor SA, due 7/10/20	597,000	597,448	^^
Thomson Learning, 1st Lien Term Loan, 7.00%, due 3/6/21	750,000	761,250	Ø
		10,683,581
Metals & Mining (0.0%)
Tube City IMS LLC, Term Loan B, 4.50%, due 10/2/20	203,490	203,744	Ø
	Principal Amount	Value†
Miscellaneous Manufacturing (0.0%)
Filtration Group, Inc., 2nd Lien Term Loan, 8.25%, due 11/15/21	$400,000	$406,000
Multiline Retail (0.0%)
JC Penney Corp., Inc., Term Loan, 6.00%, due 5/21/18	358,098	355,190	Ø
Oil & Gas Services (0.2%)
Brand Energy, Inc., 1st Lien Term Loan B, 4.75%, due 11/20/20	1,902,765	1,901,585	Ø
Oil, Gas & Consumable Fuels (0.2%)
Bennu Oil & Gas LLC, due 11/1/18	422,000	423,055	^^
Bowie Resources LLC, 2nd Lien Term Loan, 11.75%, due 12/31/20	45,000	45,450	N
Overseas Shipholding Group, Inc., due 12/31/49	1,369,000	1,469,115	^^††
Samson Investment Co., 6.00%, due 9/25/18	458,000	457,084	Ø
		2,394,704
Packaging & Containers (0.1%)
Ardagh Holdings USA, Inc., 1st Lien Term Loan, 4.00%, due 12/17/19	500,000	497,915
Beverage Packaging Holdings SA, 4.00%, due 12/1/18	389,025	388,784	Ø
		886,699

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Paper & Forest Products (0.1%)
NewPage Corp., 1st Lien Term Loan, 9.50%, due 2/5/21	$1,081,000	$1,090,005	Ø
Personal Products (0.2%)
Atrium Innovations, Inc., 1st Lien Term Loan, 4.25%, due 1/29/21	2,193,000	2,168,329	Ø
Vogue International LLC, Term Loan, 5.25%, due 2/7/20	945,000	941,456	NØ
		3,109,785
Pharmaceuticals (0.1%)
PRA Holdings, Inc., Term Loan, 5.00%, due 12/31/20	497,500	493,679	Ø
Valeant Pharmaceuticals International, Inc., 3.75%, due 2/13/19	434,744	434,418	Ø
		928,097
Real Estate Management & Development (0.2%)
SMG, 1st Lien Term Loan, 4.50%, due 2/25/20	2,879,783	2,876,183	NØ
Software (0.9%)
Aricent Technologies, 1st Lien Term Loan, 5.50%, due 4/14/21	673,000	671,035
Ascend Learning LLC, 1st Lien Term Loan, 6.00%, due 7/26/19	1,168,860	1,170,683	Ø
BMC Software Finance, Inc., Term Loan, 5.00%, due 8/7/20	1,605,975	1,599,278	Ø
	Principal Amount	Value†
First Data Corp., Extended Term Loan, due 3/24/21	$500,000	$498,375	^^
Flexera Software, 1st Lien Term Loan B, 8.00%, due 4/2/21	341,000	341,000	N
Novell, Inc., 11.00%, due 10/31/18	3,626,000	3,607,870	Ø
P2 Energy Solutions, Inc., 1st Lien Term Loan, 5.00%, due 10/22/20	635,408	636,996	N
P2 Energy Solutions, Inc., 2nd Lien Term Loan, 9.00%, due 4/30/21	605,000	614,075	Ø
Progressive Solutions, Inc., 1st Lien Term Loan, 5.50%, due 10/16/20	930,612	931,776	Ø
Renaissance Learning, Inc., 2nd Lien Term Loan, due 4/1/22	427,000	424,865	^^
StoneRiver Holdings, Inc., 2nd Lien Term Loan, 8.50%, due 5/14/20	541,011	543,039	Ø
		11,038,992
Specialty Retail (0.2%)
Deluxe Entertainment Services Group, Inc., 1st Lien Term Loan, 6.50%, due 12/31/25	276,000	276,949	Ø
National Vision, Inc., 2nd Lien Term Loan, 6.75%, due 7/1/18	511,000	507,168	Ø
	Principal Amount	Value†
Payless, Inc., 1st Lien Term Loan, 5.00%, due 3/5/21	$1,531,000	$1,524,616	Ø
Payless, Inc., 2nd Lien Term Loan, 8.50%, due 3/4/22	766,000	769,830	N
		3,078,563
Steel—Specialty (0.2%)
Signode Industrial Group US, Inc., 1st Lien Term Loan, due 4/8/21	2,148,000	2,133,329	^^
Telecommunications (0.3%)
Presidio, Inc., 1st Lien Term Loan B, 5.00%, due 3/31/17	1,692,000	1,702,575
The Telx Group, Inc., 1st Lien Term Loan B, 4.50%, due 4/3/20	1,161,000	1,157,134
The Telx Group, Inc., 2nd Lien Term Loan, 7.50%, due 4/2/21	504,000	505,260
		3,364,969
Trading Companies & Distributors (0.0%)
HD Supply, Inc., 1st Lien Term Loan, 4.00%, due 10/12/17	347,233	346,292	Ø
Wireless Telecommunication Services (0.0%)
SBA Senior Finance II LLC, Term Loan B-1A, due 3/24/21	500,000	496,460
Total Bank Loan Obligations (Cost $122,062,881)		122,456,964

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Contracts	Value†
Purchased Options (0.2%)
Call Options (0.1%)
Accelrys, Inc., Call, Jul 2014 @ 12.5	455	$2,275	[f]
Applied Materials, Inc., Call, Jan 2015 @ 20	2,908	404,212	*
BGC Partners, Inc., Call, May 2014 @ 7.5	301	1,505	*
Cablevision Systems Corp., Call, Sep 2014 @ 20	45	675	*
JetBlue Airways Corp., Call, Jun 2014 @ 10	157	785	*[f]
LeapFrog Enterprises, Inc., Call, Jun 2014 @ 7.5	79	1,580	*
NetApp, Inc., Call, May 2014 @ 40	184	368	*
Nuance Communications, Inc., Call, Jul 2014 @ 17	154	9,702	*±
Penn West Petroleum Ltd., Call, Jun 2014 @ 8	240	27,120	*±
Reynolds American, Inc., Call, Aug 2014 @ 50	178	127,270	*±
Reynolds American, Inc., Call, Aug 2014 @ 52.5	399	195,510	*±
S&P 500 Index, Call, May 2014 @ 1885	19	29,830	*±
S&P 500 Index, Call, May 2014 @ 1895	18	18,990	*±
		819,822
Put Options (0.1%)
Aaron's, Inc., Put, May 2014 @ 28	74	370	*
Allergan, Inc., Put, May 2014 @ 150	12	420	*±
	Number of Contracts	Value†
Allergan, Inc., Put, Jun 2014 @ 140	18	$1,080	*±
Allergan, Inc., Put, Jun 2014 @ 145	18	1,080	*±
Allergan, Inc., Put, Jun 2014 @ 150	81	9,720	*±
American Capital Agency Corp., Put, Jan 2015 @ 18	21	798	*
Annaly Capital Management, Inc., Put, Jan 2015 @ 8	52	780	*
AstraZeneca PLC, Put, Jun 2014 @ 70	216	10,800	*±
BioDelivery Sciences International, Inc., Put, May 2014 @ 7.5	237	4,740	*
Broadcom Corp., Put, May 2014 @ 28	44	132	*
Chicago Board Options Exchange SPX Volatility Index, Put, Aug 2014 @ 13	56	560	*±
CONMED Corp., Put, Aug 2014 @ 40	44	1,540	*
Cott Corp., Put, Aug 2014 @ 7.5	51	1,020	*
Energy Select Sector SPDR Fund, Put, Jun 2014 @ 87	27	1,485	*
Euro Stoxx 50 Price Index, Put, May 2014 @ 3100	253	64,935	*
Foster Wheeler AG, Put, May 2014 @ 30	441	—	*[f]
Fred's, Inc., Put, Jul 2014 @ 15	101	505	*
	Number of Contracts	Value†
Iron Mountain, Inc., Put, Jul 2014 @ 25	44	$4,400	*
iShares Nasdaq Biotechnology ETF, Put, Sep 2014 @ 240	4	9,240	*
iShares Russell 2000 ETF, Put, May 2014 @ 111	47	6,486	*±
iShares Russell 2000 ETF, Put, May 2014 @ 115	19	6,878	*±
iShares Russell 2000 ETF, Put, May 2014 @ 117	46	27,048	*±
iShares Russell 2000 ETF, Put, Jun 2014 @ 96	284	10,508	*±
iShares Russell 2000 ETF, Put, Sep 2014 @ 106	825	308,550	*±
Jos A Bank Clothiers, Inc., Put, Jul 2014 @ 60	31	465	*
Jos A Bank Clothiers, Inc., Put, Jul 2014 @ 65	48	720	*
Loral Space & Communications, Inc., Put, Jul 2014 @ 70	29	7,830	*
Lorillard, Inc., Put, Jun 2014 @ 52.5	23	1,610	*
Lorillard, Inc., Put, Jun 2014 @ 55	46	5,842	*
Nokia OYJ, Put, May 2014 @ 6	176	352	*±
Nokia OYJ, Put, May 2014 @ 7	489	2,934	*±
Nokia OYJ, Put, Jun 2014 @ 6	183	915	*±
Nokia OYJ, Put, Jun 2014 @ 7	531	11,682	*±

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Contracts	Value†
NorthStar Realty Finance Corp., Put, Sep 2014 @ 16	221	$35,360	*
NVIDIA Corp., Put, May 2014 @ 17	37	481	*±
NVIDIA Corp., Put, May 2014 @ 18	18	684	*±
Powershares QQQ Trust Series 1, Put, May 2014 @ 86	70	4,900	*
Reynolds American, Inc., Put, Jun 2014 @ 50	69	2,277	*±
Riverbed Technology, Inc., Put, Jun 2014 @ 20	94	10,622	*
Russell 2000 Index, Put, May 2014 @ 1135	4	8,960	*
Russell 2000 Index, Put, May 2014 @ 1150	2	5,844	*
Russell 2000 Index, Put, Jun 2014 @ 1100	4	10,440	*
Russell 2000 Index, Put, Jun 2014 @ 1130	19	65,151	*
S&P 500 Index, Put, May 2014 @ 1840	4	2,480	*±
S&P 500 Index, Put, May 2014 @ 1850	4	3,160	*±
S&P 500 Index, Put, Jun 2014 @ 1825	4	6,800	*±
S&P 500 Index, Put, Jun 2014 @ 1860	1	2,715	*±
Sirius XM Holdings, Inc., Put, Sep 2014 @ 3	737	13,266	*
SPDR S&P 500 ETF Trust, Put, May 2014 @ 180	9,700	252,200	*±
SPDR S&P 500 ETF Trust, Put, Jun 2014 @ 180	3,750	618,750	*±
	Number of Contracts	Value†
Sprint Corp., Put, Aug 2014 @ 8	369	$29,520	*
Tesla Motors, Inc., Put, Sep 2014 @ 220	2	7,060	*
TiVo, Inc., Put, May 2014 @ 12	38	1,292	*
T-Mobile US, Inc., Put, May 2014 @ 27	46	2,668	*±
T-Mobile US, Inc., Put, Jun 2014 @ 23	43	1,290	*±
T-Mobile US, Inc., Put, Jun 2014 @ 27	575	68,425	*±
T-Mobile US, Inc., Put, Aug 2014 @ 26	123	17,220	*±
T-Mobile US, Inc., Put, Aug 2014 @ 27	390	66,690	*±
T-Mobile US, Inc., Put, Aug 2014 @ 28	340	72,080	*±
T-Mobile US, Inc., Put, Aug 2014 @ 29	230	62,100	*±
Vodafone Group PLC, Put, May 2014 @ 35	147	1,176	*±
Weight Watchers International, Inc., Put, Jul 2014 @ 27.50	126	104,580	*
Weight Watchers International, Inc., Put, Jan 2015 @ 15	139	25,715	*
WellCare Health Plans, Inc., Put, Sep 2014 @ 60	29	7,105	*
		2,016,436
Total Purchased Options (Cost $6,899,638)		2,836,258
	Number of Shares	Value†
Short-Term Investment (29.3%)
Money Market Fund (29.3%)
Dreyfus Treasury Prime Cash Management (Cost $381,568,430)	381,568,436	$381,568,430	Ø
Total Long Positions (103.7%) (Cost $1,350,621,233)		1,352,624,848	##
Cash, receivables and other assets, less liabilities (22.1%)		287,924,498	±Ø†††
Short Positions (see summary below) ((25.8)%)		(336,443,613)
Total Net Assets (100.0%)		$1,304,105,733
Short Positions ((25.8)%)
Common Stocks Sold Short (12.6%)£ØØ
Aerospace & Defense (0.1%)
AAR Corp.	(31,800)	$(823,620)
Textron, Inc.	(11,100)	(453,990)
		(1,277,610)
Air Freight & Logistics (0.0%)
XPO Logistics, Inc.	(3,600)	(97,704	)*
Airlines (0.2%)
American Airlines Group, Inc.	(922)	(32,335	)*
ANA Holdings, Inc.	(1,132,000)	(2,472,009)
United Continental Holdings, Inc.	(4)	(163	)*
		(2,504,507)
Auto Components (0.0%)
Cooper Tire & Rubber Co.	(10,500)	(264,075)
Automobiles (0.2%)
General Motors Co.	(22,150)	(763,732)
Honda Motor Co. Ltd.	(13,900)	(461,267)
Nissan Motor Co. Ltd.	(96,100)	(829,208)

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Tesla Motors, Inc.	(754)	$(156,749)*
Yamaha Motor Co. Ltd.	(60,800)	(938,558)
		(3,149,514)
Banks (0.2%)
BankUnited, Inc.	(2,689)	(88,710)
Cascade Bancorp.	(44,330)	(209,681)*
Center Bancorp., Inc.	(5,307)	(98,233)
Commerzbank AG	(3,900)	(69,284)*
East West Bancorp., Inc.	(10,226)	(352,899)
Heritage Financial Corp.	(9,929)	(160,453)
M&T Bank Corp.	(6,528)	(796,481)
PacWest Bancorp	(3)	(118)
Southside Bancshares, Inc.	(3,272)	(90,242)
Sterling Bancorp.	(6,312)	(75,491)
United Bankshares, Inc.	(18,866)	(551,830)
VantageSouth Bancshares, Inc.	(14,669)	(90,068)*
		(2,583,490)
Beverages (0.3%)
The Coca-Cola Co.	(97,932)	(3,994,646)
Biotechnology (0.2%)
Gilead Sciences, Inc.	(16,200)	(1,271,538)*
Intercept Pharmaceuticals, Inc.	(460)	(121,495)*
Myriad Genetics, Inc.	(31,100)	(1,312,731)*
		(2,705,764)
Capital Markets (0.3%)
Cohen & Steers, Inc.	(51,350)	(2,080,188)
	Number of Shares	Value†
Deutsche Bank AG	(4,597)	$(202,554)
Janus Capital Group, Inc.	(182,050)	(2,208,267)
Prospect Capital Corp.	(5,344)	(57,769)
		(4,548,778)
Chemicals (0.4%)
Eastman Chemical Co.	(17,800)	(1,551,626)
EI du Pont de Nemours & Co.	(13,777)	(927,468)
JSR Corp.	(25,000)	(409,671)
Kuraray Co. Ltd.	(55,100)	(619,531)
PPG Industries, Inc.	(4,656)	(901,495)
The Sherwin- Williams Co.	(1,200)	(239,808)
Westlake Chemical Corp.	(5,486)	(390,603)
		(5,040,202)
Communications Equipment (0.3%)
ADTRAN, Inc.	(53,700)	(1,204,491)
ARRIS Group, Inc.	(89,325)	(2,330,489)*
Mitel Networks Corp.	(1)	(9)*
QUALCOMM, Inc.	(4,588)	(361,122)
Sierra Wireless, Inc.	(5,859)	(126,320)*
Telefonaktiebolaget LM Ericsson ADR	(7,437)	(89,170)
		(4,111,601)
Construction & Engineering (0.2%)
Bouygues SA	(3,800)	(170,890)
Layne Christensen Co.	(115,500)	(2,012,010)*
		(2,182,900)
	Number of Shares	Value†
Construction Materials (0.3%)
Martin Marietta Materials, Inc.	(20,442)	$(2,541,554)
Texas Industries, Inc.	(10,447)	(905,755)*
		(3,447,309)
Consumer Finance (0.0%)
Springleaf Holdings, Inc.	(3,014)	(69,262)*
Containers & Packaging (0.3%)
Aptargroup, Inc.	(18,950)	(1,277,609)
Bemis Co., Inc.	(50,100)	(2,016,024)
		(3,293,633)
Diversified Consumer Services (0.0%)
H&R Block, Inc.	(3,046)	(86,567)
Matthews International Corp. Class A	(1,987)	(80,176)
		(166,743)
Diversified Telecommunication Services (0.4%)
Cbeyond, Inc.	(4,593)	(45,425)*
Telecom Italia SpA	(3,038,019)	(3,892,363)*
Telefonica Deutschland Holding AG	(146,296)	(1,215,144)
Verizon Communications, Inc.	(10,497)	(490,525)
		(5,643,457)
Electric Utilities (0.1%)
Enel SpA	(212,580)	(1,201,516)
The Kansai Electric Power Co., Inc.	(85,300)	(715,253)*
		(1,916,769)
Electrical Equipment (0.2%)
Emerson Electric Co.	(30,850)	(2,103,353)
Electronic Equipment, Instruments & Components (0.3%)
FLIR Systems, Inc.	(23,500)	(799,940)

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Hirose Electric Co. Ltd.	(2,600)	$(367,001)
Ibiden Co. Ltd.	(39,600)	(714,785)
Murata Manufacturing Co. Ltd.	(1,600)	(133,382)
Ryosan Co. Ltd.	(12,500)	(264,216)
TDK Corp.	(14,500)	(618,301)
Yaskawa Electric Corp.	(42,700)	(481,471)
		(3,379,096)
Energy Equipment & Services (0.1%)
TGS Nopec Geophysical Co. ASA	(36,975)	(1,275,150)
Food & Staples Retailing (0.1%)
Safeway, Inc.	(4,400)	(149,864)
Whole Foods Market, Inc.	(24,300)	(1,207,710)
		(1,357,574)
Food Products (0.1%)
Chiquita Brands International, Inc.	(11,973)	(137,450)*
Want Want China Holdings Ltd.	(812,000)	(1,276,404)
WhiteWave Foods Co. Class A	(13,751)	(380,765)*
		(1,794,619)
Health Care Equipment & Supplies (0.2%)
DexCom, Inc.	(1,551)	(50,314)*
ICU Medical, Inc.	(33,966)	(1,894,624)*
Sysmex Corp.	(15,300)	(485,040)
		(2,429,978)
Health Care Providers & Services (0.0%)
Aetna, Inc.	(273)	(19,506)
Team Health Holdings, Inc.	(1,909)	(92,548)*
		(112,054)
	Number of Shares	Value†
Health Care Technology (0.0%)
athenahealth, Inc.	(710)	$(87,784)*
Castlight Health, Inc. Class B	(4,785)	(71,871)*
Cerner Corp.	(888)	(45,554)*
Medidata Solutions, Inc.	(532)	(19,317)*
Veeva Systems, Inc. Class A	(1,823)	(35,020)*
		(259,546)
Hotels, Restaurants & Leisure (0.3%)
Chipotle Mexican Grill, Inc.	(1,650)	(822,525)*
Darden Restaurants, Inc.	(5,900)	(293,289)
Pinnacle Entertainment, Inc.	(75,300)	(1,752,231)*
Texas Roadhouse, Inc.	(32,300)	(799,102)
The Wendy's Co.	(85,800)	(712,998)
		(4,380,145)
Household Durables (0.5%)
Beazer Homes USA, Inc.	(3,100)	(58,776)*
KB Home	(3,200)	(52,832)
Lennar Corp. Class A	(135,708)	(5,236,972)
Nikon Corp.	(36,400)	(570,696)
		(5,919,276)
Household Products (0.1%)
The Clorox Co.	(9,400)	(852,580)
Insurance (0.4%)
American Financial Group, Inc.	(6,432)	(375,822)
Brown & Brown, Inc.	(55,150)	(1,642,367)
Endurance Specialty Holdings Ltd.	(4,484)	(227,877)
	Number of Shares	Value†
Fidelity National Financial, Inc. Class A	(22,170)	$(713,430)
Hilltop Holdings, Inc.	(9,230)	(206,198	)*
Montpelier Re Holdings Ltd.	(53,600)	(1,639,088)
		(4,804,782)
Internet & Catalog Retail (0.3%)
Amazon.com, Inc.	(7,424)	(2,257,861	)*
TripAdvisor, Inc.	(16,504)	(1,332,533	)*
		(3,590,394)
Internet Software & Services (0.6%)
Angie's List, Inc.	(92,150)	(1,042,217	)*
Benefitfocus, Inc.	(888)	(28,771	)*
eBay, Inc.	(3,900)	(202,137	)*
Facebook, Inc. Class A	(1,273)	(76,100	)*
Google, Inc. Class C	(545)	(287,030	)*
Trulia, Inc.	(1,088)	(36,992	)*
Yelp, Inc.	(45,560)	(2,657,059	)*
Zillow, Inc. Class A	(31,756)	(3,451,877	)*
		(7,782,183)
IT Services (0.5%)
Blackhawk Network Holdings, Inc. Class B	(722)	(16,628	)*
CGI Group, Inc. Class A	(22,500)	(811,575	)*
International Business Machines Corp.	(21,260)	(4,176,952)
Xerox Corp.	(77,300)	(934,557)
		(5,939,712)
Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc.	(14,200)	(1,618,800)
See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Machinery (0.7%)
Caterpillar, Inc.	(12,800)	$(1,349,120)
Deere & Co.	(40,080)	(3,741,067)
Hitachi Construction Machinery Co. Ltd.	(44,600)	(827,622)
Joy Global, Inc.	(4,900)	(295,862)
Kone OYJ Class B	(61,720)	(2,639,032)
Kubota Corp.	(30,000)	(386,656)
Minebea Co. Ltd.	(28,000)	(226,911)
		(9,466,270)
Media (1.5%)
Cengage Learning Acquisitions, Inc.	(1,440)	(52,380)*
Comcast Corp. Class A	(101,424)	(5,249,706)
Dex Media, Inc.	(76,695)	(562,174)*
DISH Network Corp. Class A	(3,600)	(204,696)*
Liberty Global PLC Class A	(16,862)	(671,445)*
Liberty Global PLC Series C	(22,216)	(853,761)*
Omnicom Group, Inc.	(23,600)	(1,597,248)
ProSiebenSat.1 Media AG	(18,360)	(802,742)
The Madison Square Garden Co. Class A	(37,150)	(2,028,390)*
Time Warner Cable, Inc.	(12,100)	(1,711,666)
Time Warner, Inc.	(26,800)	(1,781,128)
Twenty-First Century Fox, Inc. Class A	(98,883)	(3,166,234)
Viacom, Inc. Class B	(7,926)	(673,552)
		(19,355,122)
	Number of Shares	Value†
Metals & Mining (0.2%)
Agnico Eagle Mines Ltd.	(6,395)	$(188,865)
BHP Billiton Ltd. ADR	(3,600)	(253,944)
Compass Minerals International, Inc.	(10,000)	(916,000)
Freeport- McMoRan Copper & Gold, Inc.	(3,367)	(115,724)
Primero Mining Corp.	(64,053)	(404,988)*
Yamana Gold, Inc.	(43,430)	(325,314)
		(2,204,835)
Multiline Retail (0.2%)
Fred's, Inc. Class A	(7,800)	(142,116)
JC Penney Co., Inc.	(129,342)	(1,101,994)*
Kohl's Corp.	(30,400)	(1,665,616)
		(2,909,726)
Oil, Gas & Consumable Fuels (0.2%)
Anadarko Petroleum Corp.	(3,600)	(356,472)
Bellatrix Exploration Ltd.	(20,106)	(195,548)*
Energy XXI Bermuda Ltd.	(7,547)	(180,600)
Inpex Corp.	(94,800)	(1,382,507)
Royal Dutch Shell PLC ADR	(7,133)	(603,808)
Spartan Energy Corp.	(52,398)	(196,483)*
		(2,915,418)
Personal Products (0.0%)
Herbalife Ltd.	(1,843)	(110,543)
Pharmaceuticals (0.6%)
Actavis PLC	(21,005)	(4,291,952)*
Endo International PLC	(15,390)	(968,723)*
Perrigo Co. PLC	(6,380)	(924,207)
	Number of Shares	Value†
Teva Pharmaceutical Industries Ltd. ADR	(4,700)	$(229,642)
Valeant Pharmaceuticals International, Inc.	(12,182)	(1,628,855)*
		(8,043,379)
Professional Services (0.1%)
DKSH Holding AG	(14,360)	(1,182,934)
The Advisory Board Co.	(799)	(45,750)*
		(1,228,684)
Real Estate Investment Trusts (0.3%)
American Capital Agency Corp.	(4,625)	(105,034)
American Realty Capital Properties, Inc.	(3,900)	(51,051)
Essex Property Trust, Inc.	(3,698)	(640,646)
Mid-America Apartment Communities, Inc.	(4,871)	(339,265)
National Retail Properties, Inc.	(28,745)	(981,067)
Parkway Properties, Inc.	(807)	(15,220)
Realty Income Corp.	(50,568)	(2,197,180)
		(4,329,463)
Semiconductors & Semiconductor Equipment (0.3%)
Advantest Corp.	(72,600)	(800,322)
Applied Materials, Inc.	(94,923)	(1,809,232)
NVIDIA Corp.	(4,500)	(83,115)
RF Micro Devices, Inc.	(12,345)	(104,192)*

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Rohm Co. Ltd.	(7,100)	$(339,535)
Skyworks Solutions, Inc.	(1,900)	(77,995	)*
TriQuint Semiconductor, Inc.	(12,500)	(177,250	)*
		(3,391,641)
Software (0.3%)
Adobe Systems, Inc.	(19,350)	(1,193,702	)*
Check Point Software Technologies Ltd.	(12,800)	(819,968	)*
Nuance Communications, Inc.	(43,200)	(695,088	)*
ServiceNow, Inc.	(1,417)	(70,453	)*
Splunk, Inc.	(1,240)	(67,667	)*
Tableau Software, Inc. Class A	(886)	(48,969	)*
TiVo, Inc.	(4,400)	(52,184	)*
Xero Ltd.	(26,306)	(723,737	)*
		(3,671,768)
Specialty Retail (0.3%)
Best Buy Co., Inc.	(2,849)	(73,875)
Kirkland's, Inc.	(92,800)	(1,587,808	)*
Restoration Hardware Holdings, Inc.	(26,700)	(1,665,813	)*
Ulta Salon Cosmetics & Fragrance, Inc.	(9,400)	(824,474	)*
		(4,151,970)
Technology Hardware, Storage & Peripherals (0.3%)
Diebold, Inc.	(23,850)	(896,998)
Logitech International SA	(116,100)	(1,561,545)
NCR Corp.	(22,750)	(694,102	)*
Nimble Storage, Inc.	(1,418)	(34,954	)*
Nokia OYJ ADR	(92,500)	(693,750	)*
	Number of Shares	Value†
Stratasys Ltd.	(434)	$(42,042)*
		(3,923,391)
Textiles, Apparel & Luxury Goods (0.1%)
The Swatch Group AG	(1,930)	(1,237,910)
Under Armour, Inc. Class A	(1,328)	(64,926)*
		(1,302,836)
Thrifts & Mortgage Finance (0.0%)
Rockville Financial, Inc.	(186)	(2,448)
Trading Companies & Distributors (0.2%)
Fastenal Co.	(23,600)	(1,181,888)
MSC Industrial Direct Co., Inc. Class A	(14,730)	(1,341,314)
		(2,523,202)
Wireless Telecommunication Services (0.0%)
NII Holdings, Inc.	(106,795)	(91,833)*
T-Mobile US, Inc.	(18,300)	(536,007)*
		(627,840)
Total Common Stocks Sold Short (Proceeds $(161,848,856))		(164,755,742)
Exchange Traded Funds Sold Short (10.9%)£ØØ
Energy Select Sector SPDR Fund	(157,528)	(14,766,675)
Financial Select Sector SPDR Fund	(8,334)	(183,015)
Industrial Select Sector SPDR Fund	(50,393)	(2,672,341)
iShares Cohen & Steers REIT ETF	(38,800)	(3,315,460)
iShares iBoxx $ High Yield Corporate Bond ETF	(29,623)	(2,794,634)
	Number of Shares	Value†
iShares MSCI Australia ETF	(3,802)	$(100,563)
iShares MSCI Germany ETF	(9,345)	(296,050)
iShares MSCI Hong Kong ETF	(10,300)	(208,884)
iShares MSCI Malaysia ETF	(7,719)	(122,732)
iShares MSCI Spain Capped ETF	(1,523)	(63,920)
iShares MSCI United Kingdom ETF	(14,704)	(316,430)
iShares Nasdaq Biotechnology ETF	(195)	(44,899)
iShares Russell 2000 Fund	(235,772)	(26,401,748)
iShares U.S. Real Estate ETF	(18,942)	(1,319,879)
Market Vectors Gold Miners ETF	(41,592)	(1,002,783)
Market Vectors Oil Service ETF	(68,155)	(3,552,239)
Market Vectors Pharmaceutical ETF	(9,355)	(562,142)
Market Vectors Semiconductor ETF	(6,107)	(272,800)
Materials Select Sector SPDR Fund	(10,950)	(522,315)

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares
Nomura TOPIX Exchange Traded Fund	(29,852)	$(349,809)
Powershares QQQ Trust Series 1	(17,486)	(1,528,101)
ProShares Short 20+ Year Treasury	(3,739)	(111,067)*
SPDR Barclays High Yield Bond ETF	(6,495)	(268,568)
SPDR Gold Shares	(3,500)	(434,770)*
SPDR S&P 500 ETF Trust	(282,240)	(53,182,483)
SPDR S&P Biotech ETF	(16,677)	(2,146,830)
SPDR S&P MidCap 400 ETF Trust	(84,502)	(20,848,333)
SPDR S&P Regional Banking ETF	(22,319)	(859,058)
Utilities Select Sector SPDR Fund	(76,700)	(3,319,576)
Vanguard REIT ETF	(5,154)	(375,933)
WisdomTree Japan Hedged Equity Fund	(1,933)	(89,092)
Total Exchange Traded Funds Sold Short (Proceeds $(139,179,273))		(142,033,129)
Preferred Stocks Sold Short 0.0%£ØØ
Chemicals (0.0%)
Fuchs Petrolub SE (Proceeds $(194,898))	(1,929)	(193,676)
	Principal Amount	Value†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short (1.6%)£ØØ
U.S. Treasury Notes, 2.75%, due 2/15/24 (Proceeds $(19,974,372))	$(19,894,000)	$(20,058,742)
Corporate Debt Securities Sold Short (0.7%)£ØØ
Advertising (0.2%)
Griffey Intermediate, Inc., 7.00%, due 10/15/20	(2,000,000)	(1,790,000	)ñ
Aerospace & Defense (0.0%)
TransDigm, Inc., 7.50%, due 7/15/21	(220,000)	(242,000)
Auto Components (0.0%)
Delphi Corp., 5.00%, due 2/15/23	(179,000)	(189,740)
Beverages (0.0%)
Constellation Brands, Inc., 4.25%, due 5/1/23	(238,000)	(233,835)
Chemicals (0.0%)
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.88%, due 2/1/18	(249,000)	(259,271)
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.00%, due 11/15/20	(124,000)	(120,125)
		(379,396)
Commercial Services & Supplies (0.0%)
ACCO Brands Corp., 6.75%, due 4/30/20	(225,000)	(234,000)
	Principal Amount	Value†
Diversified Telecommunication Services (0.1%)
CenturyLink, Inc., Ser. V, 5.63%, due 4/1/20	$(59,000)	$(62,024)
Verizon Communications, Inc., 6.55%, due 9/15/43	(1,017,000)	(1,252,827)
		(1,314,851)
Food Products (0.0%)
HJ Heinz Finance Co., 7.13%, due 8/1/39	(123,000)	(132,840	)ñ
Health Care Equipment & Supplies (0.0%)
Alere, Inc., 8.63%, due 10/1/18	(139,000)	(148,730)
Alere, Inc., 6.50%, due 6/15/20	(139,000)	(145,950)
		(294,680)
Health Care Providers & Services (0.1%)
DaVita HealthCare Partners, Inc., 5.75%, due 8/15/22	(279,000)	(295,391)
HCA, Inc., 5.88%, due 5/1/23	(500,000)	(508,750)
		(804,141)
Healthcare—Products (0.1%)
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, due 11/1/18	(465,000)	(531,263)
Hotels, Restaurants & Leisure (0.1%)
Caesars Entertainment Operating Co., Inc., 10.00%, due 12/15/18	(1,598,000)	(727,090)
Household Products (0.0%)
Reynolds Group Issuer, Inc., 9.00%, due 4/15/19	(123,000)	(131,302)

See Notes to Schedule of Investments

Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
Reynolds Group Issuer, Inc., 9.88%, due 8/15/19	$(92,000)	$(102,120)
		(233,422)
Independent Power and Renewable Electricity Producers (0.0%)
NRG Energy, Inc., 7.88%, due 5/15/21	(410,000)	(454,588)
IT Services (0.1%)
International Business Machines Corp., 3.63%, due 2/12/24	(407,000)	(412,405)
iPayment, Inc., 10.25%, due 5/15/18	(606,000)	(424,200)
		(836,605)
Media (0.0%)
Cumulus Media Holdings, Inc., 7.75%, due 5/1/19	(70,000)	(74,550)
Metals & Mining (0.0%)
Cliffs Natural Resources, Inc., 6.25%, due 10/1/40	(48,000)	(41,191)
Oil, Gas & Consumable Fuels (0.0%)
Samson Investment Co., 10.75%, due 2/15/20	(237,000)	(250,035	)ñ
Telecommunications (0.0%)
NII Capital Corp., 10.00%, due 8/15/16	(1,029,000)	(385,875)
Trading Companies & Distributors (0.0%)
HD Supply, Inc., 7.50%, due 7/15/20	(233,000)	(252,222)
Total Corporate Debt Securities Sold Short (Proceeds $(9,489,628))		(9,402,324)
Total Short Positions (Proceeds $(330,687,027))		(336,443,613)

See Notes to Schedule of Investments

Schedule of Investments Long Short Multi-Manager Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	CBS Corp. Class B	United States	Media	2.3%
2	Exelis, Inc.	United States	Aerospace & Defense	2.0%
3	Verint Systems, Inc.	United States	Software	1.7%
4	Beam, Inc.	United States	Beverages	1.6%
5	MBIA, Inc.	United States	Insurance	1.6%
6	Air Products & Chemicals, Inc.	United States	Chemicals	1.5%
7	PepsiCo, Inc.	United States	Beverages	1.3%
8	Western Digital Corp.	United States	Technology Hardware, Storage & Peripherals	1.3%
9	American Electric Power Co., Inc.	United States	Electric Utilities	1.2%
10	PVH Corp.	United States	Textiles, Apparel & Luxury Goods	1.2%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	The Coca-Cola Co.	United States	Beverages	(0.8)%
2	Telecom Italia SpA	Italy	Diversified Telecommunication Services	(0.8)%
3	Zillow, Inc. Class A	United States	Internet Software & Services	(0.7)%
4	International Business Machines Corp.	United States	IT Services	(0.6)%
5	Kone OYJ Class B	Finland	Machinery	(0.5)%
6	Deere & Co.	United States	Machinery	(0.5)%
7	Yelp, Inc.	United States	Internet Software & Services	(0.4)%
8	Twenty-First Century Fox, Inc. Class A	United States	Media	(0.4)%
9	ARRIS Group, Inc.	United States	Communications Equipment	(0.4)%
10	Southwest Gas Corp.	United States	Gas Utilities	(0.4)%
	Number of Shares	Value†
Long Positions (101.3%)
Common Stocks (67.6%)
Aerospace & Defense (2.0%)
Exelis, Inc.	20,350	$377,289	Ø
Air Freight & Logistics (0.6%)
UTi Worldwide, Inc.	11,138	109,041	Ø
Airlines (0.6%)
American Airlines Group, Inc.	1,570	55,060	*£
Japan Airlines Co. Ltd.	1,000	51,769
		106,829
Auto Components (1.4%)
Cooper Tire & Rubber Co.	4,775	120,091	Ø
Visteon Corp.	1,629	141,414	*£
		261,505
Banks (3.4%)
China Construction Bank Corp. Class H	31,000	21,464
Chongqing Rural Commercial Bank Class H	48,000	21,109
	Number of Shares	Value†
Erste Group Bank AG	1,444	$48,461	Ø
JPMorgan Chase & Co.	2,275	127,354
Mitsubishi UFJ Financial Group, Inc.	11,100	59,046
Mizuho Financial Group, Inc.	57,000	111,641
Sumitomo Mitsui Financial Group, Inc.	1,400	55,342
Sumitomo Mitsui Trust Holdings, Inc.	14,000	57,690
SunTrust Banks, Inc.	3,325	127,214
		629,321
Beverages (2.9%)
Beam, Inc.	3,443	287,387
PepsiCo, Inc.	2,834	243,412	£
		530,799
Biotechnology (0.3%)
Gilead Sciences, Inc.	700	54,943	*
Building Products (0.5%)
Daikin Industries Ltd.	1,000	57,844
	Number of Shares	Value†
LIXIL Group Corp.	1,600	$42,400
		100,244
Capital Markets (0.7%)
Daiwa Securities Group, Inc.	3,000	22,495
Jafco Co. Ltd.	1,300	49,811
Nomura Holdings, Inc.	9,000	52,118
		124,424
Chemicals (4.0%)
Air Products & Chemicals, Inc.	2,325	273,234
Asahi Kasei Corp.	3,000	20,396
FMC Corp.	1,675	128,975
Huntsman Corp.	5,550	139,027	£Ø
Monsanto Co.	360	39,852
Nissan Chemical Industries Ltd.	2,700	40,239
Nitto Denko Corp.	600	25,978
Shin-Etsu Chemical Co. Ltd.	800	46,930
Ube Industries Ltd.	12,000	20,331
		734,962

See Notes to Schedule of Investments

Long Short Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Commercial Services & Supplies (1.6%)
Covanta Holding Corp.	7,914	$146,013	Ø
Tyco International Ltd.	3,500	143,150	Ø
		289,163
Communications Equipment (0.2%)
Parkervision, Inc.	8,079	36,840	*£
Construction & Engineering (0.3%)
KBR, Inc.	606	15,374	Ø
Taisei Corp.	9,000	41,724
		57,098
Construction Materials (0.4%)
Anhui Conch Cement Co. Ltd. Class H	7,500	28,003
HeidelbergCement AG	604	52,389
		80,392
Consumer Finance (0.1%)
Ally Financial, Inc.	1,000	24,150	*£
Containers & Packaging (0.6%)
Nampak Ltd.	19,965	74,391
Pact Group Holdings Ltd.	12,498	39,332	*
		113,723
Diversified Consumer Services (0.6%)
LifeLock, Inc.	1,000	15,700	*£
Regis Corp.	7,700	101,178	Ø
		116,878
Diversified Financial Services (0.5%)
GT Capital Holdings, Inc.	980	19,102	Ø
ORIX Corp.	4,400	63,755
		82,857
Diversified Telecommunication Services (1.6%)
Telecom Italia SpA	143,083	142,031
Vivendi SA	5,915	158,708
		300,739
Electric Utilities (4.0%)
American Electric Power Co., Inc.	4,293	231,006	Ø
Cleco Corp.	368	19,339	Ø
Edison International	1,840	104,070	Ø
Enel SpA	2,130	12,039
	Number of Shares	Value†
Hawaiian Electric Industries, Inc.	684	$16,409	Ø
Northeast Utilities	399	18,857	Ø
OGE Energy Corp.	1,672	62,416	Ø
Pinnacle West Capital Corp.	918	51,362	£
Portland General Electric Co.	2,570	86,018
PPL Corp.	3,694	123,158	Ø
Xcel Energy, Inc.	668	21,289	£
		745,963
Electrical Equipment (0.8%)
Eaton Corp. PLC	1,400	101,696	Ø
Nidec Corp.	800	45,228
		146,924
Electronic Equipment, Instruments & Components (0.3%)
Hitachi Ltd.	4,000	28,516
Nichicon Corp.	2,700	20,027
		48,543
Energy Equipment & Services (0.6%)
Noble Corp. PLC	3,640	112,148
Food & Staples Retailing (0.3%)
Lenta Ltd. GDR	973	9,429	*
Sysco Corp.	1,410	51,366	£
		60,795
Food Products (0.6%)
Kellogg Co.	450	30,074	£
Oceana Group Ltd.	2,471	21,139	Ø
Unilever NV CVA	1,210	51,846
		103,059
Gas Utilities (0.2%)
The Laclede Group, Inc.	867	41,104	Ø
Health Care Equipment & Supplies (1.0%)
Alere, Inc.	4,517	150,868	*£
Ansell Ltd.	2,289	38,549	Ø
		189,417
Health Care Providers & Services (0.5%)
Fresenius SE & Co. KGaA	260	39,516
	Number of Shares	Value†
Mediclinic International Ltd.	7,788	$54,410
		93,926
Hotels, Restaurants & Leisure (3.6%)
Accor SA	3,866	189,010
Burger King Worldwide, Inc.	3,875	101,254	Ø
McDonald's Corp.	785	79,583	£
Six Flags Entertainment Corp.	2,675	107,374	Ø
Vail Resorts, Inc.	2,700	186,921	Ø
		664,142
Household Durables (0.4%)
Rinnai Corp.	600	50,003
Sony Corp.	1,500	26,334
		76,337
Independent Power and Renewable Electricity Producers (2.0%)
AES Corp.	11,364	164,210
EDP Renovaveis SA	1,625	11,130
NRG Energy, Inc.	5,774	188,925
TransAlta Corp.	938	11,463	£
		375,728
Industrial Conglomerates (0.5%)
Alliance Global Group, Inc.	94,790	66,388
Toshiba Corp.	6,000	23,501
		89,889
Insurance (3.4%)
Assured Guaranty Ltd.	3,907	93,416
Hartford Financial Services Group, Inc.	5,885	211,095	£
Insurance Australia Group Ltd.	7,833	41,866
MBIA, Inc.	23,556	285,499	*Ø
		631,876
Internet Software & Services (0.8%)
IAC/ InterActiveCorp	2,275	150,787	Ø
IT Services (1.1%)
Convergys Corp.	1,200	25,848	£
Teradata Corp.	3,915	177,976	*Ø
		203,824

See Notes to Schedule of Investments

Long Short Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Machinery (1.2%)
Amada Co. Ltd.	5,000	$36,161
Komatsu Ltd.	1,100	24,218
Makita Corp.	800	42,551
Pentair Ltd.	1,525	113,292	Ø
		216,222
Marine (0.1%)
Nippon Yusen KK	7,000	18,974
Media (5.3%)
CBS Corp. Class B	7,250	418,760	Ø
Cineplex, Inc.	300	11,307
Mediaset SpA	4,535	24,990	*
News Corp. Class A	12,882	219,252	*Ø
Tribune Co.	1,075	83,581	*£
Viacom, Inc. Class B	1,225	104,100
World Wrestling Entertainment, Inc. Class A	5,875	114,563	£
		976,553
Metals & Mining (0.1%)
Nippon Steel & Sumitomo Metal Corp.	10,000	26,236
Multiline Retail (0.3%)
Don Quijote Holdings Co. Ltd.	500	26,371
Takashimaya Co. Ltd.	4,000	37,897
		64,268
Multi-Utilities (0.5%)
CMS Energy Corp.	767	23,248	Ø
PG&E Corp.	403	18,369
Sempra Energy	192	18,933	Ø
Vectren Corp.	565	22,922	£
		83,472
Oil, Gas & Consumable Fuels (3.0%)
Anadarko Petroleum Corp.	654	64,759	Ø
Cameco Corp.	5,000	106,450	Ø
Golar LNG Ltd.	2,778	122,788	Ø
JX Holdings, Inc.	3,000	15,587
SemGroup Corp. Class A	1,123	71,737	£
Targa Resources Corp.	248	26,782
The Williams Cos., Inc.	2,783	117,359	£
	Number of Shares	Value†
WPX Energy, Inc.	1,041	$22,152	*£
		547,614
Personal Products (0.6%)
Avon Products, Inc.	5,852	89,419
Elizabeth Arden, Inc.	700	25,718	*
		115,137
Pharmaceuticals (2.4%)
Allergan, Inc.	300	49,752
Bayer AG	505	70,061
Johnson & Johnson	1,600	162,064	Ø
Teva Pharmaceutical Industries Ltd. ADR	760	37,133
Zoetis, Inc.	4,299	130,088
		449,098
Real Estate Investment Trusts (0.3%)
Japan Retail Fund Investment Corp.	27	54,305
Real Estate Management & Development (1.2%)
Daiwa House Industry Co. Ltd.	5,000	84,479
GAGFAH SA	1,740	27,471	*
Mitsubishi Estate Co. Ltd.	1,000	22,690
Pruksa Real Estate PCL	16,300	11,328
Tokyo Tatemono Co. Ltd.	5,000	39,874
Tokyu Fudosan Holdings Corp.	5,200	37,804
		223,646
Software (3.2%)
Comverse, Inc.	2,343	58,434	*£
Intuit, Inc.	1,050	79,538
Nintendo Co. Ltd.	100	10,496
PTC, Inc.	3,675	129,985	*
Verint Systems, Inc.	6,955	304,420	*£
		582,873
Specialty Retail (1.9%)
Dick's Sporting Goods, Inc.	300	15,798
	Number of Shares	Value†
Emperor Watch & Jewellery Ltd.	190,000	$14,248
Sanrio Co. Ltd.	600	19,022
The Gap, Inc.	3,050	119,865	Ø
Tiffany & Co.	1,680	146,983
United Arrows Ltd.	700	27,075
		342,991
Technology Hardware, Storage & Peripherals (2.2%)
Apple, Inc.	250	147,522	Ø
Ricoh Co. Ltd.	1,900	21,894
Western Digital Corp.	2,699	237,863	£
		407,279
Textiles, Apparel & Luxury Goods (2.7%)
Asics Corp.	700	13,624
PVH Corp.	1,775	222,887	Ø
Steven Madden Ltd.	2,925	104,159	*Ø
Vera Bradley, Inc.	5,675	160,603	*£
		501,273
Trading Companies & Distributors (0.1%)
Mitsubishi Corp.	900	16,117
Water Utilities (0.1%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,500	14,220
Total Common Stocks (Cost $12,457,691)		12,505,937
Preferred Stocks (1.5%)
Automobiles (0.3%)
Volkswagen AG, 3.56%	194	52,241	*
Banks (0.7%)
National Bank of Greece SA ADR, Ser. A, 9.00%	6,500	124,800	*£
Thrifts & Mortgage Finance (0.5%)
Federal Home Loan Mortgage Corp., Ser. Z, 8.38%	7,345	79,767	*µ
Federal National Mortgage Association, Ser. T, 8.25%	1,894	23,296	*
		103,063

See Notes to Schedule of Investments

Long Short Multi-Manager Fund (Unaudited) (cont'd)

	Number of contracts	Value†
Total Preferred Stocks (Cost $256,176)		$280,104
Exchange Traded Fund (0.8%)
PowerShares DB U.S. Dollar Index Bullish Fund (Cost $150,975)	7,000	148,960	*Ø
Purchased Options (0.0%)
Put Options (0.0%)
Euro Stoxx 50 Price Index, Put, May 2014 @ 3100 (Cost $2,391)	5	1,283
	Number of Shares
Short-Term Investment (31.4%)
Money Market Fund (31.4%)
Dreyfus Treasury Prime Cash Management (Cost $5,803,982)	5,803,982	5,803,982	Ø
Total Long Positions (101.3%) (Cost $18,671,215)		18,740,266	##
Cash, receivables and other assets, less liabilities (29.4%)		5,431,390	Ø†††
Short Positions (see summary below) ((30.7)%)		(5,681,342)
Total Net Assets (100.0%)		$18,490,314
Short Positions ((30.7)%)
Common Stocks Sold Short (21.3%)£ØØ
Aerospace & Defense (0.2%)
AAR Corp.	(1,050)	(27,195)
Textron, Inc.	(400)	(16,360)
		(43,555)
Airlines (0.3%)
ANA Holdings, Inc.	(25,000)	(54,594)
Automobiles (0.5%)
General Motors Co.	(700)	(24,136)
Honda Motor Co. Ltd.	(400)	(13,274)
Nissan Motor Co. Ltd.	(3,100)	(26,748)
	Number of Shares	Value†
Yamaha Motor Co. Ltd.	(1,900)	$(29,330)
		(93,488)
Beverages (0.8%)
The Coca-Cola Co.	(3,628)	(147,986)
Biotechnology (0.4%)
Gilead Sciences, Inc.	(300)	(23,547)*
Myriad Genetics, Inc.	(1,000)	(42,210)*
		(65,757)
Capital Markets (0.7%)
Cohen & Steers, Inc.	(1,625)	(65,829)
Janus Capital Group, Inc.	(5,925)	(71,870)
		(137,699)
Chemicals (0.4%)
Eastman Chemical Co.	(575)	(50,123)
JSR Corp.	(800)	(13,109)
Kuraray Co. Ltd.	(1,800)	(20,239)
		(83,471)
Communications Equipment (0.6%)
ADTRAN, Inc.	(1,750)	(39,253)
ARRIS Group, Inc.	(2,900)	(75,661)*
		(114,914)
Construction & Engineering (0.4%)
Layne Christensen Co.	(3,875)	(67,503)*
Containers & Packaging (0.6%)
Aptargroup, Inc.	(625)	(42,138)
Bemis Co., Inc.	(1,625)	(65,390)
		(107,528)
Diversified Telecommunication Services (0.9%)
Telecom Italia SpA	(112,552)	(144,203)*
Telefonica Deutschland Holding AG	(3,168)	(26,314)
		(170,517)
Electric Utilities (1.0%)
El Paso Electric Co.	(470)	(17,775)
Enel SpA	(4,620)	(26,113)
Iberdrola SA	(756)	(5,281)
	Number of Shares	Value†
IDACORP, Inc.	(270)	$(15,158)
Otter Tail Corp.	(1,518)	(44,477)
The Kansai Electric Power Co., Inc.	(2,700)	(22,640)*
The Southern Co.	(1,068)	(48,946)
		(180,390)
Electrical Equipment (0.4%)
Emerson Electric Co.	(1,000)	(68,180)
Electronic Equipment, Instruments & Components (0.6%)
FLIR Systems, Inc.	(775)	(26,381)
Hirose Electric Co. Ltd.	(100)	(14,115)
Ibiden Co. Ltd.	(1,300)	(23,465)
Ryosan Co. Ltd.	(400)	(8,455)
TDK Corp.	(500)	(21,321)
Yaskawa Electric Corp.	(1,400)	(15,786)
		(109,523)
Energy Equipment & Services (0.1%)
TGS Nopec Geophysical Co. ASA	(795)	(27,417)
Food & Staples Retailing (0.2%)
Whole Foods Market, Inc.	(750)	(37,275)
Gas Utilities (0.6%)
Northwest Natural Gas Co.	(697)	(30,856)
Southwest Gas Corp.	(1,365)	(75,089)
		(105,945)
Health Care Equipment & Supplies (0.1%)
Sysmex Corp.	(500)	(15,851)
Hotels, Restaurants & Leisure (0.7%)
Chipotle Mexican Grill, Inc.	(50)	(24,925)*
Pinnacle Entertainment, Inc.	(2,450)	(57,012)*
Texas Roadhouse, Inc.	(1,050)	(25,977)
The Wendy's Co.	(2,775)	(23,060)
		(130,974)
Household Durables (0.1%)
Nikon Corp.	(1,200)	(18,814)

See Notes to Schedule of Investments

Long Short Multi-Manager Fund (Unaudited) (cont'd)

	Number of Shares	Value†
Household Products (0.1%)
The Clorox Co.	(300)	$(27,210)
Insurance (0.6%)
Brown & Brown, Inc.	(1,775)	(52,859)
Montpelier Re Holdings Ltd.	(1,750)	(53,515)
		(106,374)
Internet & Catalog Retail (0.4%)
Amazon.com, Inc.	(225)	(68,429)*
Internet Software & Services (1.3%)
Angie's List, Inc.	(2,950)	(33,364)*
Yelp, Inc.	(1,400)	(81,648)*
Zillow, Inc. Class A	(1,177)	(127,940)*
		(242,952)
IT Services (0.9%)
CGI Group, Inc. Class A	(725)	(26,151)*
International Business Machines Corp.	(600)	(117,882)
Xerox Corp.	(2,525)	(30,527)
		(174,560)
Life Sciences Tools & Services (0.3%)
Thermo Fisher Scientific, Inc.	(475)	(54,150)
Machinery (1.5%)
Caterpillar, Inc.	(400)	(42,160)
Deere & Co.	(1,040)	(97,074)
Hitachi Construction Machinery Co. Ltd.	(1,400)	(25,979)
Kone OYJ Class B	(2,286)	(97,745)
Kubota Corp.	(1,000)	(12,888)
Minebea Co. Ltd.	(1,000)	(8,104)
		(283,950)
Media (1.5%)
Omnicom Group, Inc.	(750)	(50,760)
ProSiebenSat.1 Media AG	(400)	(17,489)
The Madison Square Garden Co. Class A	(1,225)	(66,885)*
Time Warner, Inc.	(875)	(58,152)
	Number of Shares	Value†
Twenty-First Century Fox, Inc. Class A	(2,525)	$(80,851)
		(274,137)
Metals & Mining (0.2%)
Compass Minerals International, Inc.	(350)	(32,060)
Multiline Retail (0.3%)
Kohl's Corp.	(1,000)	(54,790)
Multi-Utilities (1.9%)
Alliant Energy Corp.	(399)	(23,334)
Ameren Corp.	(405)	(16,731)
Black Hills Corp.	(1,031)	(59,540)
Consolidated Edison, Inc.	(1,117)	(64,819)
DTE Energy Co.	(549)	(42,899)
Public Service Enterprise Group, Inc.	(1,318)	(53,998)
SCANA Corp.	(839)	(45,038)
Wisconsin Energy Corp.	(1,125)	(54,540)
		(360,899)
Oil, Gas & Consumable Fuels (0.2%)
Inpex Corp.	(2,100)	(30,625)
Professional Services (0.1%)
DKSH Holding AG	(310)	(25,537)
Semiconductors & Semiconductor Equipment (0.2%)
Advantest Corp.	(2,300)	(25,355)
Rohm Co. Ltd.	(200)	(9,564)
		(34,919)
Software (0.4%)
Adobe Systems, Inc.	(650)	(40,098)*
Check Point Software Technologies Ltd.	(400)	(25,624)*
Xero Ltd.	(566)	(15,572)*
		(81,294)
Specialty Retail (0.7%)
Kirkland's, Inc.	(2,975)	(50,903)*
Restoration Hardware Holdings, Inc.	(875)	(54,591)*
	Number of Shares	Value†
Ulta Salon Cosmetics & Fragrance, Inc.	(300)	$(26,313)*
		(131,807)
Technology Hardware, Storage & Peripherals (0.6%)
Diebold, Inc.	(775)	(29,148)
Logitech International SA	(3,725)	(50,101)
NCR Corp.	(750)	(22,883)*
		(102,132)
Textiles, Apparel & Luxury Goods (0.2%)
The Swatch Group AG	(44)	(28,222)
Trading Companies & Distributors (0.3%)
Fastenal Co.	(500)	(25,040)
MSC Industrial Direct Co., Inc. Class A	(320)	(29,139)
		(54,179)
Total Common Stocks Sold Short (Proceeds $(3,851,427))		(3,949,607)
Exchange Traded Funds Sold Short (5.4%)£ØØ
iShares Cohen & Steers REIT ETF	(1,225)	(104,676)
iShares Russell 2000 Fund	(1,501)	(168,082)
SPDR S&P 500 ETF Trust	(1,270)	(239,306)
SPDR S&P Biotech ETF	(535)	(68,871)
SPDR S&P Oil & Gas Exploration & Production ETF	(904)	(70,160)
Utilities Select Sector SPDR Fund	(7,962)	(344,595)
Total Exchange Traded Funds Sold Short (Proceeds $(979,230))		(995,690)

See Notes to Schedule of Investments

Long Short Multi-Manager Fund (Unaudited) (cont'd)

	Principal Amount	Value†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short (4.0%)£ØØ
U.S. Treasury Notes, 2.75%, due 2/15/24 (Proceeds $(732,950))	$(730,000)	$(736,045)
Total Short Positions (Proceeds $(5,563,607))		(5,681,342)

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager") and Neuberger Berman Long Short Multi-Manager ("Long Short Multi-Manager") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, preferred stocks, convertible preferred stocks, purchased option contracts, written option contracts, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of bank loan securities is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from brokers or dealers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Absolute Return Multi-Manager
Investments:
Common Stocks
Airlines	$6,621,937	$26,752	$—	$6,648,689
Banks	29,674,094	20,925	—	29,695,019
Biotechnology	7,226,705	3,120	—	7,229,825
Diversified Financial Services	15,383,940	244,763	—	15,628,703
Internet Software & Services	9,563,863	964,374	—	10,528,237
Media	90,011,612	—	750	90,012,362
Real Estate Management & Development	8,600,845	523,653	—	9,124,498
Wireless Telecommunication Services	11,659,975	151,200	—	11,811,175
Other Common Stocks^	557,659,235	—	—	557,659,235
Total Common Stocks	736,402,206	1,934,787	750	738,337,743
Convertible Preferred Stocks^	616,523	—	—	616,523
Preferred Stocks
Consumer Finance	—	618,984	—	618,984
Other Preferred Stock^	9,009,966	—	—	9,009,966
Total Preferred Stocks	9,009,966	618,984	—	9,628,950
Exchange Traded Funds	10,796,732	—	—	10,796,732
Rights^	2,513	—	—	2,513
Warrants^	606,298	—	—	606,298
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	30,030	—	30,030
Collateralized Mortgage Obligations	—	10,190,673	—	10,190,673
Commercial Mortgage-Backed Securities	—	22,060,532	3,300,000	25,360,532
Asset-Backed Securities	—	2,789,791	—	2,789,791
Corporate Debt Securities^	—	46,990,306	—	46,990,306

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Convertible Debt Obligations^	$—	$413,105	$—	$413,105
Bank Loan Obligations
Advertising	—	4,844,632	1,496,107	6,340,739
Aerospace & Defense	—	833,850	—	833,850
Air Freight & Logistics	—	599,848	—	599,848
Biotechnology	—	143,420	—	143,420
Capital Markets	—	582,825	—	582,825
Chemicals	—	586,277	1,189,401	1,775,678
Commercial Services & Supplies	—	14,849,908	1,138,775	15,988,683
Computers & Peripherals	—	1,936,270	—	1,936,270
Diversified Financial Services	—	1,861,260	2,216,000	4,077,260
Diversified Telecommunication Services	—	6,656,219	—	6,656,219
Electrical Components & Equipment	—	—	889,810	889,810
Energy Equipment & Services	—	2,156,739	—	2,156,739
Food Products	—	3,938,509	—	3,938,509
Health Care Equipment & Supplies	—	1,859,867	—	1,859,867
Health Care Providers & Services	—	3,724,681	183,153	3,907,834
Health Care Technology	—	—	502,500	502,500
Healthcare—Products	—	723,531	—	723,531
Hotels, Restaurants & Leisure	—	13,258,841	496,379	13,755,220
Household Products	—	1,019,912	—	1,019,912
Independent Power and Renewable Electricity Producers	—	678,809	—	678,809
Insurance	—	4,813,521	—	4,813,521
Internet Software & Services	—	1,912,243	1,582,842	3,495,085
IT Services	—	486,657	—	486,657
Media	—	8,357,337	2,326,244	10,683,581
Metals & Mining	—	203,744	—	203,744
Miscellaneous Manufacturing	—	406,000	—	406,000
Multiline Retail	—	355,190	—	355,190
Oil & Gas Services	—	1,901,585	—	1,901,585
Oil, Gas & Consumable Fuels	—	2,349,254	45,450	2,394,704
Packaging & Containers	—	886,699	—	886,699
Paper & Forest Products	—	1,090,005	—	1,090,005
Personal Products	—	2,168,329	941,456	3,109,785
Pharmaceuticals	—	928,097	—	928,097
Real Estate Management & Development	—	—	2,876,183	2,876,183
Software	—	10,060,996	977,996	11,038,992
Specialty Retail	—	2,308,733	769,830	3,078,563
See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Steel—Specialty	$—	$2,133,329	$—	$2,133,329
Telecommunications	—	3,364,969	—	3,364,969
Trading Companies & Distributors	—	346,292	—	346,292
Wireless Telecommunication Services	—	496,460	—	496,460
Total Bank Loan Obligations	—	104,824,838	17,632,126	122,456,964
Purchased Options	2,833,198	3,060	—	2,836,258
Short-Term Investment	—	381,568,430	—	381,568,430
Total Long Positions	760,267,436	571,424,536	20,932,876	1,352,624,848
Long Short Multi-Manager
Investments:
Common Stocks
Real Estate Management & Development	212,318	11,328	—	223,646
Other Common Stocks^	12,282,291	—	—	12,282,291
Total Common Stocks	12,494,609	11,328	—	12,505,937
Preferred Stocks^	280,104	—	—	280,104
Exchange Traded Funds	148,960	—	—	148,960
Purchased Options	1,283	—	—	1,283
Short-Term Investments	—	5,803,982	—	5,803,982
Total Long Positions	12,924,956	5,815,310	—	18,740,266

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/01/13	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 04/30/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 04/30/14
Investments in Securities:
Absolute Return Multi-Manager
Common Stock
Media	$750	$—	$—	$—	$—	$—	$—	$750	$—
Commercial Mortgage-Backed Securities	496,719	—	—	3,300,000	—	—	(496,719)	3,300,000	—
Bank Loan Obligations
Advertising	—	202	58,193	2,062,902	(625,190)	—	—	1,496,107	40,687
Aerospace & Defense	503,750	—	—	—	—	—	(503,750)	—	—

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

	Beginning balance as of 11/01/13	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 04/30/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 04/30/14
Chemicals	$87,000	$2,098	$19,150	$977,500	$(3,585)	$194,238	$(87,000)	$1,189,401	$19,150
Commercial Services & Supplies	500,000	156	9,029	1,129,590	—	—	(500,000)	1,138,775	9,029
Diversified Financial Services	—	—	20,675	2,195,325	—	—	—	2,216,000	20,675
Electrical Components & Equipment	—	10	15,407	874,393	—	—	—	889,810	15,407
Energy Equipment & Services	151,414	—	—	—	—	—	(151,414)	—	—
Health Care Providers & Services	—	972	(175)	—	(4,808)	187,164	—	183,153	(175)
Health Care Technology	435,000	582	66,918	—	—	—	—	502,500	66,918
Hotels, Restaurants & Leisure	—	—	1,864	494,515	—	—	—	496,379	1,864
Internet Software & Services	1,467,180	3,301	(165,828)	545,574	(267,385)	—	—	1,582,842	(183,571)
Media	—	—	16,531	2,257,333	—	—	—	2,273,864	16,531
Oil, Gas & Consumable Fuels	44,100	120	1,230	—	—	—	—	45,450	1,230
Personal Products	—	189	5,717	935,550	—	—	—	941,456	5,717
Real Estate Management & Development	—	287	10,549	2,872,565	(7,218)	—	—	2,876,183	10,513
Software	2,244,500	214	3,061	339,305	(1,584)	—	(1,607,500)	977,996	3,062
Specialty Retail	—	26	11,452	758,352	—	—	—	769,830	11,452
Total	$5,930,413	$8,157	$73,773	$18,742,904	$(909,770)	$381,402	$(3,346,383)	$20,880,496	$38,489

As of the period ended April 30, 2014, certain securities were transferred from one level to another based on beginning of period market values as of October 31, 2013. $1,515,128 was transferred from Level 1 to Level 2 for Absolute Return Multi-Manager. Interactive provided adjusted prices for these securities as of April 30, 2014, as stated in the description of the valuation methods of foreign equity securities in footnote † above. In addition, $125,571 was transferred from

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Level 2 to Level 1 for Absolute Return Multi-Manager due to active market activity on recognized exchanges as of April 30, 2014. These securities had been categorized as Level 2 as of October 31, 2013, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date. In addition, $381,401 was transferred from Level 2 to Level 3 for Absolute Return Multi-Manager as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service. In addition, $3,346,383 was transferred from Level 3 to Level 2 for Absolute Return Multi-Manager as a result of an increase in the number of observable inputs that were readily available to the independent pricing service.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Forward contracts (unrealized appreciation)	$—	$461,927	$—	$461,927
Equity swaps	—	464,304	—	464,304
Total	$—	$926,231	$—	$926,231
Long Short Multi-Manager
Forward contracts (unrealized appreciation)	$—	$3,909	$—	$3,909
Equity swaps	—	5,918	—	5,918
Total return swaps	—	717	—	717
Total	$—	$10,544	$—	$10,544

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2014:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Investments:
Common Stocks Sold Short
Media	$(19,302,742)	$—	$(52,380)	$(19,355,122)
Other Common Stocks Sold Short^	(145,400,620)	—	—	(145,400,620)
Total Common Stocks Sold Short	(164,703,362)	—	(52,380)	(164,755,742)
Exchange Traded Funds Sold Short	(142,033,129)	—	—	(142,033,129)
Preferred Stocks Sold Short^	(193,676)	—	—	(193,676)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short	—	(20,058,742)	—	(20,058,742)
Corporate Debt Securities Sold Short^	—	(9,402,324)	—	(9,402,324)
Total Short Positions	$(306,930,167)	$(29,461,066)	$(52,380)	$(336,443,613)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

	Level 1	Level 2	Level 3	Total
Long Short Multi-Manager
Investments:
Common Stocks Sold Short^	$(3,949,607)	$—	$—	$(3,949,607)
Exchange Traded Funds Sold Short	(995,690)	—	—	(995,690)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short	—	(736,045)	—	(736,045)
Total Short Positions	$(4,945,297)	$(736,045)	$—	$(5,681,342)

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2014:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Forward contracts (unrealized depreciation)	$—	$(1,869,204)	$—	$(1,869,204)
Total return swaps	—	(395,036)	—	(395,036)
Options written	(1,193,536)	—	—	(1,193,536)
Total	$(1,193,536)	$(2,264,240)	$—	$(3,457,776)
Long Short Multi-Manager
Forward contracts (unrealized depreciation)	$—	$(22,340)	$—	$(22,340)
Total return swaps	—	(14,323)	—	(14,323)
Total	$—	$(36,663)	$—	$(36,663)

## At April 30, 2014, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Return Multi-Manager	$1,350,621,213	$23,839,401	$21,835,786	$2,003,615
Long Short Multi-Manager	18,671,215	336,756	267,705	69,051

* Security did not produce income during the last twelve months.

^^ All or a portion of this security has not settled as of April 30, 2014 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

± At April 30, 2014, Absolute Return Muti-Manager had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Actavis PLC, Call	43	$210	May 2014	$(11,395)
Actavis PLC, Put	43	195	May 2014	(6,665)
Allergan, Inc., Call	81	160	June 2014	(74,520)
Allergan, Inc., Call	48	165	June 2014	(25,920)
AstraZeneca PLC, Call	216	85	June 2014	(17,280)
Avon Products, Inc., Call	222	15	May 2014	(17,760)
Avon Products, Inc., Call	221	15	May 2014	(18,785)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Name of Issuer	Contracts	Exercise Price		Expiration Date	Market Value of Options
Bouygues SA, Call	12	EUR	28	May 2014	$(7,359)
Cheniere Energy, Inc., Call	301		$60	May 2014	(2,408)
Chicago Board Options Exchange SPX Volatility Index, Put	56		15	August 2014	(4,480)
Compuware Corp., Call	97		11	May 2014	— [f]
Cooper Tire & Rubber Co., Call	44		25	May 2014	(3,520)
Cooper Tire & Rubber Co., Call	44		26	May 2014	(1,980)
Diebold, Inc., Call	62		40	May 2014	(992)
DISH Network Corp., Call	11		57.5	May 2014	(1,815)
DISH Network Corp., Call	37		60	May 2014	(3,404)
H&R Block, Inc., Call	44		27	May 2014	(6,820)
H&R Block, Inc., Call	88		28	May 2014	(7,480)
H&R Block, Inc., Call	45		29	May 2014	(1,800)
iShares Russell 2000 ETF, Put	284		85	June 2014	(3,408)
iShares Russell 2000 ETF, Put	825		90	September 2014	(82,500)
Kellogg Co., Call	9		65	May 2014	(2,160)
Nokia OYJ, Call	183		7	June 2014	(12,810)
Nokia OYJ, Call	531		8	June 2014	(10,089)
Nuance Communications, Inc., Call	142		16	May 2014	(9,940)
Nuance Communications, Inc., Call	81		17	May 2014	(2,592)
Nuance Communications, Inc., Call	154		20	July 2014	(1,540)
NVIDIA Corp., Call	55		19	May 2014	(2,255)
Penn West Petroleum Ltd., Call	240		9	June 2014	(10,800)
Reynolds American, Inc., Call	178		50	May 2014	(105,020)
S&P 500 Index, Call	19		1,875	May 2014	(41,800)
S&P 500 Index, Call	18		1,890	May 2014	(23,400)
Skyworks Solutions, Inc., Call	23		37	May 2014	(9,660)
Sotheby's, Call	44		40	May 2014	(10,780)
Sotheby's, Call	45		41	May 2014	(8,550)
SPDR S&P 500 ETF Trust, Put	9,700		170	May 2014	(58,200)
SPDR S&P 500 ETF Trust, Put	3,750		170	June 2014	(236,250)
Symantec Corp., Call	89		20	May 2014	(7,654)
Symantec Corp., Call	22		21	May 2014	(946)
Teva Pharmaceutical Industries Ltd., Call	44		49	May 2014	(6,600)
Teva Pharmaceutical Industries Ltd., Call	44		50	May 2014	(4,488)
Teva Pharmaceutical Industries Ltd., Call	36		52.5	May 2014	(1,548)
The Brink's Co., Call	89		25	May 2014	(5,785)
The Brink's Co., Call	44		25	June 2014	(5,060)
Time Warner Cable, Inc., Call	227		140	May 2014	(56,750)
Time Warner Cable, Inc., Call	227		145	July 2014	(61,290)
T-Mobile US, Inc., Call	46		32	May 2014	(2,852)
T-Mobile US, Inc., Call	43		25	June 2014	(18,060)
T-Mobile US, Inc., Call	353		31	August 2014	(70,953)
T-Mobile US, Inc., Call	76		34	August 2014	(8,208)
T-Mobile US, Inc., Call	77		35	August 2014	(6,391)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
T-Mobile US, Inc., Call	383	$36	August 2014	$(24,129)
T-Mobile US, Inc., Call	306	37	August 2014	(14,382)
T-Mobile US, Inc., Call	307	38	August 2014	(10,438)
Vodafone Group PLC, Call	101	36	May 2014	(20,705)
Yahoo!, Inc., Call	460	38	May 2014	(21,160)
Total				$(1,193,536)

≠ Security had an event of default.

£ At April 30, 2014, Absolute Reurn Multi-Manager had pledged securities in the amount of $74,088,397 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written. At April 30, 2014, Long Short Multi-Manager had pledged securities in the amount of $1,054,990 to cover collateral requirements for borrowing in connection with securities sold short.

a Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

c Payment-in-kind security for which part of the income earned may be paid as additional principal.

f Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

ñ Securities were purchased or sold short under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2014, these securities amounted to $35,604,307 of long positions and $(2,172,875) of short positions, or 2.7% and (0.2%), respectively, of net assets for Absolute Return Multi-Manager.

N These securities have been deemed by the investment manager to be illiquid. At April 30, 2014, these securities amounted to approximately $17,632,126 or 1.35% of net assets for Absolute Return Multi-Manager.

Ø All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options written and/or forward foreign currency contracts and/or swaps.

ØØ At April 30, 2014, Absolute Return Multi-Manager had deposited $316,149,470 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short. At April 30, 2014, Long Short Multi-Manager had deposited $5,352,990 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short. In addition, Absolute Return Multi-Manager had deposited $22,630,000 in a segregated account for forward foreign currency contracts and/or swaps.

µ Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2014 and their final maturities.

†† As of April 30, 2014, Absolute Return Multi-Manager's value of unfunded loan commitments was approximately $1,495,227 pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Alinta Energy Holdings Pty. Ltd., due 12/31/20	$25,789	$26,112
Overseas Shipholding Group, Inc., due 12/31/49	1,369,000	1,469,115

††† See Note A-13 in the Notes to Financial Statements for the Funds' open positions in derivatives at April 30, 2014.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	April 30, 2014	April 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$1,352,624,848	$18,740,266
Foreign currency*	10,359,846	990,740
Deposit with broker for short sales (Note A-11)	316,149,470	5,352,990
Deposits with broker for swaps and forward foreign currency contracts (Note A-13)	22,630,000	—
Dividends and interest receivable	1,703,343	10,319
Foreign tax reclaims	17,695	195
Receivable for securities sold	66,148,349	963,198
Receivable for Fund shares sold	7,189,380	—
Receivable from administrator—net (Note B)	15,898	40,279
Total return swaps, at value (Note A-13)	—	717
Equity swaps, at value (Note A-13)	464,304	5,918
Receivable for open forward foreign currency contracts (Note A-13)	461,927	3,909
Prepaid expenses and other assets	115,896	47,782
Total Assets	1,777,880,956	26,156,313
Liabilities
Investments sold short, at value** (Note A)	336,443,613	5,681,342
Option contracts written, at value*** (Note A)	1,193,536	—
Due to custodian	12,066,573	462,087
Dividends and interest payable for short sales	480,878	8,579
Total return swaps, at value (Note A-13)	395,036	14,323
Payable to investment manager—net (Note B)	1,710,511	24,647
Payable for securities purchased	118,691,146	1,358,198
Payable for Fund shares redeemed	860,338	—
Payable for open forward foreign currency contracts (Note A-13)	1,869,204	22,340
Accrued expenses and other payables	64,388	94,483
Total Liabilities	473,775,223	7,665,999
Net Assets	$1,304,105,733	$18,490,314
Net Assets consist of:
Paid-in capital	$1,289,255,020	$18,454,316
Undistributed net investment income (loss)	389,589	(35,555)
Accumulated net realized gains (losses) on investments	17,603,115	143,601
Net unrealized appreciation (depreciation) in value of investments	(3,141,991)	(72,048)
Net Assets	$1,304,105,733	$18,490,314
Net Assets
Institutional	$852,889,187	$18,026,710
Class A	357,380,992	290,726
Class C	73,418,327	172,878
Class R6	20,417,227	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	April 30, 2014	April 30, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional	77,316,814	1,762,415
Class A	32,568,016	28,457
Class C	6,790,611	16,968
Class R6	1,849,879	—
Net Asset Value, offering and redemption price per share
Institutional Class	$11.03	$10.23
Class R6	$11.04	$—
Net Asset Value and redemption price per share
Class A	$10.97	$10.22
Offering Price per share
Class A‡	$11.64	$10.84
Net Asset Value and offering price per share
Class C^	$10.81	$10.19
*Cost of Investments:
Unaffiliated issuers	$1,350,621,233	$18,671,215
Total cost of foreign currency	$10,244,253	$987,887
**Proceeds from investments sold short	$330,687,027	$5,563,607
***Premium received from options written	$3,120,401	$—

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2014	For the Period from December 19, 2013 (Commencement of Operations) to April 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$8,740,590	$67,638
Interest income—unaffiliated issuers	3,527,986	—
Foreign taxes withheld (Note A-6)	(116,384)	(2,120)
Total income	$12,152,192	$65,518
Expenses:
Investment management fees (Note B)	7,464,413	67,157
Administration fees (Note B)	269,288	2,370
Administration fees (Note B):
Institutional	269,649	3,429
Class A	240,797	190
Class C	46,745	92
Class R6	1,090	—
Distribution fees (Note B):
Class A	300,993	237
Class C	233,722	459
Shareholder servicing agent fees:
Institutional	14,564	672
Class A	20,089	672
Class C	3,561	672
Class R6	643	—
Organization expense (Note A-8)	—	108,561
Audit fees	64,557	11,328
Custodian and accounting fees (Note A)	234,979	67,129
Legal fees	153,285	50,347
Registration and filing fees	63,980	7,661
Shareholder reports	22,263	8,390
Trustees' fees and expenses	22,682	13,845
Prime broker fees	680,831	6,364
Short sales expense (Note A-11)	2,253,797	21,947
Miscellaneous	66,896	—
Total expenses	12,428,824	371,522
Expenses reimbursed by Management (Note B)	(640,473)	(270,449)
Expenses reduced by custodian fee expense offset arrangement (Note A-15)	(184)	—
Total net expenses	11,788,167	101,073
Net investment income (loss)	$364,025	$(35,555)

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2014	For the Period from December 19, 2013 (Commencement of Operations) to April 30, 2014
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	22,929,365	184,262
Sales of investment securities of unaffiliated issuers sold short	(8,370,662)	(35,624)
Forward foreign currency contracts	122,585	98
Foreign currency	178,418	3,996
Options written	4,265,038	—
Swap contracts	516,085	(9,131)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(4,578,048)	69,051
Unaffiliated investment securities sold short	(3,237,754)	(117,735)
Forward foreign currency contracts	(1,252,252)	(18,431)
Foreign currency	22,236	2,755
Options written	616,122	—
Swap contracts	38,495	(7,688)
Net gain (loss) on investments	11,249,628	71,553
Net increase (decrease) in net assets resulting from operations	$11,613,653	$35,998

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND		LONG SHORT MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013	Period from December 19, 2013 (Commencement of Operations) to April 30, 2014 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$364,025	$(983,344)	$(35,555)
Net realized gain (loss) on investments	19,640,829	3,724,030	143,601
Change in net unrealized appreciation (depreciation) of investments	(8,391,201)	5,099,906	(72,048)
Net increase (decrease) in net assets resulting from operations	11,613,653	7,840,592	35,998
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	—	(58,599)	—
Net realized gain on investments:
Institutional Class	(2,978,909)	(119,803)	—
Class A	(1,210,727)	(12,381)	—
Class C	(239,295)	(2,073)	—
Total distributions to shareholders	(4,428,931)	(192,856)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	606,293,812	308,138,341	17,994,775
Class A	258,375,865	124,995,179	502,649
Class C	53,361,093	21,030,909	178,350
Class R6	20,367,234	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	2,604,571	172,922	—
Class A	1,098,266	9,064	—
Class C	179,005	1,988	—
Payments for shares redeemed:
Institutional Class	(85,740,743)	(22,848,165)	—
Class A	(28,440,296)	(3,847,011)	(214,401)
Class C	(1,474,124)	(214,708)	(7,057)
Net increase (decrease) from Fund share transactions	826,624,683	427,438,519	18,454,316
Net Increase (Decrease) in Net Assets	833,809,405	435,086,255	18,490,314
Net Assets:
Beginning of period	470,296,328	35,210,073	—
End of period	$1,304,105,733	$470,296,328	$18,490,314
Undistributed net investment income (loss) at end of period	389,589	25,564	(35,555)

See Notes to Financial Statements

Notes to Financial Statements Alternative and
Multi-Asset Class Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust, and is diversified. Both of the Funds offer Institutional Class shares, Class A shares and Class C shares; and Absolute Return Multi-Manager offers Class R6 shares. Long Short Multi-Manager had no operations until December 19, 2013, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Funds become aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of Absolute Return Multi-Manager to continue to, and the intention of Long Short Multi-Manager to, qualify for treatment as regulated investment companies by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: netting of net ordinary losses with short-term capital gains, income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2013, Absolute Return Multi-Manager recorded the following permanent reclassifications:

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(84,626)	$1,203,557	$(1,118,931)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows for Absolute Return Multi-Manager Fund:

						Distributions Paid From:
Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
2013	2012		2013	2012		2013	2012		2013	2012		2013	2012
$190,445	$—	(1)	$—	$—	(1)	$2,411	$—	(1)	$—	$—	(1)	$192,856	$—	(1)

(1) Period from May 15, 2012 (Commencement of Operations) to October 31, 2012.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows for Absolute Return Multi-Manager:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,424,384	$—	$3,673,124	$—	$(431,517)	$7,665,991

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark to market on certain swap contract transactions, unsettled wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains.

6 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8 Organization expenses: Costs incurred by Long Short Multi-Manager in connection with its organization, which amounted to $108,561, and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral. Proceeds maintained by the lender are included in the "Deposits with brokers for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Funds are contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Funds and are excluded from the contractual expense limitation. As of April 30, 2014, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged cash in the amount of $316,149,470 and $5,352,990, respectively, to JP Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. At April 30, 2014, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged securities in the amount of $74,008,397 and $1,054,990, respectively, to cover collateral requirements for borrowing in connection with securities sold short.

12 Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

13 Derivative instruments: During the period ended April 30, 2014, the Funds' use of derivatives, as described below, was limited to equity swaps, total return swaps, forward foreign currency contracts, written option transactions and purchased option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the period ended April 30, 2014, the Funds used equity swaps to provide investment exposure to certain foreign investments. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

At April 30, 2014, the outstanding equity swaps* for the Funds were as follows:

Absolute Return Multi-Manager
Counterparty	Description	Value
J.P. Morgan Chase Bank N.A.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	$464,304

* The following table represents the individual long and short positions and related values within equity swaps as of April 30, 2014.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Australia
Aurora Oil & Gas Ltd.	60,665	$232,566	$(2,626)
David Jones Ltd.	46,878	170,978	173
GrainCorp Ltd.	22,325	178,612	5,144
			2,691
Austria
Telekom Austria AG	92,066	909,732	3,521
Brazil
MMX Mineracao e Metalicos SA	3,137,127	3,621,365	107,029

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Canada
Athabasca Oil Corp.	454,916	$3,099,474	$279,037
Caracal Energy, Inc.	27,595	250,658	2,334
			281,371
Finland
Rautaruukki OYJ	19,096	225,399	11,977
France
Alstom SA	9,197	349,671	26,988
Bourbon SA	14,464	477,614	(1,233)
Bouygues SA	9,267	393,158	23,587
Caisse Regionale Credit Agricole Mutuel d'Ille et Vilaine	1,046	79,330	10,062
Caisse Regionale de Credit Agricole Mutuel Alpes Provence	752	70,883	60
Credit Agricole Atlantique Vendee CCI	1,263	151,806	16,408
Credit Agricole de la Touraine et du Poitou	768	62,895	5,296
Credit Agricole de Normandie-Seine	1,587	207,458	25,616
Credit Agricole Loire Haute-Loire	621	46,329	4,330
Credit Agricole Nord de France CCI	5,815	129,700	7,366
Groupe Steria SCA	5,006	141,410	(355)
			118,125
Germany
MAN SE	10,034	1,249,060	36,792
Ireland
C&C Group PLC	51,120	313,593	(9,624)
Fyffes PLC	88,813	154,625	(6,767)
			(16,391)
Italy
Italcementi SpA	13,877	184,990	(16,533)
Mediobanca SpA	40,391	399,669	47,501
Telecom Italia SpA	522,568	425,960	92,767
			123,735
Luxembourg
AZ Electronic Materials SA	133,724	895,503	13,486
Netherlands
Ziggo NV	419,528	18,771,277	(565,311)
Nigeria
Lekoil Ltd.	185,794	189,511	11,253
Sweden
Meda AB	7,370	130,603	1,332
Switzerland
Glencore Xstrata PLC	322,449	1,799,972	(65,985)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United Kingdom
Amerisur Resources PLC	785,312	$663,256	$102,463
Anglo American PLC	72,448	1,829,487	105,634
BG Group PLC	94,538	1,801,314	110,909
Dixons Retail PLC	313,256	255,271	(17,371)
F&C Asset Management PLC	295,613	603,014	(7,073)
Heritage Oil PLC	91,865	486,383	2,508
Infinis Energy PLC	444,762	1,923,478	(290,192)
ITV PLC	390,050	1,206,612	(8,032)
Jazztel PLC	15,431	220,866	15,908
Rolls-Royce Holdings PLC	106,010	1,825,363	54,004
Rolls-Royce Holdings PLC, Preference Shares	14,205,340	148	23,837
Taylor Wimpey PLC	1,053,970	1,822,216	48,063
Telecity Group PLC	160,080	1,875,658	62,243
The Weir Group PLC	4,647	197,127	13,930
Vodafone Group PLC	118,139	476,976	(30,272)
Wolfson Microelectronics PLC	7,968	31,411	170
WPP PLC	116,090	2,433,740	63,381
			250,110
United States
Blackhawk Network Holdings, Inc.	6,128	145,616	(4,488)
Brookfield Office Properties, Inc.	273,663	5,303,964	111,826
Safeway, Inc.	89,635	3,005,563	47,405
			154,743
Total Long Positions of Portfolio Equity Swap Contracts			468,478
Short Positions
France
GDF Suez	(43,290)	(1,166,029)	74,468
LVMH Moet Hennessy Louis Vuitton SA	(6,100)	(1,185,436)	(14,171)
Lyxor ETF STOXX Europe 600 Banks	(28,999)	(850,476)	(24,565)
Metropole Television SA	(55,170)	(1,202,740)	20,961
Publicis Groupe SA	(19,206)	(1,741,440)	105,409
			162,102
Germany
Volkswagen AG	(644)	(169,703)	(3,716)
Ireland
iShares FTSE 100 UCITS ETF, Inc.	(16,229)	(180,359)	(5,776)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Italy
Assicurazioni Generali SpA	(13,410)	$(302,117)	$(10,994)
Telecom Italia SpA	(432,643)	(446,001)	(108,309)
			(119,303)
South Korea
Halla Visteon Climate Control Corp.	(34,027)	(1,285,682)	(133,619)
Sweden
SSAB AB Class A	(9,075)	(71,197)	(7,589)
SSAB AB Class B	(23,166)	(161,553)	(12,988)
Telefonaktiebolaget LM Ericsson	(4,675)	(58,432)	1,991
			(18,586)
United Kingdom
AMEC PLC	(38,454)	(718,530)	(83,302)
British Sky Broadcasting Group PLC	(114,570)	(1,799,300)	97,028
Bunzl PLC	(16,716)	(393,522)	(80,912)
Carphone Warehouse Group PLC	(24,822)	(133,901)	4,904
Centrica PLC	(215,770)	(1,205,177)	2,967
Liberty Global PLC Series A	(86,130)	(3,601,847)	172,153
Liberty Global PLC Series C	(212,489)	(8,538,806)	372,861
			485,699
Total Short Positions of Portfolio Equity Swap Contracts			366,801
Total Long and Short Positions of Portfolio Equity Swap Contracts			835,279
Financing Costs and Other Payables			(370,975)
Equity Swap Contracts, at Value			$464,304

(a) Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b) For the six months ended April 30, 2014, the average notional value of equity swap contracts was $45,296,068 for long positions and $(20,021,514) for short positions, respectively, for Absolute Return Multi-Manager.

Long Short Multi-Manager

Counterparty	Description	Value
J.P. Morgan Chase Bank N.A.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	$5,918

* The following table represents the individual long and short positions and related values within equity swaps as of April 30, 2014.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Nigeria
Lekoil Ltd.	4,003	$4,019	$306
Switzerland
Glencore Xstrata PLC	6,990	37,555	34
United Kingdom
Amerisur Resources PLC	16,945	15,711	811
Anglo American PLC	1,572	39,957	2,032
BG Group PLC	2,035	38,864	2,298
Infinis Energy PLC	9,565	39,213	(4,087)
ITV PLC	8,370	25,892	(172)
Rolls-Royce Holdings PLC	2,280	39,259	1,161
Rolls-Royce Holdings PLC, Preference Shares	305,520	3	513
Taylor Wimpey PLC	22,620	39,108	1,031
Telecity Group PLC	3,480	41,003	1,125
WPP PLC	2,500	52,482	1,294
			6,006
Total Long Positions of Portfolio Equity Swap Contracts			6,346
Short Positions
France
GDF Suez	(940)	(25,387)	1,684
LVMH Moet Hennessy Louis Vuitton SA	(130)	(25,263)	(302)
Metropole Television SA	(1,190)	(25,943)	452
			1,834
South Korea
Halla Visteon Climate Control Corp.	(1,263)	(47,869)	(4,812)
United Kingdom
British Sky Broadcasting Group PLC	(2,490)	(38,988)	1,992
Bunzl PLC	(357)	(9,012)	(1,120)
Centrica PLC	(4,700)	(26,167)	(20)
			852
Total Short Positions of Portfolio Equity Swap Contracts			(2,126)
Total Long and Short Positions of Portfolio Equity Swap Contracts			4,220
Financing Costs and Other Receivables			1,698
Equity Swap Contracts, at Value			$5,918

(a) Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b) For the period ended April 30, 2014, the average notional value of equity swap contracts was $212,051 for long positions and $(139,411) for short positions, respectively, for Long Short Multi-Manager.

Total return swap contracts: During the period ended April 30, 2014, each Fund used total return swaps to hedge certain indices and provide investment exposure to certain foreign investments. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At April 30, 2014, the outstanding total return swap contracts were as follows:

Absolute Return Multi-Manager

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund	Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank N.A.	$8,450,788	February 23, 2015	Various (0.248 to 0.261)%(2)	The EURO STOXX 50 Index	$(1,007)	$(394,029)	$(395,036)

(1) For the six months ended April 30, 2014, the average notional value of total return swap contracts for Absolute Return Multi-Manager was $6,222,034.

(2) 1 month EURIBOR minus 0.65% at April 15, 2014.

Long Short Multi-Manager

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund	Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank NA	$3,350	April 7, 2015	Various (0.151 to 0.152)%(2)	AMBEV SA	$(17)	$(952)	$(969)
J.P. Morgan Chase Bank NA	15,604	April 10, 2015	0.152(3)	Piraeus Bank SA	(30)	(4,171)	(4,201)
J.P. Morgan Chase Bank NA	182,202	February 23, 2015	Various (0.246 to0.261)(4)	The EURO STOXX 50 Index	(14)	(9,023)	(9,037)
J.P. Morgan Chase Bank NA	2,520	April 7, 2015	Various (0.151 to 0.152)(2)	Via Varejo	(8)	725	717
J.P. Morgan Chase Bank NA	16,000	May 4, 2015	0.210(5)	Want Want China Holdings Ltd.	—	(116)	(116)
Totals					$(69)	$(13,537)	$(13,606)

(1) For the period ended April 30, 2014, the average notional value of total return swap contracts for Long Short Multi-Manager was $118,364.

(2) 1 month LIBOR plus 0.60% at April 15, 2014.

(3) 1 month LIBOR plus 1.75% at April 15, 2014.

(4) 1 month EURIBOR minus 0.65% at April 15, 2014.

(5) 1 month HIBOR minus 0.50% at April 15, 2014.

Forward foreign currency contracts: During the period ended April 30, 2014, each Fund entered into forward foreign currency contracts ("forward contracts") to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At April 30, 2014, open forward contracts for each Fund were as follows:

Absolute Return Multi-Manager

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank N.A.	391,900	$354,427	05/21/14	$9,163
Brazilian Real	J.P. Morgan Chase Bank N.A.	3,748,400	1,678,288	05/21/14	(7,441)
Danish Krone	J.P. Morgan Chase Bank N.A.	17,977,273	3,315,514	05/21/14	26,278
Euro	J.P. Morgan Chase Bank N.A.	102,291	141,321	05/02/14	592
Euro	J.P. Morgan Chase Bank N.A.	310,000	429,722	05/07/14	355
Euro	J.P. Morgan Chase Bank N.A.	9,249,600	12,739,603	05/21/14	92,325
Hong Kong Dollar	J.P. Morgan Chase Bank N.A.	3,315,500	427,356	05/21/14	308
Japanese Yen	J.P. Morgan Chase Bank N.A.	535,562,900	5,221,504	05/21/14	17,678
New Zealand Dollar	J.P. Morgan Chase Bank N.A.	267,454	221,952	05/21/14	8,293
Norwegian Krone	J.P. Morgan Chase Bank N.A.	13,922,700	2,302,104	05/21/14	38,290
Philippine Peso	J.P. Morgan Chase Bank N.A.	48,201,400	1,080,741	05/21/14	180
Pound Sterling	J.P. Morgan Chase Bank N.A.	258,000	435,272	05/07/14	318
Pound Sterling	J.P. Morgan Chase Bank N.A.	690,000	1,147,712	05/21/14	17,107
South African Rand	J.P. Morgan Chase Bank N.A.	13,722,600	1,235,758	05/21/14	64,610
Swedish Krona	J.P. Morgan Chase Bank N.A.	29,051,155	4,488,705	05/21/14	(22,465)
Swiss Franc	J.P. Morgan Chase Bank N.A.	3,321,640	3,743,968	05/21/14	30,768
Thai Baht	J.P. Morgan Chase Bank N.A.	60,320,100	1,869,585	05/21/14	(7,180)
Turkish Lira	J.P. Morgan Chase Bank N.A.	5,825,130	2,606,661	05/21/14	137,839
Total					$407,018

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank N.A.	6,308,075	$5,705,274	05/21/14	$(147,117)
Brazilian Real	J.P. Morgan Chase Bank N.A.	14,192,312	5,888,897	05/21/14	(437,317)
Canadian Dollar	J.P. Morgan Chase Bank N.A.	49,500	45,097	05/21/14	(44)
Danish Krone	J.P. Morgan Chase Bank N.A.	17,977,273	3,321,161	05/21/14	(20,632)
Euro	J.P. Morgan Chase Bank N.A.	310,000	427,766	05/07/14	(2,311)
Euro	J.P. Morgan Chase Bank N.A.	20,585,054	28,308,712	05/21/14	(248,839)
Euro	J.P. Morgan Chase Bank N.A.	4,837,000	6,695,310	05/30/14	(14,858)
Euro	J.P. Morgan Chase Bank N.A.	312,000	432,401	07/17/14	(378)
Hong Kong Dollar	J.P. Morgan Chase Bank N.A.	32,515,304	4,192,950	05/21/14	(1,176)
Japanese Yen	J.P. Morgan Chase Bank N.A.	6,980,112,610	67,863,445	05/21/14	(419,975)
New Zealand Dollar	J.P. Morgan Chase Bank N.A.	267,454	222,111	05/21/14	(8,134)
Norwegian Krone	J.P. Morgan Chase Bank N.A.	6,525,900	1,092,058	05/21/14	(4,940)
Philippine Peso	J.P. Morgan Chase Bank N.A.	219,385,505	4,903,904	05/21/14	(15,840)
Pound Sterling	J.P. Morgan Chase Bank N.A.	258,000	429,124	05/07/14	(6,466)
Pound Sterling	J.P. Morgan Chase Bank N.A.	732,750	1,226,209	05/21/14	(10,778)
Pound Sterling	J.P. Morgan Chase Bank N.A.	259,000	436,695	07/17/14	(335)
South African Rand	J.P. Morgan Chase Bank N.A.	85,644,300	7,799,869	05/21/14	(315,874)
Swedish Krona	J.P. Morgan Chase Bank N.A.	29,051,155	4,484,063	05/21/14	17,823
Swiss Franc	J.P. Morgan Chase Bank N.A.	1,205,800	1,364,973	05/21/14	(5,306)
Thai Baht	J.P. Morgan Chase Bank N.A.	83,806,779	2,571,915	05/21/14	(15,650)
Turkish Lira	J.P. Morgan Chase Bank N.A.	5,825,130	2,588,354	05/21/14	(156,148)
Total					$(1,814,295)

Long Short Multi-Manager

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank N.A.	2,800	$2,486	05/21/14	$112
Danish Krone	J.P. Morgan Chase Bank N.A.	310,959	57,408	05/21/14	396
Euro	J.P. Morgan Chase Bank N.A.	3,483	4,811	05/02/14	21
Euro	J.P. Morgan Chase Bank N.A.	145,500	200,728	05/21/14	1,123
Hong Kong Dollar	J.P. Morgan Chase Bank N.A.	52,800	6,808	05/21/14	3
Japanese Yen	J.P. Morgan Chase Bank N.A.	7,659,100	74,695	05/21/14	233
New Zealand Dollar	J.P. Morgan Chase Bank N.A.	5,999	4,986	05/21/14	179
Norwegian Krone	J.P. Morgan Chase Bank N.A.	237,300	39,354	05/21/14	538
Philippine Peso	J.P. Morgan Chase Bank N.A.	647,100	14,491	05/21/14	21
Pound Sterling	J.P. Morgan Chase Bank N.A.	6,800	11,324	05/21/14	155
South African Rand	J.P. Morgan Chase Bank N.A.	214,000	19,470	05/21/14	809
Swiss Franc	J.P. Morgan Chase Bank N.A.	63,800	72,184	05/21/14	319
Thai Baht	J.P. Morgan Chase Bank N.A.	1,137,900	35,280	05/21/14	(148)
Total					$3,761

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank N.A.	131,600	$119,751	05/21/14	$(2,343)
Danish Krone	J.P. Morgan Chase Bank N.A.	310,959	57,467	05/21/14	(337)
Euro	J.P. Morgan Chase Bank N.A.	367,200	505,924	05/21/14	(3,490)
Euro	J.P. Morgan Chase Bank N.A.	179,000	247,769	05/30/14	(550)
Hong Kong Dollar	J.P. Morgan Chase Bank N.A.	727,100	93,725	05/21/14	(63)
Japanese Yen	J.P. Morgan Chase Bank N.A.	199,956,644	1,946,530	05/21/14	(9,561)
New Zealand Dollar	J.P. Morgan Chase Bank N.A.	6,000	4,983	05/21/14	(182)
Norwegian Krone	J.P. Morgan Chase Bank N.A.	78,300	13,108	05/21/14	(55)
Philippine Peso	J.P. Morgan Chase Bank N.A.	4,213,800	94,082	05/21/14	(413)
Pound Sterling	J.P. Morgan Chase Bank N.A.	12,300	20,643	05/21/14	(121)
South African Rand	J.P. Morgan Chase Bank N.A.	1,798,400	165,575	05/21/14	(4,843)
Swiss Franc	J.P. Morgan Chase Bank N.A.	16,800	19,025	05/21/14	(67)
Thai Baht	J.P. Morgan Chase Bank N.A.	1,720,300	52,948	05/21/14	(167)
Total					$(22,192)

For the period ended April 30, 2014, Absolute Return Multi-Manager's and Long Short Multi-Manager's investments in forward contracts had an average value of $47,716,329 and $1,264,813, respectively.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Absolute Return Multi-Manager for the six months ended April 30, 2014. Written option transactions for Absolute Return Multi-Manager for the six months ended April 30, 2014 were:

Absolute Return Multi-Manager

	Number of Contracts	Premiums
Outstanding at October 31, 2013	7,896	$2,236,062
Options written	44,907	6,248,236
Options terminated in closing Purchase transactions	(17,532)	(2,643,652)
Options exercised	(64)	(9,559)
Options expired	(14,237)	(2,710,686)
Outstanding at April 30, 2014	20,970	$3,120,401

For the six months ended April 30, 2014, Absolute Return Multi-Manager had an average market value of $(1,150,546) in written options.

Premiums paid by a Fund upon purchasing a covered call or put option are recorded in the asset section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of a Fund to certain securities and enhance returns for the period ended April 30, 2014. Purchased option transactions for each Fund for the period ended April 30, 2014 were:

Absolute Return Multi-Manager

	Number of Contracts	Premiums
Outstanding at October 31, 2013	9,528	$3,995,043
Options purchased	58,385	11,906,733
Options terminated in closing Sale transactions	(15,492)	(3,648,641)
Options exercised	(14)	(6,347)
Options expired	(25,364)	(5,347,150)
Outstanding at April 30, 2014	27,043	$6,899,638

Long Short Multi-Manager

	Number of Contracts	Premiums
Outstanding at October 31, 2013	—	$—
Options purchased	20	6,816
Options terminated in closing Sale transactions	(8)	(4,166)
Options exercised		—
Options expired	(7)	(259)
Outstanding at April 30, 2014	5	$2,391

For the period ended April 30, 2014, Absolute Return Multi-Manager and Long Short Multi-Manager had an average market value of $2,507,210 and $624 in purchased options, respectively.

At April 30, 2014, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Absolute Return Multi-Manager

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Equity swaps	Equity swaps, at value	$—	$464,304	$464,304
Forward contracts	Receivable for open forward foreign currency contracts	461,927	—	461,927
Purchased options	Investments in securities, at value	—	2,836,258	2,836,258
Total Value—Assets		$461,927	$3,300,562	$3,762,489

Liability Derivatives

Derivative Type	Statements of Liabilities Location	Currency Risk	Assets and Equity Risk	Total
Total return swaps	Total return swaps, at value	$—	$(395,036)	$(395,036)
Forward contracts	Payable for open forward foreign currency contracts	(1,869,204)	—	(1,869,204)
Option contracts written	Option contracts written, at value	—	(1,193,536)	(1,193,536)
Total Value—Liabilities		$(1,869,204)	$(1,588,572)	$(3,457,776)

Long Short Multi-Manager

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Equity swaps	Equity swaps, at value	$—	$5,918	$5,918
Forward contracts	Receivable for open forward foreign currency contracts	3,909	—	3,909
Purchased options	Investments in securities, at value	—	1,283	1,283
Total return swaps	Total return swaps, at value	—	717	717
Total Value—Assets		$3,909	$7,918	$11,827

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Total return swaps	Total return swaps, at value	$—	$(14,323)	$(14,323)
Forward contracts	Payable for open forward foreign currency contracts	(22,340)	—	(22,340)
Total Value—Liabilities		$(22,340)	$(14,323)	$(36,663)

The impact of the use of these derivative instruments on the Statements of Operations during the period ended April 30, 2014, was as follows:

Absolute Return Multi-Manager

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$122,585	$—	$122,585
Option contracts written	Net realized gain (loss) on: options written	—	4,265,038	4,265,038

Derivative Type	Statements of Operations Location	Currency Risk	Equity Risk	Total
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	$—	$(6,924,080)	$(6,924,080)
Swap contracts	Net realized gain (loss) on: swap contracts	—	516,085	516,085
Total Realized Gain (Loss)		$122,585	$(2,142,957)	$(2,020,372)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$(1,252,252)	$—	$(1,252,252)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options written	—	616,122	616,122
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	(1,913,634)	(1,913,634)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	38,495	38,495
Total Change in Appreciation (Depreciation)		$(1,252,252)	$(1,259,017)	$(2,511,269)

Long Short Multi-Manager

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$98	$—	$98
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	(4,425)	(4,425)
Swap contracts	Net realized gain (loss) on: swap contracts	—	(9,131)	(9,131)
Total Realized Gain (Loss)		$98	$(13,556)	$(13,458)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$(18,431)	$—	$(18,431)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	(1,108)	(1,108)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	(7,688)	(7,688)
Total Change in Appreciation (Depreciation)		$(18,431)	$(8,796)	$(27,227)

During the current reporting period, the Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present the Funds' derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Funds for assets and pledged by the Funds for liabilities as of April 30, 2014.

Absolute Return Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Equity swap contracts	$464,304	$—	$464,304
Forward contracts	461,927	—	461,927
Total	$926,231	$—	$926,231

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank N.A.	$926,231	$(461,927)	$—	$464,304

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Total return swap contracts	$(395,036)	$—	$(395,036)
Forward contracts	(1,869,204)	—	(1,869,204)
Total	$(2,264,240)	$—	$(2,264,240)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank N.A.	$(2,264,240)	$461,927	$1,802,313	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of April 30, 2014, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2014.

Long Short Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Equity swap contracts	$5,918	$—	$5,918
Forward contracts	3,909	—	3,909
Total return swap contracts	717	—	717
Total	$10,544	$—	$10,544

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank N.A.	$10,544	$(10,544)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Total return swap contracts	$(14,323)	$—	$(14,323)
Forward contracts	(22,340)	—	(22,340)
Total	$(36,663)	$—	$(36,663)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank N.A.	$(36,663)	$(10,544)	$—	$(26,119)

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of April 30, 2014, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2014.

14 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15 Expense offset arrangement: Absolute Return Multi-Manager has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2014, the impact of this arrangement was a reduction of expenses of $184.

16  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the period ended April 30, 2014, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.66% and 1.70% of Absolute Return Multi-Manager's and Long Short Multi-Manager's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement, each Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement and Absolute Return Multi-Manager's Class R6 pays Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to each Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the period ended April 30, 2014, there was no repayment to Management under these agreements.

At April 30, 2014, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2012	2013	2014
	Contractual Expense		Subject to Repayment until October 31,
Class	Limitation(1)	Expiration	2015	2016	2017
Absolute Return Multi-Manager Institutional Class(2)	1.97%	10/31/17	$816,372	$447,655	$412,903
Absolute Return Multi-Manager Class A(2)	2.33%	10/31/17	24,960	165,195	182,442
Absolute Return Multi-Manager Class C(2)	3.08%	10/31/17	4,503	23,788	35,830
Absolute Return Multi-Manager Class R6	1.90%	10/31/17	—	—	9,298	(4)
Long Short Multi-Manager Institutional Class	1.97%	10/31/17	—	—	258,470	(3)
Long Short Multi-Manager Class A	2.33%	10/31/17	—	—	7,760	(3)
Long Short Multi-Manager Class C	3.08%	10/31/17	—	—	4,219	(3)

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Prior to February 28, 2013, the contractual expense limitations were 2.45%, 2.81% and 3.56% for the Institutional Class, Class A and Class C shares, respectively. In addition, from January 2, 2013 to February 28, 2013, Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class, Class A and Class C shares so that their Operating Expenses were limited to 1.97%, 2.33% and 3.08%, respectively, per annum of their average daily net assets.

(3) Period from December 19, 2013 (Commencement of Operations) to April 30, 2014.

(4) Period from December 31, 2013 to April 30, 2014.

NB Alternative Investment Management LLC ("NBAIM"), as the investment adviser to the Funds, is retained by Management to provide day-to-day investment management services, including oversight of each Fund's investments and handling its day-to-day business, including the oversight of the subadvisers' investment activities, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NBAIM engage Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Loeb Arbitrage Management LP, MacKay Shields LLC, SLS Management, LLC, Sound Point Capital Management, L.P., and Visium Asset Management, LP as subadvisers of Absolute Return Multi-Manager to provide investment management services. Management and NBAIM engage Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Levin Capital Strategies, L.P. and SLS Management, LLC as subadvisers of Long Short Multi-Manager to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from each Fund.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the period ended April 30, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Absolute Return Multi-Manager Class A	$50,407	$12,139	$—	$—
Absolute Return Multi-Manager Class C	—	6,586	—	—
Long Short Multi-Manager Class A	—	69	—	—
Long Short Multi-Manager Class C	—	—	—	—

Note C—Securities Transactions:

During the period ended April 30, 2014, there were purchase and sale transactions of long-term securities (excluding swap contracts, forward foreign currency contracts and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Absolute Return Multi-Manager	$1,591,799,085	$665,577,009	$935,907,903	$433,261,890
Long Short Multi-Manager	19,029,107	10,352,163	6,352,876	4,823,343

During the period ended April 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the period ended April 30, 2014, and for the year ended October 31, 2013, was as follows:

	For the Period Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Absolute Return Multi-Manager
Institutional Class	54,997,670	238,078	(7,779,534)	47,456,214	28,662,260	17,121	(2,140,871)	26,538,510
Class A	23,536,770	100,758	(2,592,283)	21,045,245	11,706,206	898	(359,746)	11,347,358
Class C	4,923,979	16,621	(135,687)	4,804,913	1,982,903	198	(20,340)	1,962,761
Class R6	1,849,879			1,849,879
Long Short Multi-Manager
Institutional Class(1)	1,762,415	—	—	1,762,415	—	—	—	—
Class A(1)	49,299	—	(20,842)	28,457	—	—	—	—
Class C(1)	17,654	—	(686)	16,968	—	—	—	—

(1) Period from December 19, 2013 (Commencement of Operation) to April 30, 2014.

Note E—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued "Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Funds' financial statements, Management expects that the impact of the Funds' adoption will be limited to additional financial statement disclosures.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

This page has been left blank intentionally

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Absolute Return Multi-Manager Fund
Institutional Class
4/30/14 (Unaudited)	$10.86	$0.01	$0.23	$0.24	$—	$(0.07)	$—	$(0.07)	$11.03	2.24	%**	$852.9	2.61	%*	2.11	%*	2.47	%*ø	1.97	%*ø	0.22	%*	190	%**	148	%**
10/31/13	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86	9.19%		$324.3	2.89%		2.60%		2.30	%ø	2.01	%ø	(0.74%)		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00	0.00	%**	$33.2	7.86	%*‡	7.50	%*‡	2.81	%*‡	2.45	%*‡	(1.81	%)*‡	270	%**	213	%**
Class A
4/30/14 (Unaudited)	$10.82	$(0.01)	$0.23	$0.22	$—	$(0.07)	$—	$(0.07)	$10.97	2.06	%**	$357.4	2.99	%*	2.48	%*	2.83	%*ø	2.33	%*ø	(0.13	%)*	190	%**	148	%**
10/31/13	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82	8.70%		$124.7	3.27%		2.99%		2.62	%ø	2.34	%ø	(1.17%)		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99	(0.10	%)**	$1.8	8.67	%*‡	8.26	%*‡	3.22	%*‡	2.81	%*‡	(2.02	%)*‡	270	%**	213	%**
Class C
4/30/14 (Unaudited)	$10.71	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.81	1.61	%**	$73.4	3.74	%*	3.23	%*	3.59	%*ø	3.08	%*ø	(0.83	%)*	190	%**	148	%**
10/31/13	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71	8.03%		$21.3	4.01%		3.72%		3.38	%ø	3.09	%ø	(1.94%)		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95	(0.50	%)**	$0.2	13.12	%*‡	12.74	%*‡	3.94	%*‡	3.56	%*‡	(2.86	%)*‡	270	%**	213	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Class R6
Period from 12/31/2013^ to 4/30/2014	$10.99	$0.03	$0.02	$0.05	$—	$—	$—	$—	$11.04	0.45	%**	$20.4	2.58	%*	2.07	%*	2.41	%*ø	1.90	%*ø	0.89	%*	190	%**	148	%**
Long Short Multi-Manager Fund
Institutional Class
Period from 12/19/2013^ to 4/30/2014	$10.00	$(0.03)	$0.26	$0.23	$—	$—	$—	$—	$10.23	2.30	%**	$18.0	7.59	%*‡	7.03	%*‡	2.54	%*‡	1.98	%*‡	(0.89	%)*‡	164	%**	85	%**
Class A
Period from 12/19/2013^ to 4/30/2014	$10.00	$(0.03)	$0.25	$0.22	$—	$—	$—	$—	$10.22	2.20	%**	$0.3	8.96	%*‡	8.42	%*‡	2.89	%*‡	2.35	%*‡	(0.89	%)*‡	164	%**	85	%**
Class C
Period from 12/19/2013^ to 4/30/2014	$10.00	$(0.08)	$0.27	$0.19	$—	$—	$—	$—	$10.19	1.90	%**	$0.2	10.75	%*‡	10.22	%*‡	3.62	%*‡	3.09	%*‡	(2.07	%)*‡	164	%**	85	%**

See Notes to Financial Highlights

Notes to Financial Highlights (Unaudited)

@ Calculated based on the average number of shares outstanding during each fiscal period.

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

** Not annualized.

* Annualized.

^ The date investment operations commenced.

Ø After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Expenses on Securities Sold Short	Excluding Expenses on Securities Sold Short	Including Expenses on Securities Sold Short	Excluding Expenses on Securities Sold Short
	Period Ended April 30, 2014		Year Ended October 31, 2013
Absolute Return Multi-Manager Fund Institutional Class	2.47%	1.97%	2.30%	2.01%
Absolute Return Multi-Manager Fund Class A	2.83%	2.33%	2.63%	2.35%
Absolute Return Multi-Manager Fund Class C	3.59%	3.08%	3.39%	3.10%
Absolute Return Multi-Manager Fund Class R6	2.41%	1.90%	—	—

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
1599 Post Road East
Westport, CT 06880

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Levin Capital Strategies, L.P.
595 Madison Avenue, 17th Floor
New York, NY 10022

Loeb Arbitrage Management LP
125 Broad
New York, NY 10006

MacKay Shields LLC
1345 Avenue of the Americas, 43rd Floor
New York, NY 10105

SLS Management, LLC
140 West 57th Street, 7th Floor
New York, New York 10019

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

Visium Asset Management, LP
888 Seventh Avenue, 22nd Floor
New York, NY 10019

Custodian

JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements
(Neuberger Berman Long Short Multi-Manager Fund)

At meetings held on June 26-27, 2013, October 22-23, 2013, December 10-11, 2013 and March 26-27, 2014, respectively, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the management agreement with Management (the "Management Agreement"), the advisory agreement between NB Alternative Investment Management LLC ("NBAIM") and Management (the "Advisory Agreement") and the separate sub-advisory agreements among Management, NBAIM and each of the following subadvisers (each a "Subadviser"): Cramer Rosenthal McGlynn, LLC, Lazard Asset Management, LLC, Levin Capital Strategies, L.P., SLS Management, LLC and Standard Pacific Capital, LLC (each, a "Sub-Advisory Agreement" and collectively with the Management Agreement and the Advisory Agreement, the "Agreements") with respect to Neuberger Berman Long Short Multi-Manager Fund (the "Fund"). Management and NBAIM are not currently allocating assets to Standard Pacific Capital, LLC.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management, NBAIM, and each Subadviser in response to questions submitted by the Board and counsel for the Independent Fund Trustees. The Board also met with senior representatives of Management, NBAIM and each Subadviser regarding their personnel, operations and financial conditions. In this connection, it was noted that certain of the Subadvisers also serve as a subadviser for another Neuberger Berman Fund and the meetings with those Subadvisers took place at a prior Board meeting. To assist the Board in its deliberations regarding the contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus on specific areas relevant to the contract review.

The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel memoranda discussing the legal standards for their consideration of the Agreements. During the course of their deliberations regarding the contract review, the Independent Fund Trustees met with such counsel together with and separately from representatives of Management and NBAIM.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management, NBAIM and the Subadvisers; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of each Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management, NBAIM and each Subadviser, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management, NBAIM and each Subadviser who would perform services for the Fund. With respect to each Subadviser, the Board reviewed the performance for accounts managed by the Subadviser that were substantially similar in strategy to the strategy the Subadviser will use for the Fund, noting that those accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also noted that Management and NBAIM, together with the Fund, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees of the Board approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and

NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board noted the likelihood that under the multi-manager arrangement, Management and/or NBAIM would in the future have to due diligence additional subadvisers. The Board noted that NBAIM would be responsible for allocating the Fund's portfolio among the various Subadvisers and determining when and how to rebalance the allocations among the Subadvisers in the wake of disparate growth and changes in the markets and the broader economy, subject to Management's general oversight.

The Board further noted that Management and NBAIM are responsible for overseeing the Subadvisers pursuant to the Agreements and related subadviser oversight policies and procedures approved by the Board. Under these procedures, NBAIM is responsible for overseeing the investment performance of the Subadvisers and evaluating the risk and return of each Subadviser and the Fund as a whole, in addition to other significant oversight responsibilities, subject to Management's general oversight. The Board also considered that Management's responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBAIM, as each firm has been free of significant reported compliance problems. The Board also considered the experience and staffing of the portfolio management and investment research personnel of NBAIM. The Board also considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of each Subadviser. In addition, the Board considered the scope and depth of the compliance programs of Management, NBAIM and each Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Management, NBAIM or any Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Subadvisers and noted that Management and NBAIM monitored the quality of the execution services provided by each Subadviser. The Board also reviewed whether the Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Subadviser, and the types of benefits potentially derived from such services by the Subadviser, the Fund and other clients of the Subadviser.

The Board also noted the performance, over various periods, of another account that was managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure proposed for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management and NBAIM or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee proposed to be paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. Management indicated that similar comparative information was not available with respect to the amount paid to NBAIM or to each Subadviser.

The Board did, however, consider the proposed allocation of duties and responsibilities among Management, NBAIM, and the Subadvisers and, in light of that, the amount of fees proposed to be retained by each. The Board noted, however, that Management, and not the Fund, would pay the fee to NBAIM and the Subadvisers and therefore the fees charged by the Subadvisers will not change the overall expenses of the Fund. In this connection, the Board considered whether there are other business arrangements between Management or NBAIM and any Subadviser that could give rise to potential conflicts in the selection of subadvisers.

The Board also considered an estimate of the costs of the services to be provided and estimated profits or losses that would be realized by each Subadviser, as well as the fees each Subadviser charges for similar products. The Board also considered fees charged to other funds or accounts managed by NBAIM that use some of the same strategies proposed to be used by the Fund. The Board considered whether the Fund's proposed fee structure provides for a reduction of payments resulting from the use of breakpoints. It also considered whether any of the Sub-Advisory Agreements will provide for breakpoints in the fees and, as a general matter, the way in which such breakpoints should factor into the fees paid by the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management, NBAIM and each Subadviser by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBAIM, and each Subadviser could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management, NBAIM and each Subadviser by virtue of their relationship to the Fund were reasonable in light of the expected costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

This page has been left blank intentionally

Investment manager: Neuberger Berman Management LLC

Investment adviser: NB Alternative Investment Management LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0087 06/14

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Flexible Select Fund

Global Allocation Fund

Inflation Navigator Fund
(Formerly Dynamic Real Return Fund)

Long Short Fund

Semi-Annual Report

April 30, 2014

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Flexible Select Fund	2
Global Allocation Fund	4
Inflation Navigator Fund (Formerly Dynamic Real Return Fund)	6
Long Short Fund	8
FUND EXPENSE INFORMATION	13
SCHEDULE OF INVESTMENTS/TOP TEN HOLDINGS
Flexible Select Fund	15
Global Allocation Fund	20
Positions by Industry	22
Inflation Navigator Fund (Formerly Dynamic Real Return Fund)	24
Long Short Fund	28
FINANCIAL STATEMENTS	38
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Flexible Select Fund	69
Global Allocation Fund	69
Inflation Navigator Fund (Formerly Dynamic Real Return Fund)	71
Long Short Fund	71
Directory	76
Proxy Voting Policies and Procedures	77
Quarterly Portfolio Schedule	77

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Alternative and Multi-Asset Class Funds: Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Fund, Neuberger Berman Flexible Select Fund and Neuberger Berman Inflation Navigator Fund (formerly Neuberger Berman Dynamic Real Return Fund).

The global financial markets, despite periods of volatility, largely produced positive results during the reporting period. Investor sentiment was challenged at times given signs of decelerating growth, changing central bank monetary policy and several geopolitical issues. Still, periodic flights to quality were generally short lived and investors who assumed greater risk were often rewarded with higher returns. Among risk assets, developed market equities were highly resilient and reached several new all-time highs during the period. After a challenging start, the fixed income market reversed course and posted a modest gain. In particular, high yield corporate bonds generated strong results.

Looking ahead, with the harsh winter behind us we believe the pace of the U.S. economic expansion could improve. Still, growth may likely be far from robust and inflation should be generally kept at bay. Overseas, we think that Europe's economic recovery is gaining ground and growth prospects are more balanced across the European Union. Elsewhere, China is undergoing structural reforms aimed at transforming it from an export and investment driven economy to a more balanced one. If these efforts are successful, we believe this could benefit both China and the rest of the world in the long run. Should economic and geopolitical uncertainties lead to continued periods of heightened volatility, we think this could lead to mispriced securities and attractive opportunities for long-term investors.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Flexible Select Fund Commentary

Neuberger Berman Flexible Select Fund Institutional Class generated a 5.77% total return for the six months ended April 30, 2014, but underperformed its benchmark, the Russell 3000® Index, which provided a 7.83% return. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks to provide long-term capital appreciation with lower volatility than the broader equity market, with a focus on mitigating downside risk. To pursue this objective, the Fund combines the core securities selected by a diversified group of experienced Neuberger Berman portfolio managers, who have the flexibility to use an all-cap, all style equity approach in addition to the incidental use of cash and bonds in an attempt to decrease risk. As of April 30, 2014, the allocation was 86.7% equity, 6.8% fixed income and 6.5% cash and cash equivalents.

A broad range of macroeconomic indicators over the last six months have pointed to a continued recovery in the U.S. GDP growth at the end of 2013 was driven by strengthening consumer spending, business investment and exports. The trade deficit is shrinking as manufacturing is coming back on shore. The U.S. GDP dropped by 1% in the first quarter of 2014, with the harsh winter weather partly to blame. The U.S. Federal Reserve (Fed) started tapering earlier this year, implementing a series of cuts in the amount of bond purchases to a current $45 billion per month. Equity markets have been choppy so far in 2014, reflecting in part investor concerns about the timing of Fed tightening.

In the equity portion of the portfolio, industry sector allocation had a positive contribution to relative performance during the six-month period. The largest impacts came from underweights to Telecommunication Services and Financials and an overweight to Industrials. The largest positive security selection contribution came from Industrials; the largest negative security selection contribution came from Consumer Discretionary.

From a sector perspective, Industrials has become the portfolio's largest overweight, overtaking Energy as the portfolio managers increased their exposure to the macroeconomic recovery. The managers also believe in the re-industrialization of the U.S. and are constructive on the transportation theme. They continue to overweight Energy with an emphasis on exploration and production oil companies as well as unconventional drilling technology in natural gas. The portfolio managers are optimistic about the U.S.'s prospects for energy independence in light of the new technologies. The portfolio also continues to be overweighted in Materials, Health Care and Utilities.

The portfolio's largest underweight continues to be Financials, a sector the portfolio managers see as under-earning and over-regulated. Within the sector, they continue to be negative on banks and diversified financial companies. They are overweighted in specialty real estate investment trusts (REITs) but underweighted in residential REITs. The portfolio continues to be underweighted in Information Technology. The portfolio has increased its underweight to the Consumer sectors as these sectors have experienced significant expansion of the multiples last year and many portfolio managers believe that the steady but slow growth in the Consumer Staples sector is priced more expensively than they would prefer to pay.

We are optimistic on the longer-term prospects for equities and believe cyclical sectors may take the lead in a strengthening economic environment. While equity valuations are higher than five years ago, we find that underlying corporate fundamentals remain attractive and the macroeconomic and geopolitical backdrops, albeit tense at times, tend to find a way forward. While we anticipate tapering will continue, we believe the Fed will maintain its accommodative stance of low rates well into 2015.

Sincerely,

JOSEPH V. AMATO
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

2

Flexible Select Fund

TICKER SYMBOLS

Institutional Class	NFLIX
Class A	NFLAX
Class C	NFLCX

SECTOR ALLOCATION

(as a % of Total Investments)

Consumer Discretionary	10.0%
Consumer Staples	6.5
Energy	11.1
Financials	11.5
Health Care	12.3
Industrials	13.9
Information Technology	14.1
Materials	4.1
Telecommunication Services	0.7
Utilities	3.0
Other	6.5
Short-Term Investments	6.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended 04/30/2014	Cumulative Total Return Ended 04/30/2014 Life of Fund
At NAV
Institutional Class	05/31/2013	5.77%	14.23%
Class A	05/31/2013	5.59%	13.83%
Class C	05/31/2013	5.23%	13.12%
With Sales Charge
Class A		-0.50%	7.29%
Class C		4.23%	12.12%
Index
Russell 3000® Index[1,2]		7.83%	16.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.75%, 4.85% and 6.46% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21% and 1.96% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Global Allocation Fund Commentary

Neuberger Berman Global Allocation Fund1 Institutional Class generated a 4.19% total return for the six months ended April 30, 2014 and outperformed its custom benchmark, a 50/50 combination of the MSCI World Index and the J.P. Morgan Global Government Bond Index, which provided a 4.17% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While there was no shortage of issues weighing on investors' minds, the global financial markets generated positive results during the reporting period. The markets experienced periods of volatility given mixed global economic data, changing central bank monetary policy and a host of geopolitical concerns. Regardless of these factors, developed market global equities posted positive returns, particularly in late 2013, amid overall robust demand. Global government bonds were boosted in January 2014 due to a surprising decline in interest rates, which resulted in positive performance for these assets over the reporting period as a whole. Elsewhere, the currency markets fluctuated, partially due to central bank monetary policy and changing investor sentiment.

Equity security selection contributed to the Fund's performance during the reporting period. Adding the most value were the Fund's holdings in the Materials, Consumer Staples and Industrials sectors. Conversely, securities within the Financials sector detracted from performance. On a regional basis, security selection added value almost across the board, particularly in the UK and the U.S. Asia ex-Japan was the only region to detract from performance from a security selection perspective.

Overall, our asset allocation strategy slightly detracted from results during the period. Equity positioning added value, while fixed income and currency positioning was challenged. From an equity perspective, an overweight to the U.S. was the most beneficial for performance, followed by our mostly overweight positioning in Australia. Some of these gains were offset by tactical positions in Hong Kong and a generally bearish view on emerging markets, particularly in March when the region experienced a sharp rally. Within the fixed income market, the positive impact from an overweight to the U.S. was offset by positioning in other markets, particularly a mostly bearish view on German bonds. Finally, looking at the Fund's currency exposures, a negative view on the Japanese yen was additive for results, whereas our positioning in the Canadian dollar was a drag on performance. The Fund's macro positioning in fixed income securities was implemented primarily through derivatives, such as futures contracts on government bonds and derivatives on broad-based fixed income indices. The Fund's positioning in equity markets and its currency exposure were obtained through the use of derivatives such as futures, swaps and forwards. The Fund's use of derivatives contributed modestly to performance.

Looking ahead, despite the recent pause in economic growth in the U.S., we anticipate seeing improvement as the year progresses. We are also seeing some signs of optimism in Europe. Elsewhere, while China's economy has decelerated, we believe structural reforms being implemented have the potential to lead to more sustained growth over the long term. We maintain a positive outlook for equities, although we believe volatility could be elevated at times given macro and geopolitical uncertainties. In our opinion, the fixed income asset class appears to be slightly less attractive on a relative basis.

Sincerely,

WAI LEE, ALEXANDRE DA SILVA, PING ZHOU, JOSEPH V. AMATO AND BRADLEY TANK
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1 Much of the Fund's investment exposure is accomplished through the use of derivatives, including total return swaps, futures and forwards, which may not require the Fund to deposit the full notional amount of its investments with counterparties. The Fund's resulting cash balances are invested in money market mutual funds.

4

Global Allocation Fund

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

		Six Month	Average Annual Total Return Ended 04/30/2014
	Inception Date	Period Ended 04/30/2014	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	4.19%	7.99%	9.34%
Class A	12/29/2010	3.94%	7.56%	8.94%
Class C	12/29/2010	3.61%	6.78%	8.14%
With Sales Charge
Class A		-2.07%	1.39%	7.02%
Class C		2.65%	5.80%	8.14%
Index
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index[1,2]		4.17%	9.00%	7.41%
MSCI World Index[1,2]		6.61%	17.23%	11.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 3.24%, 3.60% and 4.37% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.48%, 1.85% and 2.59% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

5

Inflation Navigator Fund Commentary*

Neuberger Berman Inflation Navigator Fund (formerly Neuberger Berman Dynamic Real Return Fund) Institutional Class generated a 5.63% total return for the six months ended April 30, 2014. During this same time period, the Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities Index provided a 0.22% return while the U.S. Consumer Price Index was 1.51%.1 (Performance for all share classes is provided in the table immediately following this letter.)

While there was no shortage of issues weighing on investors' minds, the global financial markets generated positive results during the reporting period. The markets experienced periods of volatility given mixed global economic data, changing central bank monetary policy and a host of geopolitical concerns. Regardless of these factors, developed global equities posted strong returns amid overall robust demand. Despite generally rising interest rates, global fixed income securities largely moved higher during the reporting period.

The Fund benefited from its diversified investment approach, which helped it to outperform its benchmark. Among the sectors in which the Fund invests, its allocation to equities within the Materials sector added the most value, as did investments in commodities, real estate investment trusts (REITs) and master limited partnerships (MLPs). On the downside, the Fund's allocation to emerging market equities detracted from results. In addition, the Fund's dynamic overlay (flexible use of strategies in an attempt to capitalize on short-term changes in inflation expectations) was a modest drag on results during the reporting period. The Fund's use of financial futures contracts during the period also detracted from performance.

While economic data in the U.S. was often disappointing in recent months, we believe this was at least partially due to adverse weather conditions. As the year progresses, we anticipate seeing improving economic data and a modest uptick in inflation. For the year as a whole, we anticipate modest U.S. GDP growth and inflation to remain mild through the end of the year. Outside the U.S., we believe we will see modest growth in Europe, whereas there are near-term uncertainties about growth in Japan given its April 1 sales tax increase from 5% to 8%. Elsewhere, growth in China has decelerated.

We continue to believe that the Fund is well positioned as we maintain a diversified portfolio of inflation-sensitive asset classes. With its dynamic overlay, we believe the Fund has the potential to provide attractive real returns in a variety of inflationary environments.

Sincerely,

THANOS BARDAS, ANDREW JOHNSON AND THOMAS J. MARTHALER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

* Effective June 2, 2014, Neuberger Berman Dynamic Real Return Fund changed its name to Neuberger Berman Inflation Navigator Fund.

1 Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is one of the most frequently used statistics for identifying periods of inflation or deflation. The CPI is available monthly, so the value shown is from October 31, 2013 to April 30, 2014 and is not seasonally adjusted.

6

Inflation Navigator Fund

TICKER SYMBOLS

Institutional Class	NDRIX
Class A	NDRAX
Class C	NDRCX

PORTFOLIO BY TYPE OF

INVESTMENT STRATEGY

(as a % of Total Investment Strategies)

Commodities	11.5%
Emerging Markets	8.7
Global Treasury Inflation Protected Securities	21.8
High Yield Securities	5.3
Loans	5.7
Master Limited Partnerships	11.3
Real Estate Investment Trusts	13.0
S&P Energy	11.3
S&P Materials	11.4
Total	100.0%

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

Common Stocks	46.3%
Government Securities	13.5
U.S. Treasury Securities	8.4
Mutual Funds	30.5
Exchange Traded Funds	0.2
Short-Term Investments	1.2
Liabilities, less cash, receivables and other assets	(0.1)
Total	100.0%

PERFORMANCE HIGHLIGHTS4

		Six Month	Average Annual Total Return Ended 04/30/2014
	Inception Date	Period Ended 04/30/2014	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2012	5.63%	5.22%	6.98%
Class A	12/19/2012	5.49%	4.88%	6.65%
Class C	12/19/2012	5.09%	4.08%	5.82%
With Sales Charge
Class A		-0.56%	-1.19%	2.12%
Class C		4.09%	3.08%	5.82%
Index
Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index[1,2]		0.22%	-4.02%	-2.63%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 3.20%, 5.45% and 6.20% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 1.31% and 2.06% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

7

Long Short Fund Commentary

Neuberger Berman Long Short Fund Institutional Class generated a 2.09% total return for the six months ended April 30, 2014 but underperformed its primary benchmark, the S&P 500® Index, which provided an 8.36% return for the period. However, the Fund outperformed the HFRX Equity Hedge Index, which returned 2.02% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While there was no shortage of issues weighing on investors' minds, the global financial markets generated positive results during the reporting period. The markets experienced periods of volatility given mixed global economic data, shifting monetary policy and a host of geopolitical concerns. The fixed income markets experienced similar volatility with rates rising in the first half of the period before declining in the latter half. Despite these factors, developed global equities posted solid returns amid an improving earnings backdrop and a robust M&A environment, among other factors.

We had a positive outlook on risk assets such as equities and high yield bonds throughout the reporting period. This was reflected in the Fund's beta-adjusted net long exposure2, which began the period at approximately 40% net long, then moved to a high of about 55%, before closing the period at roughly 50%. The long side of the portfolio also expressed a positive outlook, with our equity holdings being most exposed to cyclical industries, including those within the Consumer Discretionary and Industrials sectors.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth investments demonstrate what we believe are attractive industry fundamentals, strong competitive positions, growing revenues and attractive re-investment opportunities. Total Return investments demonstrate what we believe are sustainable and/or growing streams of income that are underpinned by asset value and which can result in growing cash returns to shareholders. The Total Return category includes our fixed income holdings, which consisted mainly of high yield securities during the reporting period. Opportunistic investments are those where we find what we believe are identifiable catalysts. This may include companies with management changes, company reorganizations, merger and acquisition activity and other market dislocations that have the potential to unlock intrinsic value.1

During the reporting period we pared our allocation to Total Return in favor of Capital Growth. We found more compelling opportunities in Capital Growth relative to Total Return, as the prospect of higher interest rates could adversely impact longer duration assets and cash flows.

The portfolio's short exposure includes "Fundamental" shorts and "Market" shorts. During the reporting period, our Market shorts consisted primarily of exchange traded funds and short futures positions on the S&P 500 Index and U.S. Treasuries. Our mix between Fundamental shorts and Market shorts remained fairly consistent over the reporting period. The Fund's use of derivatives, such as financial futures contracts and options, during the period detracted from results.

Looking ahead, we maintain our positive outlook on risk assets. Despite the recent pause in economic growth in the U.S., we anticipate seeing improvement as the year progresses. In addition, the U.S. Federal Reserve remains highly accommodative, we believe corporate earnings have the potential to move higher and valuations do not appear stretched. Furthermore, in our view, heightened M&A activity is a rational response to increased CEO confidence and the growing desire to use healthy cash balances to build scale and create shareholder wealth by owning more of the businesses they understand. Some of the risks to our outlook include the challenges of unwinding massive global liquidity, slowing emerging markets, or the next unknown financial or geopolitical surprise. While there could be ongoing periods of heightened market volatility, we believe a flexible, long-biased, equity-biased approach is warranted.

8

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1 Intrinsic value reflects the portfolio manager's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic value.

2 Beta-adjusted exposure is computed as a weighted average market exposure of the securities in the portfolio. Beta risk (systematic or market) measures the risk of a particular investment relative to the market as a whole (the "market" can be any index or investment).

9

Long Short Fund

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)

	Long	Short
Common Stocks	75.4%	(7.5)%
Corporate Debt Securities	16.6	—
Exchange Traded Funds	—	(8.8)
Short-Term Investments	24.3	—
Total	116.3%	(16.3)%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 04/30/2014
	Inception Date	Period Ended 04/30/2014	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	2.09%	7.70%	11.30%
Class A	12/29/2011	1.88%	7.33%	10.91%
Class C	12/29/2011	1.58%	6.62%	10.12%
With Sales Charge
Class A		-4.00%	1.15%	8.14%
Class C		0.58%	5.62%	10.12%
Index
S&P 500® Index[1,2]		8.36%	20.44%	21.76%
HFRX Equity Hedge Index[1,2]		2.02%	4.91%	6.76%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.77%, 2.11% and 2.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

10

Endnotes

1 Please see "Glossary of Indices" on page 12 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index takes into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3 During the period from December 29, 2010 through April 30, 2011, the Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4 Effective June 2, 2014, Neuberger Berman Dynamic Real Return Fund changed its name to Neuberger Berman Inflation Navigator Fund.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

11

Glossary of Indices

MSCI World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:

The blended index is composed of 50% MSCI World Index (described above) and 50% J.P. Morgan Global Government Bond Index, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index tracks the performance of local currency denominated bonds issued by developed market governments. The index consists of issues from the following 13 developed international bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index:

The index is the 1-10 year component of the Barclays U.S. TIPS Index (Series-L). The Barclays U.S. TIPS Index (Series-L) tracks the performance of inflation-protection securities issued by the U.S. Treasury.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

Russell 3000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization. The index is rebalanced annually in June.

12

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2014 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

13

Expense Information as of 4/30/14 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During the Period(1) 11/1/13 - 4/30/14	Expense Ratio	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During the Period(1) 11/1/13 - 4/30/14	Expense Ratio
Flexible Select Fund
Institutional Class	$1,000.00	$1,057.70	$4.23	0.83%	$1,000.00	$1,020.68	$4.16	0.83%
Class A	$1,000.00	$1,055.90	$6.07	1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Class C	$1,000.00	$1,052.30	$9.87	1.94%	$1,000.00	$1,015.17	$9.69	1.94%
Global Allocation Fund
Institutional Class	$1,000.00	$1,041.90	$7.39	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class A	$1,000.00	$1,039.40	$9.15	1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class C	$1,000.00	$1,036.10	$12.97	2.57%	$1,000.00	$1,012.05	$12.82	2.57%
Inflation Navigator Fund(2)
Institutional Class	$1,000.00	$1,056.30	$3.47	0.68%	$1,000.00	$1,021.42	$3.41	0.68%
Class A	$1,000.00	$1,054.90	$5.30	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Class C	$1,000.00	$1,050.90	$9.10	1.79%	$1,000.00	$1,015.92	$8.95	1.79%
Long Short Fund
Institutional Class	$1,000.00	$1,020.90	$8.67	1.73%	$1,000.00	$1,016.22	$8.65	1.73%
Class A	$1,000.00	$1,018.80	$10.46	2.09%	$1,000.00	$1,014.43	$10.44	2.09%
Class C	$1,000.00	$1,015.80	$14.24	2.85%	$1,000.00	$1,010.66	$14.21	2.85%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Effective June 2, 2014. Formerly, Dynamic Real Return Fund through June 1, 2014.

(3) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

14

Schedule of Investments Flexible Select Fund (Unaudited)

TOP TEN HOLDINGS

1	Neuberger Berman Core Bond Fund Institutional Class	6.5%
2	Schlumberger Ltd.	1.5%
3	Microsoft Corp.	1.5%
4	Johnson & Johnson	1.4%
5	Boeing Co.	1.4%
6	Apple, Inc.	1.4%
7	JPMorgan Chase & Co.	1.4%
8	Range Resources Corp.	1.4%
9	Bristol-Myers Squibb Co.	1.3%
10	Pfizer, Inc.	1.3%
	Number of Shares	Value†
Common Stocks (86.7%)
Aerospace & Defense (3.1%)
Boeing Co.	10,103	$1,303,489
General Dynamics Corp.	4,900	536,305
Honeywell International, Inc.	6,022	559,444
Lockheed Martin Corp.	60	9,848
Precision Castparts Corp.	702	177,669
Raytheon Co.	740	70,655
Textron, Inc.	1,504	61,514
United Technologies Corp.	1,093	129,335
		2,848,259
Air Freight & Logistics (0.7%)
FedEx Corp.	1,145	156,006
United Parcel Service, Inc. Class B	5,454	537,219
		693,225
Airlines (0.8%)
American Airlines Group, Inc.	4,269	149,714	*
Delta Air Lines, Inc.	12,497	460,264
United Continental Holdings, Inc.	3,096	126,534	*
		736,512
Auto Components (0.3%)
BorgWarner, Inc.	3,023	187,849
Delphi Automotive PLC	1,546	103,335
		291,184
Automobiles (0.4%)
General Motors Co.	10,535	363,247
	Number of Shares	Value†
Banks (3.2%)
BankUnited, Inc.	1,650	$54,433
CIT Group, Inc.	1,874	80,676
Itau Unibanco Holding SA ADR, Preference Shares	12,070	197,465
JPMorgan Chase & Co.	22,584	1,264,252
M&T Bank Corp.	1,265	154,343
PNC Financial Services Group, Inc.	567	47,651
SVB Financial Group	3,104	331,166	*
U.S. Bancorp	7,851	320,164
Wells Fargo & Co.	9,768	484,883
		2,935,033
Beverages (1.3%)
Anheuser-Busch InBev NV ADR	2,512	265,820
Beam, Inc.	657	54,840
Coca-Cola Co.	10,393	423,931
Dr Pepper Snapple Group, Inc.	2,979	165,096
PepsiCo, Inc.	3,233	277,682
		1,187,369
Biotechnology (1.1%)
Amgen, Inc.	3,320	371,010
Celgene Corp.	1,213	178,323	*
Regeneron Pharmaceuticals, Inc.	1,451	430,788	*
Vertex Pharmaceuticals, Inc.	360	24,372	*
		1,004,493
Capital Markets (0.9%)
BlackRock, Inc.	881	265,181
Franklin Resources, Inc.	2,343	122,656
	Number of Shares	Value†
Goldman Sachs Group, Inc.	1,817	$290,393
Golub Capital BDC, Inc.	1,208	20,198
Invesco Ltd.	2,034	71,617
T. Rowe Price Group, Inc.	1,117	91,739
		861,784
Chemicals (2.7%)
Ashland, Inc.	2,179	210,491
Dow Chemical Co.	3,106	154,989
E.I. du Pont de Nemours & Co.	2,071	139,420
Eastman Chemical Co.	841	73,310
Ecolab, Inc.	2,151	225,081
International Flavors & Fragrances, Inc.	875	86,205
LyondellBasell Industries NV Class A	420	38,850
Minerals Technologies, Inc.	2,972	176,804
Monsanto Co.	2,280	252,396
Mosaic Co.	2,525	126,351
Praxair, Inc.	1,472	192,170
Scotts Miracle-Gro Co. Class A	1,174	71,860
Sensient Technologies Corp.	3,756	203,012
Sigma-Aldrich Corp.	2,406	231,481
WR Grace & Co.	3,407	313,785	*
		2,496,205
Commercial Services & Supplies (1.7%)
ADT Corp.	8,161	246,789
Covanta Holding Corp.	11,048	203,835
Healthcare Services Group, Inc.	5,402	157,198

See Notes to Schedule of Investments

15

	Number of Shares	Value†
Pitney Bowes, Inc.	17,116	$458,709
Stericycle, Inc.	1,893	220,421	*
Tetra Tech, Inc.	4,783	137,129	*
Tyco International Ltd.	4,274	174,806
		1,598,887
Communications Equipment (0.4%)
Arris Group, Inc.	2,284	59,589	*
Cisco Systems, Inc.	12,744	294,514
		354,103
Construction & Engineering (0.2%)
Chicago Bridge & Iron Co. NV	971	77,748
Quanta Services, Inc.	2,620	92,434	*
		170,182
Consumer Finance (0.9%)
American Express Co.	9,161	800,946
Discover Financial Services	63	3,522
		804,468
Containers & Packaging (0.6%)
Packaging Corp. of America	1,456	97,013
Sealed Air Corp.	13,357	458,279
		555,292
Diversified Financial Services (2.2%)
Berkshire Hathaway, Inc. Class B	5,469	704,681	*
CME Group, Inc.	8,156	574,101
Intercontinental Exchange Group, Inc.	445	90,976
McGraw-Hill Financial, Inc.	13	961
Moody's Corp.	5,866	460,481
MSCI, Inc.	5,265	213,443	*
		2,044,643
Diversified Telecommunication Services (0.6%)
BCE, Inc.	3,823	170,276
tw telecom, Inc.	1,995	61,227	*
Verizon Communications, Inc.	5,949	277,997
		509,500
	Number of Shares	Value†
Electric Utilities (1.5%)
ALLETE, Inc.	2,566	$132,816
El Paso Electric Co.	378	14,296
Great Plains Energy, Inc.	11,090	297,545
ITC Holdings Corp.	7,666	283,412
NextEra Energy, Inc.	3,672	366,649
Northeast Utilities	3,221	152,225
NRG Yield, Inc. Class A	1,149	49,223
OGE Energy Corp.	1,718	64,133
Pinnacle West Capital Corp.	1,079	60,370
		1,420,669
Electrical Equipment (0.5%)
ABB Ltd. ADR	3,966	94,867	*
Eaton Corp. PLC	2,948	214,143
Generac Holdings, Inc.	1,309	77,074
Rockwell Automation, Inc.	718	85,571
		471,655
Electronic Equipment, Instruments & Components (0.8%)
Amphenol Corp. Class A	3,622	345,358
Corning, Inc.	16,695	349,093
Universal Display Corp.	1,608	41,888	*
		736,339
Energy Equipment & Services (2.1%)
Dresser-Rand Group, Inc.	1,439	86,973	*
Ensco PLC Class A	759	38,292
FMC Technologies, Inc.	2,132	120,884	*
McDermott International, Inc.	37,793	273,243	*
National Oilwell Varco, Inc.	7	550
Schlumberger Ltd.	14,051	1,426,879
		1,946,821
Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	5,807	671,754
	Number of Shares	Value†
CVS Caremark Corp.	2,976	$216,415
Walgreen Co.	3,258	221,218
Whole Foods Market, Inc.	2,576	128,027
		1,237,414
Food Products (2.1%)
Bunge Ltd.	1,917	152,689
ConAgra Foods, Inc.	5,608	171,100
Hershey Co.	20	1,925
Kraft Foods Group, Inc.	7,467	424,574
McCormick & Co., Inc.	668	47,562
Mead Johnson Nutrition Co.	1,624	143,334
Mondelez International, Inc. Class A	8,596	306,447
Nestle SA ADR	2,035	157,061
Unilever NV	4,308	184,468
WhiteWave Foods Co. Class A	13,062	361,687	*
		1,950,847
Gas Utilities (0.1%)
National Fuel Gas Co.	1,293	95,217
Health Care Equipment & Supplies (2.3%)
Abbott Laboratories	2,739	106,109
Becton, Dickinson & Co.	673	76,069
C.R. Bard, Inc.	3,049	418,719
Cooper Cos., Inc.	1,560	205,780
Covidien PLC	4,356	310,365
Hill-Rom Holdings, Inc.	2,185	81,632
IDEXX Laboratories, Inc.	2,726	344,675	*
Medtronic, Inc.	4,364	256,691
Sirona Dental Systems, Inc.	3,938	296,216	*
Zimmer Holdings, Inc.	688	66,598
		2,162,854
Health Care Providers & Services (2.2%)
Aetna, Inc.	1,732	123,751
Cardinal Health, Inc.	2,197	152,713

See Notes to Schedule of Investments

16

	Number of Shares	Value†
DaVita HealthCare Partners, Inc.	2,617	$181,358	*
Express Scripts Holding Co.	8,767	583,707	*
HCA Holdings, Inc.	2,975	154,700	*
Henry Schein, Inc.	1,708	195,105	*
Laboratory Corporation of America Holdings	1,337	131,962	*
McKesson Corp.	1,277	216,056
VCA Antech, Inc.	4,821	147,667	*
WellPoint, Inc.	1,228	123,635
		2,010,654
Health Care Technology (0.1%)
IMS Health Holdings, Inc.	4,094	97,192	*
Hotels, Restaurants & Leisure (1.7%)
Arcos Dorados Holdings, Inc. Class A	10,368	94,452
Dunkin' Brands Group, Inc.	5,436	247,392
Hyatt Hotels Corp. Class A	2,442	137,436	*
Las Vegas Sands Corp.	1,559	123,364
McDonald's Corp.	4,855	492,200
SeaWorld Entertainment, Inc.	6,821	205,039
Starbucks Corp.	1,902	134,319
Wendy's Co.	13,215	109,817
		1,544,019
Household Durables (0.9%)
Jarden Corp.	2,025	115,729	*
Lennar Corp. Class A	7,179	277,038
Newell Rubbermaid, Inc.	8,111	244,222
Toll Brothers, Inc.	2,952	101,076	*
Tupperware Brands Corp.	618	52,474
		790,539
Household Products (1.2%)
Church & Dwight Co., Inc.	2,533	174,802
Kimberly-Clark Corp.	443	49,727
Procter & Gamble Co.	11,231	927,119
		1,151,648
	Number of Shares	Value†
Independent Power and Renewable Electricity Producers (0.5%)
AES Corp.	7,407	$107,031
Calpine Corp.	13,739	315,035	*
		422,066
Industrial Conglomerates (1.5%)
3M Co.	3,953	549,823
Danaher Corp.	5,737	420,981
General Electric Co.	10,122	272,180
Koninklijke Philips NV	3,010	96,200
Roper Industries, Inc.	619	86,010
		1,425,194
Insurance (2.0%)
Allstate Corp.	2,818	160,485
American International Group, Inc.	1,795	95,368
Aon PLC	5,108	433,567
Assurant, Inc.	647	43,614
Lincoln National Corp.	3,870	187,734
Marsh & McLennan Cos., Inc.	3,306	163,019
MetLife, Inc.	3,848	201,443
Progressive Corp.	5,966	144,676
Reinsurance Group of America, Inc.	1,658	127,185
Travelers Cos., Inc.	2,842	257,428
Unum Group	2,439	81,024
		1,895,543
Internet & Catalog Retail (0.3%)
Amazon.com, Inc.	995	302,609	*
Internet Software & Services (2.0%)
eBay, Inc.	21,165	1,096,982	*
Google, Inc. Class A	772	412,927	*
Google, Inc. Class C	634	333,903	*
		1,843,812
IT Services (3.7%)
Accenture PLC Class A	949	76,129
Amdocs Ltd.	7,239	336,830
Automatic Data Processing, Inc.	1,955	152,412
Computer Sciences Corp.	860	50,895
Fiserv, Inc.	1,715	104,238	*
Genpact Ltd.	7,288	122,876	*
IBM Corp.	5,926	1,164,281
MasterCard, Inc. Class A	2,165	159,236
	Number of Shares	Value†
NeuStar, Inc. Class A	8,368	$215,225	*
Teradata Corp.	1,143	51,961	*
VeriFone Systems, Inc.	6,953	232,508	*
Visa, Inc. Class A	1,456	295,000
WEX, Inc.	4,615	442,901	*
		3,404,492
Leisure Products (0.3%)
Mattel, Inc.	2,791	109,449
Polaris Industries, Inc.	1,019	136,882
		246,331
Life Sciences Tools & Services (0.1%)
Charles River Laboratories International, Inc.	1,249	67,096	*
Thermo Fisher Scientific, Inc.	325	37,050
		104,146
Machinery (1.8%)
Deere & Co.	5,802	541,559
Dover Corp.	1,250	108,000
Ingersoll-Rand PLC	1,428	85,394
Joy Global, Inc.	2,886	174,257
Lincoln Electric Holdings, Inc.	1,477	98,678
Mueller Industries, Inc.	2,780	80,453
Nordson Corp.	850	63,198
Parker Hannifin Corp.	1,131	143,501
Pentair Ltd.	2,235	166,038
Stanley Black & Decker, Inc.	1,183	101,608
Valmont Industries, Inc.	375	55,841
		1,618,527
Media (3.7%)
CBS Outdoor Americas, Inc.	4,407	129,125	*
Comcast Corp. Class A	5,438	281,471
Comcast Corp. Class A Special	4,932	251,680
Cumulus Media, Inc. Class A	31,148	199,659	*
Discovery Communications, Inc. Class C	1,158	81,210	*
Lions Gate Entertainment Corp.	1,775	47,091
News Corp. Class A	9,171	156,090	*

See Notes to Schedule of Investments

17

	Number of Shares	Value†
Omnicom Group, Inc.	1,994	$134,954
Pearson PLC	9,615	180,035
Pearson PLC ADR	10,870	204,030
Regal Entertainment Group Class A	3,561	66,947
Scripps Networks Interactive, Inc. Class A	870	65,311
Thomson Reuters Corp.	1,335	48,300
Time Warner, Inc.	2,311	153,589
Tribune Co.	1,978	153,789	*
Twenty-First Century Fox, Inc. Class A	6,953	222,635
Viacom, Inc. Class B	5,068	430,679
Walt Disney Co.	7,196	570,931
		3,377,526
Metals & Mining (0.7%)
Allegheny Technologies, Inc.	1,999	82,359
Carpenter Technology Corp.	4,024	252,707
Dominion Diamond Corp.	6,503	81,873	*
Goldcorp, Inc.	6,322	156,280
Nucor Corp.	1,825	94,443
		667,662
Multi-Utilities (0.7%)
Alliant Energy Corp.	2,256	131,931
Ameren Corp.	5,950	245,794
CenterPoint Energy, Inc.	6,937	171,760
Wisconsin Energy Corp.	2,347	113,783
		663,268
Multiline Retail (0.3%)
Kohl's Corp.	1,724	94,458
Macy's, Inc.	2,466	141,623
Nordstrom, Inc.	1,150	70,472
Target Corp.	15	926
		307,479
Oil, Gas & Consumable Fuels (9.0%)
Anadarko Petroleum Corp.	5,875	581,742
Antero Resources Corp.	6,568	431,321	*
Apache Corp.	597	51,820
	Number of Shares	Value†
Athlon Energy, Inc.	1,909	$77,143	*
Cabot Oil & Gas Corp.	18,333	720,120
Canadian Natural Resources Ltd.	217	8,875
Cenovus Energy, Inc.	9,476	282,100
Cheniere Energy, Inc.	617	34,830	*
Chevron Corp.	704	88,366
ConocoPhillips	2,511	186,592
Continental Resources, Inc.	502	69,537	*
Denbury Resources, Inc.	3,731	62,755
Devon Energy Corp.	1,245	87,150
Enbridge, Inc.	4,534	218,947
EOG Resources, Inc.	9,688	949,424
Exxon Mobil Corp.	4,317	442,104
GasLog Ltd.	497	13,310
Noble Energy, Inc.	2,184	156,767
Occidental Petroleum Corp.	10,492	1,004,609
Pioneer Natural Resources Co.	2,854	551,593
QEP Resources, Inc.	3,488	107,047
Range Resources Corp.	13,859	1,253,547
Royal Dutch Shell PLC ADR	2,298	180,944
Southwestern Energy Co.	1,086	51,998	*
Targa Resources Corp.	1,183	127,752
Teekay Corp.	5,763	323,362
Veresen, Inc.	5,809	85,912
Whiting Petroleum Corp.	1,900	140,068	*
		8,289,735
Paper & Forest Products (0.1%)
International Paper Co.	2,148	100,204
Personal Products (0.4%)
Estee Lauder Cos., Inc. Class A	4,729	343,184
Pharmaceuticals (6.5%)
AbbVie, Inc.	3,737	194,623
Allergan, Inc.	1,338	221,894
AstraZeneca PLC ADR	1,134	89,643
	Number of Shares	Value†
Bristol-Myers Squibb Co.	24,773	$1,240,879
Johnson & Johnson	12,882	1,304,818
Merck & Co., Inc.	2,212	129,535
Novartis AG ADR	5,764	501,122
Pacira Pharmaceuticals, Inc.	485	33,218	*
Pfizer, Inc.	37,809	1,182,665
Roche Holding AG	408	119,605
Roche Holding AG ADR	3,573	130,950
Sanofi ADR	5,769	310,372
Teva Pharmaceutical Industries Ltd. ADR	2,579	126,010
Zoetis, Inc.	13,610	411,839
		5,997,173
Professional Services (1.0%)
IHS, Inc. Class A	1,620	195,420	*
Nielsen Holdings NV	6,201	291,137
Verisk Analytics, Inc. Class A	8,030	482,523	*
		969,080
Real Estate Investment Trusts (1.6%)
American Tower Corp.	4,170	348,278
Ares Commercial Real Estate Corp.	4,073	51,972
Corrections Corporation of America	3,353	109,978
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,123	14,846
Plum Creek Timber Co., Inc.	3,419	149,068
Starwood Property Trust, Inc.	19,102	459,403
Vornado Realty Trust	1,173	120,350
Weyerhaeuser Co.	8,416	251,218
		1,505,113

See Notes to Schedule of Investments

18

	Number of Shares	Value†
Real Estate Management & Development (0.2%)
Brookfield Asset Management, Inc. Class A	5,306	$223,170
Road & Rail (2.1%)
Avis Budget Group, Inc.	7,669	403,313	*
Canadian National Railway Co.	278	16,282
Canadian Pacific Railway Ltd.	1,093	170,475
CSX Corp.	4,613	130,179
Hertz Global Holdings, Inc.	17,748	505,286	*
J.B. Hunt Transport Services, Inc.	2,079	158,212
Kansas City Southern	951	95,937
Norfolk Southern Corp.	1,973	186,508
Union Pacific Corp.	1,631	310,591
		1,976,783
Semiconductors & Semiconductor Equipment (1.3%)
Altera Corp.	4,936	160,519
ASML Holding NV	2,023	164,652
Intel Corp.	10,147	270,823
Linear Technology Corp.	35	1,557
Microchip Technology, Inc.	2,690	127,883
Skyworks Solutions, Inc.	1,764	72,412	*
Texas Instruments, Inc.	9,311	423,185
		1,221,031
Software (3.1%)
Activision Blizzard, Inc.	10,512	210,345
ANSYS, Inc.	1,405	107,215	*
Check Point Software Technologies Ltd.	856	54,835	*
Intuit, Inc.	5,317	402,763
Microsoft Corp.	34,602	1,397,921
NICE-Systems Ltd. ADR	3,813	164,722
Nuance Communications, Inc.	6,833	109,943	*
Oracle Corp.	6,967	284,811
	Number of Shares	Value†
VMware, Inc. Class A	1,515	$140,153	*
		2,872,708
Specialty Retail (1.7%)
Bed Bath & Beyond, Inc.	4,693	291,576	*
Best Buy Co., Inc.	3,978	103,150
Foot Locker, Inc.	2,083	96,922
Gap, Inc.	1,445	56,789
Home Depot, Inc.	4,642	369,085
Office Depot, Inc.	16,991	69,493	*
PetSmart, Inc.	1,746	118,169
Tiffany & Co.	2,799	244,885
TJX Cos., Inc.	3,130	182,103
		1,532,172
Technology Hardware, Storage & Peripherals (2.8%)
Apple, Inc.	2,202	1,299,378
EMC Corp.	21,901	565,046
SanDisk Corp.	8,123	690,211
		2,554,635
Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	1,159	51,749
Columbia Sportswear Co.	55	4,729
Hanesbrands, Inc.	1,232	101,135
NIKE, Inc. Class B	1,097	80,026
PVH Corp.	1,338	168,013
Ralph Lauren Corp.	700	105,959
		511,611
Thrifts & Mortgage Finance (0.1%)
People's United Financial, Inc.	5,569	79,525
Tobacco (0.1%)
Philip Morris International, Inc.	1,401	119,687
Trading Companies & Distributors (0.2%)
United Rentals, Inc.	1,117	104,808	*
W.W. Grainger, Inc.	276	70,215
		175,023
Transportation Infrastructure (0.1%)
Wesco Aircraft Holdings, Inc.	5,964	120,831	*
	Number of Shares	Value†
Water Utilities (0.2%)
American Water Works Co., Inc.	3,459	$157,488
Wireless Telecommunication Services (0.1%)
SBA Communications Corp. Class A	1,377	123,600	*
Total Common Stocks (Cost $72,520,987)		80,221,662
Preferred Stocks (0.3%)
Banks (0.2%)
HSBC Holdings PLC, Ser. 2, 8.00%	5,369	144,963
U.S. Bancorp, Ser. F, 6.50%	2,862	82,569
		227,532
Marine (0.1%)
Seaspan Corp., Ser. C, 9.50%	1,847	49,924
Total Preferred Stocks (Cost $271,761)		277,456
Exchange Traded Funds (0.0%)
ProShares UltraShort 20+ Year Treasury	160	10,346	*
SPDR S&P 500 ETF Trust	85	16,016
Total Exchange Traded Funds (Cost $27,399)		26,362
Mutual Funds (6.5%)
Neuberger Berman Core Bond Fund Institutional Class (Cost $5,965,128)	576,321	6,021,258	§
Short-Term Investments (6.3%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $5,786,607)	5,786,607	5,786,607
Total Investments (99.8%) (Cost $84,571,882)		92,333,345	##
Cash, receivables and other assets, less liabilities (0.2%)		158,163
Total Net Assets (100.0%)		$92,491,508

See Notes to Schedule of Investments

19

Schedule of Investments Global Allocation Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS

1	Cementir Holding SpA	Italy	Construction Materials	1.4%
2	American Equity Investment Life Holding Co.	United States	Insurance	1.3%
3	Kindred Healthcare, Inc.	United States	Health Care Providers & Services	1.3%
4	SVG Capital PLC	United Kingdom	Capital Markets	1.2%
5	Eniro AB	Sweden	Media	1.2%
6	Genworth Financial, Inc. Class A	United States	Insurance	1.2%
7	Greenlight Capital Re Ltd. Class A	China	Insurance	1.1%
8	Autoneum Holding AG	Switzerland	Auto Components	1.1%
9	National Western Life Insurance Co., Class A	United States	Insurance	1.0%
10	C.A.T. Oil AG	Austria	Energy Equipment & Services	0.9%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS

1	Health Care REIT, Inc.	United States	Real Estate Investment Trusts	(1.6)%
2	Simon Property Group, Inc.	United States	Real Estate Investment Trusts	(1.6)%
3	Remy Cointreau SA	France	Beverages	(1.5)%
4	Experian PLC	United Kingdom	Professional Services	(1.5)%
5	Southern Copper Corp.	United States	Metals & Mining	(1.5)%
6	Glimcher Realty Trust	United States	Real Estate Investment Trusts	(1.4)%
7	Telecity Group PLC	United Kingdom	Internet Software & Services	(1.2)%
8	Cobalt International Energy, Inc.	United States	Oil, Gas & Consumable Fuels	(1.2)%
9	JC Penney Co., Inc.	United States	Multiline Retail	(1.2)%
10	Apartment Investment & Management Co. Class A	United States	Real Estate Investment Trusts	(1.0)%
	Number of Shares	Value†
Long Positions (95.4%)
Common Stocks (27.4%)
Australia (0.7%)
Arrium Ltd.	210,618	$234,724
Austria (0.9%)
C.A.T. Oil AG	15,669	328,249
Bermuda (0.6%)
Assured Guaranty Ltd.	3,583	85,670
Maiden Holdings Ltd.	9,254	109,197	È
		194,867
Canada (1.2%)
BlackBerry Ltd.	25,095	191,639	*
Lightstream Resources Ltd.	8,575	51,557
Trinidad Drilling Ltd.	14,520	162,415
		405,611
China (1.1%)
Greenlight Capital Re Ltd. Class A	11,831	376,581	*
Denmark (0.5%)
Schouw & Co.	3,434	191,487
Finland (0.5%)
Cramo OYJ	7,660	170,565
	Number of Shares	Value†
Italy (1.6%)
Cementir Holding SpA	49,112	$467,410
Italmobiliare SpA	1,878	85,458	*
		552,868
Japan (1.4%)
Chudenko Corp.	2,600	37,194
Inabata & Co. Ltd.	4,800	45,172
Nippon Paper Industries Co. Ltd.	10,000	182,757
Nippon Seiki Co. Ltd.	13,000	227,308
		492,431
Sweden (1.2%)
Eniro AB	50,587	401,447	*
Switzerland (1.1%)
Autoneum Holding AG	1,772	374,695	*
United Kingdom (4.0%)
Ferrexpo PLC	48,226	118,554
Keller Group PLC	14,195	238,949
Pace PLC	27,092	166,822
RPS Group PLC	23,421	116,457
SVG Capital PLC	56,009	401,904	*
	Number of Shares	Value†
Trinity Mirror PLC	36,436	$106,427	*
Xaar PLC	15,858	211,252
		1,360,365
United States (12.6%)
Alliant Techsystems, Inc.	1,960	282,671
American Equity Investment Life Holding Co.	19,829	462,412	È
American National Insurance Co.	1,692	190,198
Cirrus Logic, Inc.	5,919	131,994	*È
CNO Financial Group, Inc.	11,354	195,857	È
Education Management Corp.	15,817	62,794	*È
Ferro Corp.	8,710	113,056	*
Genworth Financial, Inc. Class A	22,287	397,823	*È
Greenbrier Cos., Inc.	2,463	129,160	*È
Kindred Healthcare, Inc.	17,429	437,468	È
Matador Resources Co.	3,259	93,598	*È

See Notes to Schedule of Investments

20

	Number of Shares	Value†
MDC Partners, Inc. Class A	4,177	$102,002
Media General, Inc.	5,132	78,622	*È
MiMedx Group, Inc.	10,707	61,886	*È
National Western Life Insurance Co., Class A	1,513	352,907
Penn Virginia Corp.	8,675	144,352	*È
Pilgrim's Pride Corp.	9,540	208,544	*È
Rite Aid Corp.	19,090	139,357	*È
Sanmina Corp.	14,143	286,396	*È
SkyWest, Inc.	15,791	183,176
Tutor Perini Corp.	1,845	54,612	*
Zeltiq Aesthetics, Inc.	11,691	213,828	*È
		4,322,713
Total Common Stocks (Cost $8,800,528)		9,406,603
Short-Term Investments (68.0%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $23,336,025)	23,336,025	23,336,025	ØØ
Total Long Positions (95.4%) (Cost $32,136,553)		32,742,628	##
Cash, receivables and other assets, less liabilities (32.6%)		11,173,122	±
Short Positions (see summary below) ((28.0)%)		(9,609,600)
Total Net Assets (100.0%)		$34,306,150
Short Positions ((28.0)%)
Common Stocks Sold Short (28.0%)‡
Australia (0.9%)
Iluka Resources Ltd.	(18,308)	(152,099)
Newcrest Mining Ltd.	(17,272)	(168,457	)*
		(320,556)
Canada (1.3%)
Franco-Nevada Corp.	(6,693)	(322,605)
Goldcorp, Inc.	(4,350)	(107,435)
		(430,040)
	Number of Shares	Value†
Denmark (0.6%)
Vestas Wind Systems A/S	(4,635)	$(205,732)*
France (1.5%)
Remy Cointreau SA	(6,010)	(528,544)
Japan (1.2%)
Dwango Co. Ltd.	(4,200)	(117,165)
Kenedix, Inc.	(9,700)	(33,529)*
Kyushu Electric Power Co., Inc.	(9,800)	(98,878)*
Sharp Corp.	(71,000)	(177,980)*
		(427,552)
Mexico (0.2%)
Fresnillo PLC	(5,771)	(82,968)
Spain (1.4%)
Distribuidora Internacional de Alimentacion SA	(12,504)	(111,683)
Grifols SA	(896)	(47,858)
Inditex SA	(1,539)	(230,914)
Prosegur Cia de Seguridad SA	(12,535)	(83,996)
		(474,451)
Sweden (1.4%)
Hennes & Mauritz AB	(2,658)	(108,246)
Lundin Petroleum AB	(11,601)	(247,821)*
Volvo AB	(6,794)	(107,100)
		(463,167)
Switzerland (0.7%)
Meyer Burger Technology AG	(20,297)	(250,224)*
United Kingdom (4.0%)
Asia Resource Minerals PLC	(18,228)	(58,244)*
Domino's Pizza Group PLC	(20,819)	(180,675)
Experian PLC	(26,771)	(513,473)
Imagination Technologies Group PLC	(36,326)	(120,335)*
Ocado Group PLC	(12,142)	(68,882)*
Telecity Group PLC	(34,606)	(418,934)
		(1,360,543)
United States (14.8%)
American Tower Corp.	(1,222)	(102,061)
Apartment Investment & Management Co. Class A	(10,932)	(337,034)
	Number of Shares	Value†
AvalonBay Communities, Inc.	(382)	$(52,162)
Cobalt International Energy, Inc.	(22,247)	(400,446)*
CONSOL Energy, Inc.	(3,448)	(153,471)
Equinix, Inc.	(260)	(48,831)*
Federal Realty Investment Trust	(1,606)	(188,769)
Fusion-io, Inc.	(5,135)	(44,315)*
Genomic Health, Inc.	(1,416)	(37,156)*
Glimcher Realty Trust	(48,443)	(493,634)
Health Care REIT, Inc.	(8,647)	(545,539)
Healthcare Trust of America, Inc. Class A	(5,711)	(66,762)
JC Penney Co., Inc.	(46,422)	(395,515)*
Macerich Co.	(1,421)	(92,237)
Medivation, Inc.	(605)	(36,427)*
Pharmacyclics, Inc.	(895)	(84,649)*
Regency Centers Corp.	(2,210)	(115,870)
Regeneron Pharmaceuticals, Inc.	(404)	(119,944)*
Shutterfly, Inc.	(1,242)	(50,835)*
Simon Property Group, Inc.	(3,091)	(535,361)
Southern Copper Corp.	(16,995)	(512,229)
Sun Communities, Inc.	(4,409)	(200,918)
Theravance, Inc.	(1,343)	(36,154)*
Trulia, Inc.	(1,981)	(67,354)*
Ulta Salon Cosmetics & Fragrance, Inc.	(768)	(67,361)*
Ventas, Inc.	(2,694)	(178,020)
Vertex Pharmaceuticals, Inc.	(1,518)	(102,769)*
		(5,065,823)
Total Short Positions (Proceeds $(9,446,820))		(9,609,600)

See Notes to Schedule of Investments

21

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Insurance	$2,170,645	6.4%
Media	688,498	2.0%
Auto Components	602,003	1.8%
Construction Materials	552,868	1.6%
Energy Equipment & Services	490,664	1.4%
Health Care Providers & Services	437,468	1.3%
Capital Markets	401,904	1.2%
Food Products	400,031	1.2%
Communications Equipment	358,461	1.0%
Metals & Mining	353,278	1.0%
Construction & Engineering	330,755	1.0%
Oil, Gas & Consumable Fuels	289,507	0.9%
Electronic Equipment, Instruments & Components	286,396	0.8%
Aerospace & Defense	282,671	0.8%
Trading Companies & Distributors	215,737	0.6%
Health Care Equipment & Supplies	213,828	0.6%
Technology Hardware, Storage & Peripherals	211,252	0.6%
Airlines	183,176	0.5%
Paper & Forest Products	182,757	0.5%
Food & Staples Retailing	139,357	0.4%
Semiconductors & Semiconductor Equipment	131,994	0.4%
Machinery	129,160	0.4%
Commercial Services & Supplies	116,457	0.3%
Chemicals	113,056	0.3%
Diversified Consumer Services	62,794	0.2%
Biotechnology	61,886	0.2%
Short-Term Investments and Other Assets-Net	34,509,147	100.6%
Short Positions (see summary below)	(9,609,600)	(28.0)%
	$34,306,150	100.0%

See Notes to Schedule of Investments

22

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Real Estate Investment Trusts	$(2,908,367)	(8.5)%
Metals & Mining	(1,345,793)	(3.9)%
Oil, Gas & Consumable Fuels	(859,982)	(2.5)%
Internet Software & Services	(535,119)	(1.6)%
Beverages	(528,544)	(1.5)%
Professional Services	(513,473)	(1.5)%
Biotechnology	(464,957)	(1.4)%
Specialty Retail	(406,521)	(1.2)%
Multiline Retail	(395,515)	(1.2)%
Machinery	(357,324)	(1.0)%
Electrical Equipment	(205,732)	(0.6)%
Hotels, Restaurants & Leisure	(180,675)	(0.5)%
Household Durables	(177,980)	(0.5)%
Semiconductors & Semiconductor Equipment	(120,335)	(0.4)%
Internet & Catalog Retail	(119,717)	(0.3)%
Software	(117,165)	(0.3)%
Food & Staples Retailing	(111,683)	(0.3)%
Electric Utilities	(98,878)	(0.3)%
Commercial Services & Supplies	(83,996)	(0.2)%
Technology Hardware, Storage & Peripherals	(44,315)	(0.2)%
Real Estate Management & Development	(33,529)	(0.1)%
Total Common Stocks Sold Short	$(9,609,600)	(28.0)%

See Notes to Schedule of Investments

23

Schedule of Investments Inflation Navigator Fundb (Unaudited)

TOP TEN HOLDINGS

1	Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	11.2%
2	Neuberger Berman Emerging Markets Equity Fund Institutional Class	8.5%
3	Neuberger Berman Floating Rate Income Fund Institutional Class	5.6%
4	Neuberger Berman High Income Bond Fund Institutional Class	5.2%
5	Exxon Mobil Corp.	2.9%
6	France Government Bond OAT, Unsecured Notes, 0.25%, due 7/25/24	2.7%
7	U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	1.8%
8	Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.60%, due 9/15/23	1.7%
9	Regency Energy Partners LP	1.7%
10	Chevron Corp.	1.6%
	Number of Shares	Value†
Common Stocks (46.3%)
Chemicals (8.1%)
Advanced Emissions Solutions, Inc.	28	$642	*
Air Products & Chemicals, Inc.	654	76,858
Airgas, Inc.	178	18,914
Arabian American Development Co.	78	853	*
Axiall Corp.	19	885
Celanese Corp. Class A	14	860
CF Industries Holdings, Inc.	169	41,434
Chase Corp.	10	311
Dow Chemical Co.	3,752	187,225
E.I. du Pont de Nemours & Co.	2,854	192,131
Eastman Chemical Co.	469	40,883
Ecolab, Inc.	816	85,386
Ferro Corp.	58	753	*
FMC Corp.	381	29,337
Huntsman Corp.	55	1,378
International Flavors & Fragrances, Inc.	253	24,926
LyondellBasell Industries NV Class A	1,356	125,430
Monsanto Co.	1,595	176,566
Mosaic Co.	1,065	53,293
OM Group, Inc.	36	1,054
OMNOVA Solutions, Inc.	147	1,341	*
PPG Industries, Inc.	419	81,127
Praxair, Inc.	877	114,492
Sherwin-Williams Co.	258	51,559
Sigma-Aldrich Corp.	340	32,711
Tredegar Corp.	18	375
	Number of Shares	Value†
Westlake Chemical Corp.	26	$1,851
Zep, Inc.	59	1,020
		1,343,595
Construction Materials (0.2%)
Vulcan Materials Co.	378	24,392
Containers & Packaging (0.7%)
Avery Dennison Corp.	294	14,306
Ball Corp.	406	22,813
Bemis Co., Inc.	214	8,611
MeadWestvaco Corp.	529	20,668
Owens-Illinois, Inc.	589	18,719	*
Rock-Tenn Co. Class A	14	1,339
Sealed Air Corp.	656	22,507
		108,963
Energy Equipment & Services (2.2%)
Atwood Oceanics, Inc.	28	1,388	*
Baker Hughes, Inc.	460	32,154
Cameron International Corp.	204	13,252	*
Ensco PLC Class A	315	15,892
FMC Technologies, Inc.	181	10,263	*
Gulf Island Fabrication, Inc.	83	1,665
Gulfmark Offshore, Inc. Class A	24	1,080
Halliburton Co.	917	57,835
Helix Energy Solutions Group, Inc.	78	1,875	*
	Number of Shares	Value†
Helmerich & Payne, Inc.	111	$12,060
Hercules Offshore, Inc.	261	1,167	*
Nabors Industries Ltd.	311	7,937
National Oilwell Varco, Inc.	436	34,239
Noble Corp. PLC	357	10,999
Parker Drilling Co.	162	1,074	*
Rowan Cos. PLC Class A	53	1,639	*
Schlumberger Ltd.	1,386	140,748
TETRA Technologies, Inc.	76	950	*
Transocean Ltd.	366	15,763
		361,980
Gas Utilities (0.6%)
ONE Gas, Inc.	400	14,632
Suburban Propane Partners LP	2,000	89,220
		103,852
Hotels, Restaurants & Leisure (0.7%)
Cedar Fair LP	1,700	88,196
Starwood Hotels & Resorts Worldwide, Inc.	270	20,696
		108,892
Household Durables (0.2%)
TRI Pointe Homes, Inc.	2,020	32,461	*
Metals & Mining (1.7%)
AK Steel Holding Corp.	92	644	*
Alcoa, Inc.	3,335	44,923
Allegheny Technologies, Inc.	291	11,989
Cliffs Natural Resources, Inc.	509	9,020
See Notes to Schedule of Investments

24

	Number of Shares	Value†
Commercial Metals Co.	98	$1,882
Freeport- McMoRan Copper & Gold, Inc.	3,181	109,331
Handy & Harman Ltd.	38	859	*
Newmont Mining Corp.	1,434	35,606
Nucor Corp.	923	47,765
Olympic Steel, Inc.	40	1,054
United States Steel Corp.	444	11,553
		274,626
Multi-Utilities (0.4%)
CenterPoint Energy, Inc.	1,600	39,616
Sempra Energy	300	29,583
		69,199
Oil, Gas & Consumable Fuels (18.8%)
Alliance Holdings GP LP	1,800	120,240
Anadarko Petroleum Corp.	448	44,361
Apache Corp.	416	36,109
Cabot Oil & Gas Corp.	410	16,105
Carrizo Oil & Gas, Inc.	18	990	*
Chesapeake Energy Corp.	536	15,410
Chevron Corp.	2,055	257,944
Clayton Williams Energy, Inc.	6	867	*
ConocoPhillips	1,321	98,164
CONSOL Energy, Inc.	197	8,769
Crestwood Equity Partners LP	5,500	77,605
Crestwood Midstream Partners LP	4,176	97,050
Denbury Resources, Inc.	378	6,358
Devon Energy Corp.	409	28,630
Energy Transfer Equity LP	4,100	191,019
Enterprise Products Partners LP	2,100	153,573
EOG Resources, Inc.	583	57,134
EQT Corp.	129	14,060
Exxon Mobil Corp.	4,621	473,237
Hess Corp.	291	25,946
Kinder Morgan, Inc.	632	20,641
	Number of Shares	Value†
Marathon Oil Corp.	755	$27,293
Marathon Petroleum Corp.	331	30,766
Murphy Oil Corp.	190	12,052
Newfield Exploration Co.	160	5,416	*
NGL Energy Partners LP	2,100	81,207
Noble Energy, Inc.	394	28,281
NuStar GP Holdings LLC	1,700	60,180
Occidental Petroleum Corp.	855	81,866
ONEOK, Inc.	1,727	109,181
PDC Energy, Inc.	15	955	*
Peabody Energy Corp.	240	4,562
Phillips 66	639	53,178
Pioneer Natural Resources Co.	156	30,150
QEP Resources, Inc.	160	4,910
Range Resources Corp.	144	13,025
Regency Energy Partners LP	10,084	274,688
Renewable Energy Group, Inc.	56	659	*
REX American Resources Corp.	14	915	*
Rosetta Resources, Inc.	33	1,562	*
Southcross Energy Partners LP	1,600	27,520
Southwestern Energy Co.	326	15,609	*
Spectra Energy Corp.	2,449	97,250
Spectra Energy Partners LP	900	49,005
Stone Energy Corp.	45	2,207	*
Summit Midstream Partners LP	850	38,420
Teekay LNG Partners LP	850	36,389
Teekay Offshore Partners LP	1,700	58,157
Teekay Tankers Ltd. Class A	236	824
Tesoro Corp.	143	8,049
	Number of Shares	Value†
Triangle Petroleum Corp.	65	$625	*
VAALCO Energy, Inc.	88	811	*
Valero Energy Corp.	613	35,045
W&T Offshore, Inc.	59	1,133
Western Gas Partners LP	600	40,800
Williams Cos., Inc.	3,077	129,757
		3,106,659
Paper & Forest Products (0.4%)
International Paper Co.	1,358	63,351
Resolute Forest Products, Inc.	46	820	*
		64,171
Real Estate Investment Trusts (11.8%)
Alexandria Real Estate Equities, Inc.	285	21,039
Altisource Residential Corp.	1,440	40,493
American Homes 4 Rent Class A	3,550	56,977
American Residential Properties, Inc.	1,570	28,213	*
American Tower Corp.	1,565	130,709
AvalonBay Communities, Inc.	675	92,171
Boston Properties, Inc.	910	106,597
Camden Property Trust	585	40,067
CBL & Associates Properties, Inc.	2,170	39,429
DDR Corp.	2,375	40,779
Douglas Emmett, Inc.	1,655	45,678
EastGroup Properties, Inc.	495	31,309
Equity Residential	1,615	95,995
Federal Realty Investment Trust	385	45,253
General Growth Properties, Inc.	2,320	53,290
HCP, Inc.	912	38,176
Health Care REIT, Inc.	615	38,800

See Notes to Schedule of Investments

25

	Number of Shares	Value†
Host Hotels & Resorts, Inc.	3,220	$69,069
LaSalle Hotel Properties	1,250	41,350
National Retail Properties Inc.	520	17,748
OMEGA Healthcare Investors, Inc.	520	18,086
Plum Creek Timber Co., Inc.	715	31,174
Post Properties, Inc.	665	33,390
Prologis, Inc.	1,735	70,493
Public Storage	445	78,102
QTS Realty Trust, Inc. Class A	1,155	31,474
Regency Centers Corp.	690	36,177
Simon Property Group, Inc.	1,335	231,222
SL Green Realty Corp.	380	39,790
Sunstone Hotel Investors, Inc.	1,520	21,751
Terreno Realty Corp.	1,120	20,462
Urstadt Biddle Properties, Inc. Class A	1,155	23,573
Ventas, Inc.	1,365	90,199
Vornado Realty Trust	735	75,411
Weyerhaeuser Co.	2,415	72,088
		1,946,534
Real Estate Management & Development (0.5%)
Brookfield Asset Management, Inc. Class A	1,010	42,481
Forest City Enterprises, Inc. Class A	2,210	41,791	*
		84,272
Total Common Stocks (Cost $6,484,141)		7,629,596
	Principal Amount[a]		Value†
Government Securities (13.5%)
Sovereign (13.5%)
Australia Government Bond, Senior Unsecured Notes, 1.25%, due 2/21/22	AUD	45,000	$43,508
Australia Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/30	AUD	160,000	179,070
Canadian Government Bond, Unsecured Notes, 4.25%, due 12/1/21	CAD	149,339	178,904
France Government Bond OAT, Unsecured Notes, 0.25%, due 7/25/24	EUR	327,386	448,144
Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.55%, due 9/15/41	EUR	107,740	148,515
Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.35%, due 9/15/35	EUR	118,545	166,542
Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.60%, due 9/15/23	EUR	186,803	278,270
	Principal Amount[a]		Value†
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	240,000	$198,624
Sweden Government Bond, Unsecured Notes, 0.25%, due 6/1/22	SEK	345,000	52,624
United Kingdom Gilt Inflation Unsecured Notes, 0.13%, due 3/22/24	GBP	110,080	194,074
United Kingdom Gilt Inflation Senior Unsecured Notes, 0.13%, due 3/22/29	GBP	90,988	158,172
United Kingdom Gilt Inflation Unsecured Notes, 0.13%, due 3/22/44	GBP	104,836	184,457
Total Government Securities (Cost $2,163,034)			2,230,904
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (8.4%)
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 4/15/16		$90,411	93,011
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 4/15/18		45,702	46,941

See Notes to Schedule of Investments

26

	Principal Amount[a]	Value†
U.S. Treasury Inflation Indexed Bonds, 0.63%, due 1/15/24	$120,731	$122,466
U.S. Treasury Inflation Indexed Bonds, 0.75%, due 2/15/42	166,226	149,629
U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	263,329	296,471
U.S. Treasury Inflation Indexed Bonds, 2.00%, due 1/15/26	47,311	54,625
U.S. Treasury Inflation Indexed Bonds, 2.13%, due 1/15/19	76,538	85,854
U.S. Treasury Inflation Indexed Bonds, 2.13%, due 2/15/40	70,597	86,708
U.S. Treasury Inflation Indexed Bonds, 3.88%, due 4/15/29	114,239	163,755
U.S. Treasury Inflation Indexed Notes, 0.13%, due 1/15/22	77,789	76,896
U.S. Treasury Inflation Indexed Notes, 1.13%, due 1/15/21	193,165	206,460
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,415,415)		1,382,816
	Number of Shares	Value†
Mutual Funds (30.5%)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	84,767	$1,406,788	§
Neuberger Berman Floating Rate Income Fund Institutional Class	89,971	921,261	§
Neuberger Berman High Income Bond Fund Institutional Class	89,626	851,615	§
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	193,891	1,843,812	*§
Total Mutual Funds (Cost $5,021,289)		5,023,476
Exchange Traded Funds (0.2%)
Energy Select Sector SPDR Fund	211	19,779
Materials Select Sector SPDR Trust	330	15,741
Total Exchange Traded Funds (Cost $35,444)		35,520
Short-Term Investments (1.2%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $202,493)	202,493	202,493
Total Investments (100.1%) (Cost $15,321,816)		16,504,805	##
Liabilities, less cash, receivables and other assets [(0.1%)]		(13,232	)±
Total Net Assets (100.0%)		$16,491,573

See Notes to Schedule of Investments

27

Schedule of Investments Long Short Fund (Unaudited)

TOP TEN EQUITY HOLDINGS LONG POSITIONS

1	PVH Corp.	2.3%
2	Brookfield Infrastructure Partners LP	2.2%
3	Delta Air Lines, Inc.	1.9%
4	DaVita HealthCare Partners, Inc.	1.7%
5	Home Depot, Inc.	1.6%
6	Enbridge, Inc.	1.5%
7	General Motors Co.	1.4%
8	Bristol-Myers Squibb Co.	1.4%
9	Visa, Inc. Class A	1.3%
10	Canadian Pacific Railway Ltd.	1.3%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS

1	IShares Russell Mid-Cap ETF	(1.4)%
2	iShares Russell 2000 ETF	(1.1)%
3	iShares MSCI Brazil Capped ETF	(0.9)%
4	Consumer Discretionary Select Sector SPDR Fund	(0.9)%
5	iShares MSCI Emerging Markets ETF	(0.6)%
6	iShares Core S&P Small-Cap ETF	(0.6)%
7	SPDR S&P Retail ETF	(0.6)%
8	Consolidated Edison, Inc.	(0.6)%
9	Industrial Select Sector SPDR Fund	(0.6)%
10	Utilities Select Sector SPDR Fund	(0.6)%
	Number of Shares	Value†
Long Positions (99.0%)
Common Stocks (64.2%)
Aerospace & Defense (1.0%)
Precision Castparts Corp.	96,700	$24,473,803
Air Freight & Logistics (0.4%)
United Parcel Service, Inc. Class B	92,300	9,091,550
Airlines (1.9%)
Delta Air Lines, Inc.	1,260,000	46,405,800
Automobiles (1.4%)
General Motors Co.	976,020	33,653,170
Banks (3.2%)
Citigroup, Inc.	444,000	21,272,040
Fifth Third Bancorp	329,700	6,795,117	ØØ
JPMorgan Chase & Co.	448,000	25,079,040
U.S. Bancorp	198,300	8,086,674
Wells Fargo & Co.	355,000	17,622,200
		78,855,071
	Number of Shares	Value†
Building Products (0.5%)
Armstrong World Industries, Inc.	246,600	$12,961,296	*
Capital Markets (0.5%)
BlackRock, Inc.	29,000	8,729,000
Moelis & Co.	151,000	4,010,560	*
		12,739,560
Chemicals (0.4%)
Ashland, Inc.	100,200	9,679,320
Commercial Services & Supplies (0.9%)
Copart, Inc.	587,600	21,312,252	*
Diversified Financial Services (0.8%)
CME Group, Inc.	295,200	20,779,128
Electric Utilities (3.1%)
Brookfield Infrastructure Partners LP	1,370,000	53,416,300
Northeast Utilities	283,200	13,384,032
NRG Yield, Inc. Class A	182,700	7,826,868
		74,627,200
Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp. Class A	99,500	9,487,325
	Number of Shares	Value†
Food & Staples Retailing (0.9%)
Costco Wholesale Corp.	187,000	$21,632,160
Health Care Equipment & Supplies (2.0%)
C.R. Bard, Inc.	191,800	26,339,894
Sirona Dental Systems, Inc.	283,000	21,287,260	*
		47,627,154
Health Care Providers & Services (2.1%)
Accretive Health, Inc.	1,063,414	8,560,483	*
DaVita HealthCare Partners, Inc.	600,000	41,580,000	*
		50,140,483
Health Care Technology (0.4%)
IMS Health Holdings, Inc.	365,400	8,674,596	*
Hotels, Restaurants & Leisure (2.6%)
Arcos Dorados Holdings, Inc. Class A	72,300	658,653
Dunkin' Brands Group, Inc.	530,000	24,120,300

See Notes to Schedule of Investments

28

	Number of Shares	Value†
Hilton Worldwide Holdings, Inc.	712,800	$15,560,424	*
McDonald's Corp.	120,000	12,165,600
Wyndham Worldwide Corp.	150,000	10,701,000
		63,205,977
Household Durables (1.7%)
Lennar Corp. Class A	570,000	21,996,300
Newell Rubbermaid, Inc.	300,000	9,033,000
Standard Pacific Corp.	1,233,650	9,856,863	*
		40,886,163
Independent Power and Renewable Electricity Producers (0.5%)
Calpine Corp.	570,000	13,070,100	*
Internet & Catalog Retail (1.5%)
Amazon.com, Inc.	48,900	14,871,957	*
Vipshop Holdings Ltd. ADS	155,500	21,799,545	*
		36,671,502
Internet Software & Services (1.9%)
eBay, Inc.	490,000	25,396,700	*
Google, Inc. Class A	19,400	10,376,672	*
Google, Inc. Class C	19,400	10,217,204	*
		45,990,576
IT Services (2.6%)
Genpact Ltd.	1,589,689	26,802,157	*
Visa, Inc. Class A	159,000	32,214,990
WEX, Inc.	53,600	5,143,992	*
		64,161,139
Machinery (0.6%)
Ingersoll- Rand PLC	265,000	15,847,000
Media (0.1%)
AMC Entertainment Holdings, Inc. Class A	47,600	1,101,464	*
CBS Outdoor Americas, Inc.	50,200	1,470,860	*
		2,572,324
	Number of Shares	Value†
Metals & Mining (1.8%)
ArcelorMittal	911,000	$14,803,750
Steel Dynamics, Inc.	848,000	15,492,960
United States Steel Corp.	548,300	14,266,766
		44,563,476
Multi-Utilities (1.0%)
NiSource, Inc.	515,000	18,704,800
Wisconsin Energy Corp.	143,000	6,932,640
		25,637,440
Oil, Gas & Consumable Fuels (7.1%)
Alpha Natural Resources, Inc.	2,205,000	9,481,500	*
Antero Resources Corp.	300,000	19,701,000	*
Athlon Energy, Inc.	431,000	17,416,710	*
Cabot Oil & Gas Corp.	400,400	15,727,712
Chevron Corp.	42,200	5,296,944
Enbridge, Inc.	775,000	37,424,750
Exxon Mobil Corp.	51,000	5,222,910
Peabody Energy Corp.	856,300	16,278,263
Rice Energy, Inc.	799,100	23,733,270	*
Southwestern Energy Co.	155,000	7,421,400	*
Teekay Corp.	270,000	15,149,700
		172,854,159
Pharmaceuticals (1.9%)
Bristol-Myers Squibb Co.	670,000	33,560,300
Eli Lilly & Co.	205,000	12,115,500
		45,675,800
Professional Services (1.8%)
Nielsen Holdings NV	490,000	23,005,500
Verisk Analytics, Inc. Class A	329,142	19,778,143	*
		42,783,643
	Number of Shares	Value†
Real Estate Investment Trusts (1.5%)
General Growth Properties, Inc.	450,000	$10,336,500
Weyerhaeuser Co.	875,000	26,118,750
		36,455,250
Real Estate Management & Development (1.2%)
Brookfield Asset Management, Inc. Class A	680,000	28,600,800
Road & Rail (1.7%)
Canadian Pacific Railway Ltd.	202,000	31,505,940
Union Pacific Corp.	48,200	9,178,726
		40,684,666
Semiconductors & Semiconductor Equipment (1.0%)
Altera Corp.	582,097	18,929,794
ASML Holding NV	67,800	5,518,242
		24,448,036
Software (1.2%)
Activision Blizzard, Inc.	675,000	13,506,750
MICROS Systems, Inc.	313,034	16,121,251	*
		29,628,001
Specialty Retail (4.6%)
Asbury Automotive Group, Inc.	314,419	19,412,229	*
Container Store Group, Inc.	255,000	7,035,450	*
Home Depot, Inc.	486,600	38,689,566
Lumber Liquidators Holdings, Inc.	61,400	5,351,624	*
PetSmart, Inc.	356,000	24,094,080
Tractor Supply Co.	271,000	18,222,040
		112,804,989
Technology Hardware, Storage & Peripherals (1.6%)
Apple, Inc.	22,100	13,040,989

See Notes to Schedule of Investments

29

	Number of Shares	Value†
SanDisk Corp.	310,000	$26,340,700
		39,381,689
Textiles, Apparel & Luxury Goods (3.0%)
Lululemon Athletica, Inc.	148,000	6,797,640	*
PVH Corp.	445,000	55,878,650
Wolverine World Wide, Inc.	375,000	10,537,500
		73,213,790
Tobacco (0.4%)
Philip Morris International, Inc.	111,600	9,533,988
Transportation Infrastructure (1.3%)
Wesco Aircraft Holdings, Inc.	1,525,827	30,913,255	*
Water Utilities (1.1%)
American Water Works Co., Inc.	574,000	26,134,220
Wireless Telecommunication Services (0.6%)
SBA Communications Corp. Class A	171,000	15,348,960	*
Total Common Stocks (Cost $1,422,830,281)		1,563,206,811
	Principal Amount
Corporate Debt Securities (14.1%)
Airlines (0.8%)
UAL Corp., Guaranteed Notes, 6.00%, due 12/1/20	$6,970,000	7,231,375
UAL Corp., Guaranteed Notes, 6.38%, due 6/1/18	4,385,000	4,724,837
UAL Corp., Guaranteed Notes, Ser. A, 6.00%, due 7/15/26	4,030,000	3,858,725
	Principal Amount	Value†
UAL Corp., Guaranteed Notes, Ser. B, 6.00%, due 7/15/28	$3,935,000	$3,649,713
		19,464,650
Auto Manufacturers (0.2%)
Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	4,120,000	4,629,850	ØØ
Coal (1.5%)
Alpha Natural Resources, Inc., Guaranteed Notes, 6.00%, due 6/1/19	11,770,000	8,945,200
Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	9,511,000	8,940,340
Arch Coal, Inc., Guaranteed Notes, 7.00%, due 6/15/19	24,466,000	18,838,820
Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	650,000	492,375
		37,216,735
Computers (0.2%)
Dell, Inc., Senior Unsecured Notes, 5.88%, due 6/15/19	3,817,000	3,979,223
Diversified Financial Services (0.1%)
SLM Corp., Senior Unsecured Notes, 5.50%, due 1/25/23	3,050,000	2,996,058
	Principal Amount	Value†
Electric (1.0%)
DPL, Inc., Senior Unsecured Notes, 7.25%, due 10/15/21	$21,240,000	$22,779,900
Entertainment (0.1%)
Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	2,595,000	2,672,850
Healthcare-Services (0.8%)
CHS/ Community Health Systems, Inc., Guaranteed Notes, 7.13%, due 7/15/20	14,746,000	15,815,085
HCA, Inc., Guaranteed Notes, 5.88%, due 5/1/23	2,070,000	2,106,225
Select Medical Corp., Guaranteed Notes, 6.38%, due 6/1/21	2,245,000	2,312,350
		20,233,660
Home Builders (0.6%)
KB Home, Guaranteed Notes, 7.00%, due 12/15/21	12,640,000	13,556,400
KB Home, Guaranteed Notes, 7.50%, due 9/15/22	1,727,000	1,891,065
		15,447,465
Iron—Steel (1.2%)
AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	19,477,000	19,525,692	ØØ
United States Steel Corp., Senior Unsecured Notes, 7.38%, due 4/1/20	5,940,000	6,637,950

See Notes to Schedule of Investments

30

	Principal Amount	Value†
United States Steel Corp., Senior Unsecured Notes, 7.50%, due 3/15/22	$2,086,000	$2,284,170
		28,447,812
Media (1.6%)
Cable- vision Systems Corp., Senior Unsecured Notes, 5.88%, due 9/15/22	17,404,000	17,621,550
CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	10,220,000	10,220,000
Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	3,245,000	3,496,488
Sinclair Television Group, Inc., Senior Unsecured Notes, 6.13%, 10/1/22	7,342,000	7,498,017
		38,836,055
Oil & Gas (2.1%)
EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	19,395,000	19,734,412
Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	19,279,000	16,917,322
SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	4,320,000	4,579,200
	Principal Amount	Value†
Sand Ridge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	$9,835,000	$10,449,688
		51,680,622
Retail (1.6%)
Best Buy Co., Inc., Senior Unsecured Notes, 5.50%, due 3/15/21	20,042,000	20,543,050
Bon-Ton Department Stores, Inc., Secured Notes, 8.00%, due 6/15/21	11,654,000	11,100,435
JC Penney Corp., Inc., Guaranteed Notes, 5.65%, due 6/1/20	9,236,000	7,411,890
JC Penney Corp., Inc., Guaranteed Notes, 5.75%, due 2/15/18	735,000	610,050
		39,665,425
Semiconductors (0.0%)
Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	245,000	256,025
Telecommunications (2.3%)
Century- Link, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	500,000	512,500
Century- Link, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	3,392,000	3,637,920
Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	15,460,000	16,039,750
	Principal Amount	Value†
Metro- PCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	$4,910,000	$5,241,42
Sprint Capital Corp., Guaranteed Notes, 6.88%, 11/15/28	9,671,000	9,550,113
Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	14,990,000	15,083,687
T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	4,090,000	4,299,613
T-Mobile USA, Inc., Guaranteed Notes, 6.50%, due 1/15/24	815,000	854,731
		55,219,739
Total Corporate Debt Securities (Cost $339,266,833)		343,526,069
	Number of Shares
Short-Term Investments (20.7%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $502,941,053)	502,941,053	502,941,053	ØØ
Total Long Positions (99.0%) (Cost $2,265,038,167)		2,409,673,933	##
Cash, receivables and other assets, less liabilities (14.9%)		363,043,425	‡‡±
Short Positions (see summary below) ((13.9)%)		(338,533,595)
Total Net Assets (100.0%)		$2,434,183,763

See Notes to Schedule of Investments

31

	Number of Shares	Value†
Short Positions ((13.9)%)
Common Stocks Sold Short (6.4%)‡
Banks (0.3%)
First Horizon National Corp.	(579,900)	$(6,663,051)
Capital Markets (0.3%)
Cohen & Steers, Inc.	(96,101)	(3,893,052)
Franklin Resources, Inc.	(45,900)	(2,402,865)
		(6,295,917)
Containers & Packaging (0.8%)
Bemis Co., Inc.	(294,000)	(11,830,560)
Mead Westvaco Corp.	(171,000)	(6,680,970)
		(18,511,530)
Electric Utilities (0.4%)
Southern Co.	(230,000)	(10,540,900)
Food Products (0.1%)
Keurig Green Mountain, Inc.	(26,500)	(2,482,520)
Health Care Equipment & Supplies (0.3%)
Zimmer Holdings, Inc.	(64,400)	(6,233,920)
Hotels, Restaurants & Leisure (0.2%)
Chuy's Holdings, Inc.	(105,000)	(3,774,750)*
IT Services (0.9%)
CGI Group, Inc. Class A	(285,700)	(10,305,199)*
Teradata Corp.	(269,100)	(12,233,286)*
		(22,538,485)
Multi-Utilities (0.9%)
Consolidated Edison, Inc.	(250,000)	(14,507,500)
PG&E Corp.	(186,100)	(8,482,438)
		(22,989,938)
Multiline Retail (0.5%)
Target Corp.	(205,000)	(12,658,750)
	Number of Shares	Value†
Pharmaceuticals (0.2%)
Valeant Pharmaceuticals International, Inc.	(37,100)	$(4,960,641)*
Professional Services (0.1%)
Dun & Bradstreet Corp.	(30,000)	(3,322,800)
Semiconductors & Semiconductor Equipment (0.8%)
Cree, Inc.	(73,400)	(3,462,278)*
Freescale Semiconductor Ltd.	(219,100)	(4,813,627)*
Lam Research Corp.	(125,000)	(7,201,250)*
Xilinx, Inc.	(73,700)	(3,477,903)
		(18,955,058)
Specialty Retail (0.3%)
Sonic Automotive, Inc. Class A	(330,000)	(8,032,200)
Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	(171,399)	(7,652,965)
Total Common Stocks Sold Short (Proceeds $(150,668,792))		(155,613,425)
Exchange Traded Funds Sold Short (7.5%)
Consumer Discretionary Select Sector SPDR Fund	(352,300)	(22,490,832)
Industrial Select Sector SPDR Fund	(270,000)	(14,318,100)
iShares Core S&P Small-Cap ETF	(137,000)	(14,676,810)
iShares MSCI Australia ETF	(101,000)	(2,671,450)
iShares MSCI Brazil Capped ETF	(491,200)	(23,106,048)
iShares MSCI Emerging Markets ETF	(370,000)	(15,292,100)
	Number of Shares	Value†
iShares Russell 2000 ETF	(248,500)	$(27,827,030)
iShares Russell Mid-Cap ETF	(220,000)	(33,855,800)
SPDR S&P Retail ETF	(175,000)	(14,616,000)
Utilities Select Sector SPDR Fund	(325,000)	(14,066,000)
Total Exchange Traded Funds Sold Short (Proceeds $(168,285,064))		(182,920,170)
Total Short Positions (Proceeds $(318,953,856))		(338,533,595)

See Notes to Schedule of Investments

32

Notes to Schedule of Investments (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Flexible Select Fund ("Flexible Select"), Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Inflation Navigator Fund ("Inflation Navigator") (formerly, Neuberger Berman Dynamic Real Return Fund) and Neuberger Berman Long Short Fund ("Long Short") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, preferred stock, purchased option contracts, written option contracts and closed-end funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

33

Notes to Schedule of Investments (Unaudited) (cont'd)

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Sovereign Debt. Inputs used to value sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying index and stated London Interbank Offered Rate ("LIBOR") rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from brokers or dealers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

See Notes to Financial Statements

34

Notes to Schedule of Investments (Unaudited) (cont'd)

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Flexible Select
Investments:
Common Stocks^	$80,221,662	$—	$—	$80,221,662
Preferred Stocks^	277,456	—	—	277,456
Exchange Traded Funds	26,362	—	—	26,362
Mutual Funds	—	6,021,258	—	6,021,258
Short-Term Investments	—	5,786,607	—	5,786,607
Total Investments	80,525,480	11,807,865	—	92,333,345
Global Allocation
Investments:
Common Stocks^
Australia	—	234,724	—	234,724
Japan	—	492,431	—	492,431
Other Common Stocksß	8,679,448	—	—	8,679,448
Total Common Stocks	8,679,448	727,155	—	9,406,603
Short-Term Investments	—	23,336,025	—	23,336,025
Total Long Positions	8,679,448	24,063,180	—	32,742,628
Inflation Navigator
Investments:
Common Stocks^	7,629,596	—	—	7,629,596
Government Securities^	—	2,230,904	—	2,230,904
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,382,816	—	1,382,816
Mutual Funds	—	5,023,476	—	5,023,476
Exchange Traded Funds	35,520	—	—	35,520
Short-Term Investments	—	202,493	—	202,493
Total Investments	7,665,116	8,839,689	—	16,504,805
Long Short
Investments:
Common Stocks^	1,563,206,811	—	—	1,563,206,811
Corporate Debt Securities^	—	343,526,069	—	343,526,069
Short-Term Investments	—	502,941,053	—	502,941,053
Total Long Positions	$1,563,206,811	$846,467,122	$—	$2,409,673,933

See Notes to Financial Statements

35

Notes to Schedule of Investments (Unaudited) (cont'd)

^ The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

ß Represents a geographic location and/or industry where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts (unrealized appreciation)	$—	$8,448	$—	$8,448
Futures contracts (unrealized appreciation)	224,539	—	—	224,539
Total return swaps	—	278,120	—	278,120
Total	$224,539	$286,568	$—	$511,107
Inflation Navigator
Futures contracts (unrealized appreciation)	$13,327	$—	$—	$13,327
Total	$13,327	$—	$—	$13,327

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2014:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Common Stocks Sold Short^
Australia	$—	$(320,556)	$—	$(320,556)
Japan	—	(427,552)	—	(427,552)
Other Common Stocks Sold Shortß	(8,861,492)	—	—	(8,861,492)
Total Common Stocks Sold Short	(8,861,492)	(748,108)	—	(9,609,600)
Total Short Positions	$(8,861,492)	$(748,108)	$—	$(9,609,600)
Long Short
Common Stocks Sold Short^	$(155,613,425)	$—	$—	$(155,613,425)
Exchange Traded Funds Sold Short	(182,920,170)	—	—	(182,920,170)
Total Short Positions	$(338,533,595)	$—	$—	$(338,533,595)

^ The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

ß Represents a geographic location and/or industry where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2014:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts (unrealized depreciation)	$—	$(8,336)	$—	$(8,336)
Futures contracts (unrealized depreciation)	(175,055)	—	—	(175,055)
Total	$(175,055)	$(8,336)	$—	$(183,391)
Inflation Navigator
Futures contracts (unrealized depreciation)	$(61,214)	$—	$—	$(61,214)
Total	$(61,214)	$—	$—	$(61,214)

See Notes to Financial Statements

36

Notes to Schedule of Investments (Unaudited) (cont'd)

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Long Short
Futures contracts (unrealized depreciation)	$(4,178,920)	$—	$—	$(4,178,920)
Option contracts	(301,000)	—	—	(301,000)
Total	$(4,479,920)	$—	$—	$(4,479,920)

The Funds had no transfers between Levels 1 and 2 during the six months ended April 30, 2014.

## At April 30, 2014, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flexible Select	$84,725,729	$8,519,059	$911,443	$7,607,616
Global Allocation	32,227,757	1,208,748	693,877	514,871
Inflation Navigator	15,262,319	1,411,852	169,366	1,242,486
Long Short	2,266,912,731	174,233,583	31,472,381	142,761,202

* Security did not produce income during the last twelve months.

‡‡ At April 30, 2014, Long Short had outstanding put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Home Depot, Inc., Put	1,000	80	July 2014	$(299,000)
Weyerhaeuser Co., Put	400	28	May 2014	(2,000)
				$(301,000)

È All or a portion of this security is on loan.

ØØ All or a portion of this security is segregated in connection with obligations for common stocks sold short and/or forward foreign currency contracts and/or total return swap contracts and/or financial futures contracts.

‡ At April 30, 2014, Global Allocation had deposited $9,960,146 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. This collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities. At April 30, 2014, Long Short had deposited $339,621,994 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short.

§ Affiliated issuer (see Note F of Notes to Financial Statements).

a Principal amount is stated in the currency in which security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

NZD = New Zealand Dollar

GBP = Pound Sterling

SEK = Swedish Krona

b Effective June 2, 2014. Formerly, Dynamic Real Return Fund through June 1, 2014.

± See Note A-13 in the Notes to Financial Statements for the Funds' open positions in derivatives at April 30, 2014.

See Notes to Financial Statements

37

Statements of Asset and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION NAVIGATOR FUND[a]
	April 30, 2014	April 30, 2014	April 30, 2014
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers	$86,312,087	$32,742,628	$11,481,329
Affiliated issuers	6,021,258	—	5,023,476
	92,333,345	32,742,628	16,504,805
Cash	—	—	—
Foreign currency*	—	181,691	45,083
Deposits with brokers for short sales (Note A-10)	—	9,779,842	—
Deposits with brokers for futures contracts (Note A-13)	—	746,428	45,278
Deposits with brokers for option contracts (Note A-13)	—	—	—
Deposits with brokers for total return swaps (Note A-13)	—	50,000	—
Dividends and interest receivable	89,476	9,515	25,591
Receivable for securities sold	146,742	—	1,364
Receivable for Fund shares sold	—	206,000	—
Receivable from Management—net (Note B)	10,910	35,881	24,557
Total return swaps, at value (Note A-13)	—	278,120	—
Cash collateral for securities loaned (Note A-11)	—	180,304	—
Receivable for variation margin (Note A-13)	—	26,420	—
Receivable for open forward foreign currency contracts (Note A-13)	—	8,448	—
Prepaid expenses and other assets	38,001	28,456	26,142
Total Assets	92,618,474	44,273,733	16,672,820
Liabilities
Investments sold short, at value** (Note A)	—	9,609,600	—
Dividends and interest payable for short sales	—	4,276	—
Payable for collateral on securities loaned (Note A-11)	—	180,304	—
Payable to investment manager—net (Notes A & B)	44,067	17,969	5,781
Option contracts written, at value*** (Note A-13)	—	—	—
Payable for securities purchased	39,958	—	120,518
Payable for Fund shares redeemed	—	79,294	—
Payable to administrator—net (Note B)	—	—	—
Payable to trustees	1,563	1,536	1,536
Payable for variation margin (Note A-13)	—	—	7,309
Payable for open forward foreign currency contracts (Note A-13)	—	8,336	—
Accrued expenses and other payables	41,378	66,268	46,103
Total Liabilities	126,966	9,967,583	181,247
Net Assets	$92,491,508	$34,306,150	$16,491,573
Net Assets consist of:
Paid-in capital	$83,887,073	$32,704,883	$15,556,407
Undistributed net investment income (loss)	337,662	—	—
Distributions in excess of net investment income	—	(825,736)	(40,073)
Accumulated net realized gains (losses) on investments	505,224	1,653,479	(163,936)
Net unrealized appreciation (depreciation) in value of investments	7,761,549	773,524	1,139,175
Net Assets	$92,491,508	$34,306,150	$16,491,573
Net Assets
Institutional Class	92,100,358	18,027,057	16,174,952
Class A	278,068	10,964,567	208,590
Class C	113,082	5,314,526	108,031
See Notes to Financial Statements

38

Statements of Asset and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION NAVIGATOR FUND[a]
	April 30, 2014	April 30, 2014	April 30, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	8,093,058	1,622,804	1,506,866
Class A	24,469	990,154	19,465
Class C	10,002	485,197	10,115
Net Asset Value, offering and redemption price per share
Institutional Class	$11.38	$11.11	$10.73
Net Asset Value and redemption price per share
Class A	$11.36	$11.07	$10.72
Offering Price per share
Class A‡	$12.05	$11.75	$11.37
Net Asset Value and offering price per share
Class C^	$11.31	$10.95	$10.68
†Securities on loan, at value:
Unaffiliated issuers	$—	$176,586	$—
*Cost of Investments:
Unaffiliated issuers	$78,606,754	$32,136,553	$10,300,527
Affiliated issuers	5,965,128	—	5,021,289
Total cost of investments	$84,571,882	$32,136,553	$15,321,816
Total cost of foreign currency	$—	$179,188	$44,790
**Proceeds from investments sold short	$—	$9,446,820	$—
***Premium received from options written	$—	$—	$—

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a Formerly Dynamic Real Return Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

39

Statements of Asset and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds

LONG SHORT FUND
April 30, 2014
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,409,673,933
Affiliated issuers	—
2,409,673,933
Cash	2,650,171
Foreign currency*	—
Deposits with brokers for short sales (Note A-10)	339,621,994
Deposits with brokers for futures contracts (Note A-13)	10,720,105
Deposits with brokers for option contracts (Note A-13)	9,576,000
Deposits with brokers for total return swaps (Note A-13)	—
Dividends and interest receivable	7,144,783
Receivable for securities sold	18,452,624
Receivable for Fund shares sold	8,321,711
Receivable from Management—net (Note B)	—
Total return swaps, at value (Note A-13)	—
Cash collateral for securities loaned (Note A-11)	—
Receivable for variation margin (Note A-13)	—
Receivable for open forward foreign currency contracts (Note A-13)	—
Prepaid expenses and other assets	96,188
Total Assets	2,806,257,509
Liabilities
Investments sold short, at value** (Note A)	338,533,595
Dividends and interest payable for short sales	9,675
Payable for collateral on securities loaned (Note A-11)	—
Payable to investment manager—net (Notes A & B)	2,159,334
Option contracts written, at value*** (Note A-13)	301,000
Payable for securities purchased	25,228,393
Payable for Fund shares redeemed	3,880,742
Payable to administrator—net (Note B)	669,930
Payable to trustees	1,536
Payable for variation margin (Note A-13)	862,229
Payable for open forward foreign currency contracts (Note A-13)	—
Accrued expenses and other payables	427,312
Total Liabilities	372,073,746
Net Assets	$2,434,183,763
Net Assets consist of:
Paid-in capital	$2,310,917,212
Undistributed net investment income (loss)	—
Distributions in excess of net investment income	(953,720)
Accumulated net realized gains (losses) on investments	3,291,131
Net unrealized appreciation (depreciation) in value of investments	120,929,140
Net Assets	$2,434,183,763
Net Assets
Institutional Class	1,518,464,881
Class A	729,238,440
Class C	186,480,442

See Notes to Financial Statements

40

Statements of Asset and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

LONG SHORT FUND
April 30, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	119,718,735
Class A	57,901,100
Class C	15,043,149
Net Asset Value, offering and redemption price per share
Institutional Class	$12.68
Net Asset Value and redemption price per share
Class A	$12.59
Offering Price per share
Class A‡	$13.36
Net Asset Value and offering price per share
Class C^	$12.40
†Securities on loan, at value:
Unaffiliated issuers	$—
*Cost of Investments:
Unaffiliated issuers	$2,265,038,167
Affiliated issuers	—
Total cost of investments	$2,265,038,167
Total cost of foreign currency	$—
**Proceeds from investments sold short	$318,953,856
***Premium received from options written	$353,032

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a Formerly Dynamic Real Return Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

41

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION NAVIGATOR FUND[a]
	For the Six Months Ended April 30, 2014	For the Six Months Ended April 30, 2014	For the Six Months Ended April 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$846,429	$76,592	$104,190
Dividend income—affiliated issuers (Notes A-15 & F)	75,329	—	61,093
Interest and other income—unaffiliated issuers	83	—	28,217
Income from securities loaned—net (Note A-11)	—	497	—
Foreign taxes withheld (Note A-6)	(10,742)	(5,010)	(156)
Total income	$911,099	$72,079	$193,344
Expenses:
Investment management fees (Note B)	267,605	99,823	51,306
Administration fees (Note B)	26,761	9,215	4,736
Administration fees (Note B):
Institutional Class	40,009	7,742	6,991
Class A	184	8,571	148
Class C	109	4,939	103
Distribution fees (Note B):
Class A	230	10,714	185
Class C	547	24,697	515
Shareholder servicing agent fees:
Institutional Class	3,254	801	629
Class A	86	1,416	75
Class C	61	729	69
Audit fees	20,084	31,836	32,728
Custodian and accounting fees	48,047	53,670	28,691
Insurance expense	—	599	306
Legal fees	22,307	55,041	33,943
Registration and filing fees	46,619	25,448	49,996
Shareholder reports	5,477	6,177	5,809
Trustees' fees and expenses	17,739	17,751	17,751
Short sales expense (Note A-10)	—	57,023	—
Dividends and interest expense on securities sold short (Note A-10)	—	84,099	—
Miscellaneous	1,667	13,748	1,807
Total expenses	500,786	514,039	235,788
Expenses reimbursed by Management (Note B)	(120,732)	(247,747)	(163,862)
Investment management fees waived (Note A-15)	(7,445)	—	(17,116)
Total net expenses	372,609	266,292	54,810
Net investment income (loss)	$538,490	$(194,213)	$138,534

See Notes to Financial Statements

42

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION NAVIGATOR FUND[a]
	For the Six Months Ended April 30, 2014	For the Six Months Ended April 30, 2014	For the Six Months Ended April 30, 2014
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	668,733	1,739,344	(38,029)
Sales of investment securities of affiliated issuers	(5,656)	—	(4,565)
Sales of investment securities of unaffiliated issuers sold short	—	(602,994)	—
Realized gain distributions from affiliated issuers	—	—	30,706
Forward foreign currency contracts	—	15,486	—
Foreign currency	(169)	(9,135)	(1,165)
Financial futures contracts	—	335,875	(27,327)
Options written	—	—	—
Total return swap contracts	—	1,483,062	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	3,832,359	(755,865)	767,347
Affiliated investment securities	48,757	—	38,855
Unaffiliated investment securities sold short	—	(62,657)	—
Forward foreign currency contracts	—	(4,548)	—
Foreign currency	84	1,694	354
Financial futures contracts	—	(486,566)	(33,709)
Options written	—	—	—
Total return swap contracts	—	(249,476)	—
Net gain (loss) on investments	4,544,108	1,404,220	732,467
Net increase (decrease) in net assets resulting from operations	$5,082,598	$1,210,007	$871,001

a Formerly Dynamic Real Return Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

43

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds

LONG SHORT FUND
For the Six Months Ended April 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$9,269,857
Dividend income—affiliated issuers (Notes A-15 & F)	—
Interest and other income—unaffiliated issuers	10,368,947
Income from securities loaned—net (Note A-11)	—
Foreign taxes withheld (Note A-6)	(173,621)
Total income	$19,465,183
Expenses:
Investment management fees (Note B)	11,526,931
Administration fees (Note B)	615,686
Administration fees (Note B):
Institutional Class	570,001
Class A	631,423
Class C	154,195
Distribution fees (Note B):
Class A	789,279
Class C	770,976
Shareholder servicing agent fees:
Institutional Class	62,233
Class A	52,326
Class C	14,136
Audit fees	14,753
Custodian and accounting fees	178,101
Insurance expense	12,037
Legal fees	52,076
Registration and filing fees	257,791
Shareholder reports	34,954
Trustees' fees and expenses	17,751
Short sales expense (Note A-10)	1,564,637
Dividends and interest expense on securities sold short (Note A-10)	2,380,360
Miscellaneous	35,120
Total expenses	19,734,766
Expenses reimbursed by Management (Note B)	—
Investment management fees waived (Note A-15)	—
Total net expenses	19,734,766
Net investment income (loss)	$(269,583)

See Notes to Financial Statements

44

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)

LONG SHORT FUND
For the Six Months Ended April 30, 2014
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	20,322,681
Sales of investment securities of affiliated issuers	—
Sales of investment securities of unaffiliated issuers sold short	(10,119,983)
Realized gain distributions from affiliated issuers	—
Forward foreign currency contracts	—
Foreign currency	(11,404)
Financial futures contracts	(9,741,168)
Options written	1,426,851
Total return swap contracts	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	43,968,268
Affiliated investment securities	—
Unaffiliated investment securities sold short	(5,406,263)
Forward foreign currency contracts	—
Foreign currency	—
Financial futures contracts	(1,221,590)
Options written	106,572
Total return swap contracts	—
Net gain (loss) on investments	39,323,964
Net increase (decrease) in net assets resulting from operations	$39,054,381

a Formerly Dynamic Real Return Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

45

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46

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND		GLOBAL ALLOCATION FUND
	Six Months Ended April 30, 2014 (Unaudited)	Period from May 31, 2013 (Commencement of Operations) to October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$538,490	$141,121	$(194,213)	$(306,272)
Net realized gain (loss) on investments	662,908	(164,468)	2,961,638	1,430,530
Change in net unrealized appreciation (depreciation) of investments	3,881,200	3,880,349	(1,557,418)	2,185,771
Net increase (decrease) in net assets resulting from operations	5,082,598	3,857,002	1,210,007	3,310,029
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(335,177)	—	(1,423,702)	(158,784)
Class A	(302)	—	(632,740)	(62,020)
Class C	(17)	—	(373,622)	(11,158)
Net realized gain on investments:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(335,496)	—	(2,430,064)	(231,962)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	8,534	85,284,877	1,957,461	10,290,119
Class A	121,873	135,504	5,037,665	8,890,938
Class C	—	100,000	1,627,790	2,951,761
Proceeds from reinvestment of dividends and distributions:
Institutional Class	335,177	—	1,413,385	157,181
Class A	302	—	502,685	51,292
Class C	17	—	359,737	10,926
Payments for shares redeemed:
Institutional Class	(162,561)	(1,936,319)	(1,876,175)	(3,857,972)
Class A	—	—	(2,123,220)	(5,368,301)
Class C	—	—	(1,337,914)	(726,293)
Net increase (decrease) from Fund share transactions	303,342	83,584,062	5,561,414	12,399,651
Net Increase (Decrease) in Net Assets	5,050,444	87,441,064	4,341,357	15,477,718
Net Assets:
Beginning of period	87,441,064	—	29,964,793	14,487,075
End of period	$92,491,508	$87,441,064	$34,306,150	$29,964,793
Undistributed net investment income (loss) at end of period	$337,662	$134,668	$—	$1,798,541
Distributions in excess of net investment income at end of period	$—	$—	$(825,736)	$—

a Formerly Dynamic Real Return Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

47

	INFLATION NAVIGATOR FUND[a]		LONG SHORT FUND
	Six Months Ended April 30, 2014 (Unaudited)	Period from December 19, 2012 (Commencement of Operations) to October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$138,534	$218,670	$(269,583)	$(510,080)
Net realized gain (loss) on investments	(40,380)	(184,391)	1,876,977	10,428,460
Change in net unrealized appreciation (depreciation) of investments	772,847	366,328	37,446,987	81,517,853
Net increase (decrease) in net assets resulting from operations	871,001	400,607	39,054,381	91,436,233
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(332,927)	—	(641,523)	(107,714)
Class A	(1,920)	—	—	(36,085)
Class C	(1,167)	—	—	(1,288)
Net realized gain on investments:
Institutional Class	—	—	(4,964,829)	(787,269)
Class A	—	—	(2,452,314)	(315,555)
Class C	—	—	(609,411)	(37,516)
Total distributions to shareholders	(336,014)	—	(8,668,077)	(1,285,427)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	217,745	17,050,189	674,428,794	993,039,563
Class A	93,385	102,500	305,184,690	508,140,690
Class C	—	103,500	76,848,566	110,775,702
Proceeds from reinvestment of dividends and distributions:
Institutional Class	332,927	—	4,822,872	853,873
Class A	1,920	—	2,249,144	293,006
Class C	1,167	—	466,547	17,797
Payments for shares redeemed:
Institutional Class	(832,878)	(1,511,161)	(218,741,350)	(105,947,534)
Class A	—	—	(89,320,163)	(60,519,912)
Class C	—	(3,315)	(7,588,746)	(4,321,732)
Net increase (decrease) from Fund share transactions	(185,734)	15,741,713	748,350,354	1,442,331,453
Net Increase (Decrease) in Net Assets	349,253	16,142,320	778,736,658	1,532,482,259
Net Assets:
Beginning of period	16,142,320	—	1,655,447,105	122,964,846
End of period	$16,491,573	$16,142,320	$2,434,183,763	$1,655,447,105
Undistributed net investment income (loss) at end of period	$—	$157,407	$—	$—
Distributions in excess of net investment income at end of period	$(40,073)	$—	$(953,720)	$(42,614)

48

Notes to Financial Statements Alternative Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust. Global Allocation and Long Short are each non-diversified. Flexible Select and Inflation Navigator are each diversified. Inflation Navigator had no operations until December 19, 2012, other than matters relating to its organization and its registration of shares under the 1933 Act. Flexible Select had no operations until May 31, 2013, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders. Effective June 2, 2014, Neuberger Berman Dynamic Real Return Fund changed its name to Neuberger Berman Inflation Navigator Fund.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each of Global Allocation and Long Short to continue to, and the intention of each of Flexible Select and Inflation Navigator to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

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The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: accounting for passive foreign investment company gains and losses, reclassification of gain or loss from certain closed futures contracts under IRC §988, foreign currency gains and losses, partnership basis adjustment, reclassification of partnership capital, non-deductible Rule 12b-1 fees, ordinary loss netting to reduce short term capital gains, return of capital distributions and the characterization of distributions from real estate investment trusts ("REITs"), rollforward of swap true-up from prior years, reclassification of short sale dividend expense, non-deductible excise taxes, tax treatment of deflation adjustments on U.S. Treasury Inflation Protected Bonds and income recognized on total return swaps. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2013, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Flexible Select	$(331)	$(6,453)	$6,784
Global Allocation	—	2,029,738	(2,029,738)
Inflation Navigator	428	(61,263)	60,835
Long Short	—	506,204	(506,204)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

	Distributions Paid From:
	Ordinary Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2013		2012		2013		2012		2013		2012		2013		2012		2013		2012
Flexible Select	$—	(3)	$—		$—	(3)	$—		$—	(3)	$—		$—	(3)	$—		$—	(3)	$—
Global Allocation	231,962		561,328		—		—		—		15,500		—		—		231,962		576,828
Inflation Navigator	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—
Long Short	1,285,427		—	(1)	—		—	(1)	—		—	(1)	—		—	(1)	1,285,427		—	(1)

(1) Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(2) Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(3) Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

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As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Flexible Select	$160,825	$—	$3,777,987	$(55,388)	$(26,091)	$3,857,333
Global Allocation	2,427,035	—	1,671,533	(738,607)	(538,637)	2,821,324
Inflation Navigator	158,581	—	416,627	(175,029)	—	400,179
Long Short	8,015,333	—	84,907,528	—	(42,614)	92,880,247

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, organizational expenses, open return of capital basis adjustments, partnership basis adjustments, REIT basis adjustments, passive losses from partnership investments, mark to market on certain forward contracts and futures contract transactions, mark to market on certain swap contract transactions, short sales settlement date loss deferral, deferral of current and prior year IRC §1092 straddle losses, tax treatment of deflation adjustments on U.S. Treasury Inflation Protected Bonds and accrued but unrecognized income on total return swaps.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2013, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards (No Expiration Date)
	Long-Term	Short-Term
Flexible Select	$—	$55,388
Global Allocation	104,885	633,722
Inflation Navigator	—	175,029

6 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

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9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Deposits with brokers for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender) and, for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Funds and are excluded from the contractual expense limitation. At April 30, 2014, Global Allocation had pledged cash in the amount of $9,779,842 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At April 30, 2014, Long Short had pledged cash in the amount of $339,621,994 to State Street to cover collateral requirements for borrowing in connection with securities sold short.

11 Security lending: Each of Global Allocation and Long Short, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2014, Global Allocation received net income under the securities lending arrangement of $497. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of April 30, 2014, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of April 30, 2014, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$176,586	$180,304

12 Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in

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excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-15 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

13 Derivative instruments: During the six months ended April 30, 2014, the Funds' use of derivatives, as described below for each Fund, except for Flexible Select, was limited to total return swaps, financial futures contracts, forward foreign currency contracts, and purchased and written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the six months ended April 30, 2014, Global Allocation used total return swaps to provide investment exposure to the benchmark indices. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At April 30, 2014, the outstanding total return swap contracts for Global Allocation were as follows:

			Rate Type
Swap Counterparty	Notional Amount	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank N.A.	$13,668,117	January 7, 2015	.742	%(1)	J.P. Morgan Global Government Bond Total Return Index Unhedged	$(5,916)	$136,772	$130,856
J.P. Morgan Chase Bank N.A.	16,998,557	January 14, 2015	.202	%(2)	MSCI Daily Total Return Net World Index	(1,626)	148,890	147,264
Total						$(7,542)	$285,662	$278,120

(1) 1 month LIBOR plus .59% at April 7, 2014.

(2) 1 month LIBOR minus .05% at April 10, 2014.

For the six months ended April 30, 2014, the average notional value of total return swap contracts for Global Allocation was $27,743,288.

At April 30, 2014, Global Allocation had deposited $50,000 in a segregated account to cover margin requirements for total return swap contracts.

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Financial futures contracts: During the six months ended April 30, 2014, Global Allocation entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions, including adjusting the investment exposures provided by the Fund's total return swaps, described above, to the benchmark indices. In addition, the Fund also utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices. During the six months ended April 30, 2014, Inflation Navigator entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2014, Long Short entered into financial futures contracts on the broader market index and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At April 30, 2014, open positions in financial futures contracts were as follows:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	May 2014	6 Hang Seng Index Future	Short	$1,978
Global Allocation	June 2014	29 Canadian Treasury Bond, 10 Year	Short	(20,578)
Global Allocation	June 2014	16 German Euro-Bund	Short	(27,267)
Global Allocation	June 2014	22 FTSE 100 Index	Short	(84,229)
Global Allocation	June 2014	7 Mini MSCI Emerging Markets Index	Short	(20,869)
Global Allocation	June 2014	4 Canadian Currency	Short	(4,730)
Global Allocation	June 2014	3 Australian Dollar/U.S. Dollar Currency	Short	(10,238)
Global Allocation	June 2014	2 Japanese Yen	Short	(1,305)
Global Allocation	June 2014	9 SPI 200 Index	Long	24,637

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Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	June 2014	11 Australian Treasury Bond, 10 Year	Long	$11,869
Global Allocation	June 2014	15 S&P TSX 60 Index	Long	50,483
Global Allocation	June 2014	15 Euro STOXX 50 Index	Long	17,531
Global Allocation	June 2014	2 Euro-Bund	Long	3,091
Global Allocation	June 2014	1 FTSE 100 Index	Long	4,203
Global Allocation	June 2014	8 UK Long Gilt Bond	Long	16,734
Global Allocation	June 2014	2 Topix Index	Long	(5,839)
Global Allocation	June 2014	23 Mini Japanese Government Bond, 10 Year	Long	2,313
Global Allocation	June 2014	19 S&P 500 E-Mini Index	Long	34,674
Global Allocation	June 2014	1 Canadian Currency	Long	2,398
Global Allocation	June 2014	46 U.S. Treasury Note, 10 Year	Long	38,145
Global Allocation	June 2014	2 Australian Dollar/U.S. Dollar Currency	Long	915
Global Allocation	June 2014	6 GBP Currency	Long	10,824
Global Allocation	June 2014	4 Euro Currency	Long	3,616
Global Allocation	June 2014	4 Japanese Yen	Long	1,128
Total				$49,484
Inflation Navigator	June 2014	2 Australian Dollar/U.S. Dollar Currency	Short	$(7,156)
Inflation Navigator	June 2014	1 Government of Canada Bond, 10 Year	Short	(1,198)
Inflation Navigator	June 2014	2 Euro Currency	Short	(1,518)
Inflation Navigator	June 2014	1 Euro-Bund	Short	(1,834)
Inflation Navigator	June 2014	1 Japanese Currency	Short	(915)
Inflation Navigator	June 2014	1 Mini Japanese Government Bond, 10 year	Short	(63)
Inflation Navigator	June 2014	2 New Zealand Dollar	Short	(3,936)
Inflation Navigator	June 2014	8 Ultra Long U.S. Treasury Bond	Short	(43,229)
Inflation Navigator	June 2014	1 U.S. Treasury Note, 2 Year	Short	(49)
Inflation Navigator	June 2014	1 Canadian Banker's Acceptance	Long	(48)
Inflation Navigator	June 2014	4 GBP Currency	Long	6,618
Inflation Navigator	June 2014	3 Long U.S. Treasury Bond	Long	5,341
Inflation Navigator	June 2014	3 U.S. Treasury Note, 10 Year	Long	650
Inflation Navigator	December 2014	1 Euribor, 3 Month	Long	155
Inflation Navigator	December 2016	1 Eurodollar, 90 Day	Long	563
Inflation Navigator	December 2016	2 Sterling Interest Rate, 3 Month	Long	(1,268)
Total				$(47,887)
Long Short	June 2014	2,094 S&P 500 E-Mini Index	Short	$(4,071,250)
Long Short	June 2014	530 U.S. Treasury Note, 10 Year	Short	(107,670)
Total				$(4,178,920)

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During the six months ended April 30, 2014, the average notional value of financial futures contracts was:

	Long positions	Short positions
Global Allocation	$21,307,870	$(10,955,464)
Inflation Navigator	$1,507,175	$(2,020,656)
Long Short	$—	$(188,411,174)

At April 30, 2014, the notional value of financial futures contracts was:

	Long Positions	Short Positions
Global Allocation	$20,372,230	$(11,259,675)
Inflation Navigator	$2,427,767	$(2,686,306)
Long Short	$—	$(262,559,724)

At April 30, 2014, the Funds had deposited the following in segregated accounts to cover margin requirements on open financial futures contracts:

Global Allocation	$746,428
Inflation Navigator	$45,278
Long Short	$10,720,105

Forward foreign currency contracts: During the six months ended April 30, 2014, Global Allocation entered into forward foreign currency contracts ("forward contracts") to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund's total return swaps, described above.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At April 30, 2014, open forward contracts for Global Allocation were as follows:

	Contracts Received		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	402,036	Brazilian Real	$175,600	Goldman Sachs	May 9, 2014	$4,478
	1,892,621,440	Indonesian Rupiah	166,604	J.P. Morgan Chase Bank N.A.	May 9, 2014	(3,015)
	128,483	Polish Zloty	42,317	J.P. Morgan Chase Bank N.A.	May 9, 2014	109
	3,060,057	New Taiwan Dollar	100,962	J.P. Morgan Chase Bank N.A.	May 9, 2014	381
	1,815,854	South African Rand	170,602	Barclays Bank PLC	May 9, 2014	1,890
Total						$3,843

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	Contracts Delivered		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	54,968,998	Chilean Peso	$98,963	Goldman Sachs	May 9, 2014	$1,590
	2,033,072	Czech Koruna	101,961	Barclays Bank PLC	May 9, 2014	(776)
	32,975,544	Hungarian Forint	147,278	Morgan Stanley	May 9, 2014	(1,838)
	48,436,647	South Korean Won	45,649	Morgan Stanley	May 9, 2014	(1,221)
	1,120,429	Mexican Peso	85,301	Barclays Bank PLC	May 9, 2014	(313)
	223,292	Singapore Dollar	176,933	Goldman Sachs	May 9, 2014	(1,173)
Total						$(3,731)

For the six months ended April 30, 2014, Global Allocation's investment in forward contracts had an average value of $1,387,301.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Long Short for the six months ended April 30, 2014. Written option transactions for Long Short for the six months ended April 30, 2014 were:

Long Short

	Number	Value When Written
Contracts outstanding 10/31/2013	15,000	$2,251,460
Contracts written	3,650	622,822
Contracts expired	(7,000)	(864,485)
Contracts exercised	(3,250)	(818,280)
Contracts closed	(7,000)	(838,485)
Contracts outstanding 4/30/2014	1,400	$353,032

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

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Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short for the six months ended April 30, 2014. Purchased option transactions for Long Short for the six months ended April 30, 2014 were:

Long Short

	Number	Value When Purchased
Contracts outstanding 10/31/2013	21,950	$6,027,325
Contracts purchased	6,000	1,069,080
Contracts expired	(23,450)	(6,358,075)
Contracts exercised	—	—
Contracts closed	(4,500)	(738,330)
Contracts outstanding 4/30/2014	—	$—

For the six months ended April 30, 2014, Long Short had an average market value of $643,429 in purchased options and $(442,714) in written options.

At April 30, 2014, the Funds (except Flexible Select) had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Total return swaps, at value(1)	$—	$—	$278,120	$278,120
Futures contracts	Receivable/Payable for variation margin(2)	72,152	18,882	133,505	224,539
Forward contracts	Receivable for open forward foreign currency contracts	—	8,448	—	8,448
Total Value—Assets		$72,152	$27,330	$411,625	$511,107
Inflation Navigator
Futures contracts	Receivable/Payable for variation margin(2)	$6,709	$6,618	$—	$13,327
Total Value—Assets		$6,709	$6,618	$—	$13,327
Long Short
Option contracts purchased	Investments in securities, at value	$—	$—	$—	$—
Total Value—Assets		$—	$—	$—	$—

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Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Total return swaps, at value(1)	$—	$—	$—	$—
Futures contracts	Receivable/Payable for variation margin(2)	(47,845)	(16,273)	(110,937)	(175,055)
Forward contracts	Payable for open forward foreign currency contracts	—	(8,336)	—	(8,336)
Total Value—Liabilities		$(47,845)	$(24,609)	$(110,937)	$(183,391)
Inflation Navigator
Futures contracts	Receivable/Payable for variation margin(2)	$(47,689)	$(13,525)	$—	$(61,214)
Total Value—Liabilities		$(47,689)	$(13,525)	$—	$(61,214)
Long Short
Futures contracts	Receivable/Payable for variation margin(2)	$(107,670)	$—	$(4,071,250)	$(4,178,920)
Option contracts written	Option contracts written, at value	—	—	(301,000)	(301,000)
Total Value—Liabilities		$(107,670)	$—	$(4,372,250)	$(4,479,920)

(1) "Swap contracts" reflects the appreciation (depreciation) of the total return swap contracts plus accrued interest as of April 30, 2014, which is reflected in the Statements of Assets and Liabilities under the caption "Total return swaps, at value."

(2) "Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2014, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2014, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

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The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2014, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Net realized gain (loss) on: total return swap contracts	$—	$—	$1,483,062	$1,483,062
Futures contracts	Net realized gain (loss) on: financial futures contracts	(162,923)	(71,611)	570,409	335,875
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	15,486	—	15,486
Total Realized Gain (Loss)		$(162,923)	$(56,125)	$2,053,471	$1,834,423
Inflation Navigator
Futures contracts	Net realized gain (loss) on: financial futures contracts	$(33,974)	$6,647	$—	$(27,327)
Total Realized Gain (Loss)		$(33,974)	$6,647	$—	$(27,327)
Long Short
Futures contracts	Net realized gain (loss) on: financial futures contracts	$(101,016)	$—	$(9,640,152)	$(9,741,168)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(6,847,585)	(6,847,585)
Option contracts written	Net realized gain (loss) on: options written	—	—	1,426,851	1,426,851
Total Realized Gain (Loss)		$(101,016)	$—	$(15,060,886)	$(15,161,902)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: total return swap contracts	$—	$—	$(249,476)	$(249,476)
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(164,244)	(81,361)	(240,961)	(486,566)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	(4,548)	—	(4,548)
Total Change in Appreciation (Depreciation)		$(164,244)	$(85,909)	$(490,437)	$(740,590)

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Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Inflation Navigator
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(29,407)	$(4,302)	$—	$(33,709)
Total Change in Appreciation (Depreciation)		$(29,407)	$(4,302)	$—	$(33,709)
Long Short
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(97,434)	$—	$(1,124,156)	$(1,221,590)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	3,067,075	3,067,075
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options written	—	—	106,572	106,572
Total Change in Appreciation (Depreciation)		$(97,434)	$—	$2,049,491	$1,952,057

During the current reporting period, the Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only Global Allocation at April 30, 2014. Global Allocation's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present Global Allocation's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by Global Allocation for assets and pledged by Global Allocation for liabilities as of April 30, 2014.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Swap contracts	$278,120	$—	$278,120
Forward contracts	8,448	—	8,448
Securities lending	176,586	—	176,586
Total	$463,154	$—	$463,154

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Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Barclays Bank PLC	$1,890	$(1,089)	$—	$801
Goldman Sachs	6,068	(1,173)	—	4,895
J.P. Morgan Chase Bank N.A.	278,610	(3,015)	—	275,595
State Street Bank and Trust Company	176,586	—	(176,586)	—
Total	$463,154	$(5,277)	$(176,586)	$281,291

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Forward contracts	$(8,336)	$—	$(8,336)
Total	$(8,336)	$—	$(8,336)
Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Barclays Bank PLC	$(1,089)	$1,089	$—	$—
Goldman Sachs	(1,173)	1,173	—	—
J.P. Morgan Chase Bank N.A.	(3,015)	3,015	—	—
Morgan Stanley	(3,059)	—	—	(3,059)
Total	$(8,336)	$5,277	$—	$(3,059)

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of April 30, 2014, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by Global Allocation to each counterparty as of April 30, 2014.

14 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15 Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through April 30, 2014, Flexible Select invested in Neuberger Berman Core Bond Fund (an "Underlying Fund"). Through April 30, 2014, Inflation Navigator invested in Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, and Neuberger Berman Risk Balanced Commodity Strategy Fund (collectively the "Underlying Funds") (See Note F).

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For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the fiscal period ended April 30, 2014, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal period ended April 30, 2014, income earned under this Arrangement on Flexible Select's and Inflation Navigator's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the fiscal period ended April 30, 2014, management fees waived and income earned under this Arrangement on Flexible Select's and Inflation Navigator's investments in the Underlying Funds were as follows:

	Management fees waived	Income earned
Flexible Select	$7,445	$75,329
Inflation Navigator	17,116	61,093

16 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Flexible Select pays Management a fee at the annual rate of 0.600% of the first $250 million of the Fund's average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% of the average daily net assets in excess of $4 billion. Global Allocation pays Management a fee at the annual rate of 0.650% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion, and 0.600% of average daily net assets in excess of $2 billion. Inflation Navigator pays Management a fee at the annual rate of 0.650% of the first $250 million of the Fund's average daily net assets, 0.625% of the next $250 million, 0.600% of the next $250 million, 0.575% of the next $250 million, 0.550% of the next $500 million, 0.525% of the next $2.5 billion, and 0.500% of the average daily net assets in excess of $4 billion. Long Short pays Management a fee at the annual rate of 1.200% of the first $250 million of the Fund's average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2014, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% (0.58% after management fee waiver (See Note A-15)), 0.65%, 0.65% (0.43% after management fee waiver (See Note A-15)), and 1.12% of Flexible Select's, Global Allocation's, Inflation Navigator's and Long Short's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and each Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, and, as of June 22, 2011 for Global Allocation and as of the commencement of operations for Flexible Select, Inflation Navigator and Long Short, exclude dividend expenses relating to short sales as well as interest

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expenses relating to short sales for Flexible Select and Inflation Navigator, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2014, there was no repayment to Management under these agreements.

At April 30, 2014, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Period Ending October 31,
				2011		2012		2013		2014
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2014		2015		2016		2017
Flexible Select Institutional Class	0.85%		10/31/17	$—		$—		$216,729	(6)	$120,192
Flexible Select Class A	1.21%		10/31/17	—		—		2,426	(6)	334
Flexible Select Class C	1.96%		10/31/17	—		—		2,202	(6)	206
Global Allocation Institutional Class	0.90	%(5)	10/31/17	894,111	(2)	342,304		253,136		137,622
Global Allocation Class A	1.26	%(5)	10/31/17	11,162	(2)	125,936		141,365		70,095
Global Allocation Class C	2.01	%(5)	10/31/17	6,919	(2)	19,134		71,481		40,030
Inflation Navigator Institutional Class	0.90%		10/31/17	—		—		438,126	(4)	161,116
Inflation Navigator Class A	1.26%		10/31/17	—		—		5,378	(4)	1,613
Inflation Navigator Class C	2.01%		10/31/17	—		—		5,378	(4)	1,133
Long Short Institutional Class	1.70%		10/31/17	—		—	(3)	—		—
Long Short Class A	2.06%		10/31/17	—		—	(3)	—		—
Long Short Class C	2.81%		10/31/17	—		—	(3)	—		—

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(3) Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(4) Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(5) Prior to February 28, 2013, the contractual expense limitation was 1.20% for Institutional Class, 1.56% for Class A and 2.31% for Class C.

(6) Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation and Inflation Navigator, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Neuberger Berman LLC ("Neuberger"), as the sub-adviser to Flexible Select and Long Short, is retained by Management to furnish it with investment recommendations, research information and related services without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.
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However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Flexible Select Class A	$128	$—	$—	$—
Flexible Select Class C	—	—	—	—
Global Allocation Class A	5,651	4,534	—	—
Global Allocation Class C	—	357	—	—
Inflation Navigator Class A	—	—	—	—
Inflation Navigator Class C	—	—	—	—
Long Short Class A	87,934	22,163	—	—
Long Short Class C	—	7,365	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2014, there were purchase and sale transactions of long-term securities (excluding total return swaps, financial futures contracts, forward foreign currency contracts and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Flexible Select	$25,912,534	$—	$25,576,977	$—
Global Allocation	7,468,891	6,453,457	9,900,767	7,554,140
Inflation Navigator	2,850,788	—	3,381,509	—
Long Short	1,009,726,930	280,530,621	422,443,150	201,531,333

During the six months ended April 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

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Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2014 and for the year ended October 31, 2013 was as follows:

	For the Six Months Ended April 30, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Flexible Select
Institutional Class	769	30,471	(14,743)	16,497	8,265,459	—	(188,898)	8,076,561	(2)
Class A	10,906	27	—	10,933	13,536	—	—	13,536	(2)
Class C	—	2	—	2	10,000	—	—	10,000	(2)
Global Allocation
Institutional Class	177,193	129,312	(165,915)	140,590	951,702	14,913	(349,004)	617,611
Class A	458,673	46,075	(194,501)	310,247	832,046	4,880	(490,611)	346,315
Class C	148,297	33,247	(122,129)	59,415	278,048	1,044	(66,913)	212,179
Inflation Navigator
Institutional Class	20,928	32,833	(81,167)	(27,406)	1,682,682	—	(148,410)	1,534,272	(1)
Class A	9,030	189	—	9,219	10,246	—	—	10,246	(1)
Class C	—	115	—	115	10,343	—	(343)	10,000	(1)
Long Short
Institutional Class	53,515,213	382,464	(17,391,675)	36,506,002	83,663,403	76,375	(8,872,962)	74,866,816
Class A	24,366,245	179,358	(7,115,065)	17,430,538	43,047,040	26,279	(5,046,542)	38,026,777
Class C	6,225,214	37,716	(614,615)	5,648,315	9,454,741	1,606	(366,848)	9,089,499

(1) Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(2) Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

Note E—Line of Credit:

At April 30, 2014, each Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2014. During the period ended April 30, 2014, none of the Funds utilized this line of credit.

At April 30, 2014, the Funds were participants in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this

66

line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2014. During the period ended April 30, 2014, none of the Funds utilized this line of credit.

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2014	Value April 30, 2014	Distributions from Investments in Affiliated Issuers(2)		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Flexible Select
Neuberger Berman Core Bond Fund Institutional Class	576,112	26,476	26,267	576,321	$6,021,258	$75,329		$(5,656)
Inflation Navigator
Neuberger Berman Emerging Markets Equity Fund Institutional Class	84,322	445	—	84,767	$1,406,788	$7,294		$—
Neuberger Berman Floating Rate Income Fund Institutional Class	88,308	1,663	—	89,971	921,261	17,620		—
Neuberger Berman High Income Bond Fund Institutional Class	159,659	6,712	76,745	89,626	851,615	66,885		(2,104)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	161,988	37,421	5,518	193,891	1,843,812	—	*	(2,461)
Total					$5,023,476	$91,799		$(4,565)

(1) Affiliated issuers, as defined in the 1940 Act.

(2) Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

* Security did not produce income during the last twelve months.

Other: At April 30, 2014, there were affiliated investors owning 0.2% and 26.7% of Flexible Select's and Inflation Navigator's outstanding shares, respectively.

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Note G—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued "Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Funds' financial statements, Management expects that the impact of the Funds' adoption will be limited to additional financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively.
Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return††
Flexible Select Fund
Institutional Class
4/30/2014 (Unaudited)	$10.80	$0.07	$0.55	$0.62	$(0.04)	$—	$(0.04)	$11.38	5.77	%**
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.04	$0.76	$0.80	$—	$—	$—	$10.80	8.00	%**
Class A
4/30/2014 (Unaudited)	$10.78	$0.05	$0.55	$0.60	$(0.02)	$—	$(0.02)	$11.36	5.59	%**
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.02	$0.76	$0.78	$—	$—	$—	$10.78	7.80	%**
Class C
4/30/2014 (Unaudited)	$10.75	$0.01	$0.55	$0.56	$(0.00)	$—	$(0.00)	$11.31	5.23	%**
Period from 5/31/2013^ to 10/31/2013	$10.00	$(0.01)	$0.76	$0.75	$—	$—	$—	$10.75	7.50	%**
Global Allocation Fund
Institutional Class
4/30/2014 (Unaudited)	$11.63	$(0.05)	$0.52	$0.47	$(0.99)	$—	$(0.99)	$11.11	4.19	%**
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$(0.15)	$11.63	14.56%
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$(0.90)	$10.30	9.60%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$10.30	3.00	%**
Class A
4/30/2014 (Unaudited)	$11.57	$(0.07)	$0.51	$0.44	$(0.94)	$—	$(0.94)	$11.07	3.94	%**
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$(0.12)	$11.57	14.15%
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$(0.88)	$10.25	9.24%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$10.27	2.70	%**

See Notes to Financial Highlights

69

	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Flexible Select Fund
Institutional Class
4/30/2014 (Unaudited)	$92.1	1.12	%*	1.12	%Ø*	.83	%*	.83	%Ø*	1.21	%*	30	%**	30	%Ø**
Period from 5/31/2013^ to 10/31/2013	$87.2	1.97	%‡*	1.97	%‡Ø*	.83	%‡*	.83	%‡Ø*	.95	%‡*	20	%**	20	%Ø**
Class A
4/30/2014 (Unaudited)	$0.3	1.57	%*	1.57	%Ø*	1.19	%*	1.19	%Ø*	.84	%*	30	%**	30	%Ø**
Period from 5/31/2013^ to 10/31/2013	$0.1	5.09	%‡*	5.09	%‡Ø*	1.19	%‡*	1.19	%‡Ø*	.57	%‡*	20	%**	20	%Ø**
Class C
4/30/2014 (Unaudited)	$0.1	2.34	%*	2.34	%Ø*	1.94	%*	1.94	%Ø*	.10	%*	30	%**	30	%Ø**
Period from 5/31/2013^ to 10/31/2013	$0.1	6.71	%‡*	6.71	%‡Ø*	1.94	%‡*	1.94	%‡Ø*	(.18	)%‡*	20	%**	20	%Ø**
Global Allocation Fund
Institutional Class
4/30/2014 (Unaudited)	$18.0	3.06	%*	2.51	%*	1.46	%*	.91	%*	(.99	)%*	75	%**	73	%**
10/31/2013	$17.2	3.23%		2.73%		1.48%		.98%		(.85)%		187%		158%
10/31/2012	$8.9	5.01%		4.55%		1.68%		1.22%		(1.19)%		446%		423%
Period from 12/29/2010^ to 10/31/2011	$5.8	18.45	%‡*	18.31	%‡*^^	1.36	%‡*	1.21	%‡*^^	(.95	)%‡*	268	%**	216	%**
Class A
4/30/2014 (Unaudited)	$11.0	3.44	%*	2.90	%*	1.81	%*	1.27	%*	(1.33	)%*	75	%**	73	%**
10/31/2013	$7.9	3.58%		3.07%		1.84%		1.33%		(1.25)%		187%		158%
10/31/2012	$3.4	5.41%		4.93%		2.07%		1.59%		(1.48)%		446%		423%
Period from 12/29/2010^ to 10/31/2011	$0.1	22.01	%‡*	21.63	%‡*^^	1.96	%‡*	1.58	%‡*^^	(1.64	)%‡*	268	%**	216	%**

70

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return††
Class C
4/30/2014 (Unaudited)	$11.43	$(0.12)	$0.52	$0.40	$(0.88)	$—	$(0.88)	$10.95	3.61	%**
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$(0.04)	$11.43	13.30%
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$(0.85)	$10.13	8.34%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$10.21	2.10	%**
Inflation Navigator Fund§§
Institutional Class
4/30/2014 (Unaudited)	$10.38	$0.09	$0.48	$0.57	$(0.22)	$—	$(0.22)	$10.73	5.63	%**
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.17	$0.21	$0.38	$—	$—	$—	$10.38	3.80	%**
Class A
4/30/2014 (Unaudited)	$10.35	$0.07	$0.49	$0.56	$(0.19)	$—	$(0.19)	$10.72	5.49	%**
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.14	$0.21	$0.35	$—	$—	$—	$10.35	3.50	%**
Class C
4/30/2014 (Unaudited)	$10.28	$0.03	$0.49	$0.52	$(0.12)	$—	$(0.12)	$10.68	5.09	%**
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.07	$0.21	$0.28	$—	$—	$—	$10.28	2.80	%**
Long Short Fund
Institutional Class
4/30/2014 (Unaudited)	$12.48	$0.01	$0.25	$0.26	$(0.01)	$(0.05)	$(0.06)	$12.68	2.09	%**
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$(0.09)	$12.48	13.47%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$11.09	10.90	%**
Class A
4/30/2014 (Unaudited)	$12.41	$(0.01)	$0.24	$0.23	$—	$(0.05)	$(0.05)	$12.59	1.88	%**
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$(0.09)	$12.41	13.08%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$11.06	10.60	%**

See Notes to Financial Highlights

71

	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Class C
4/30/2014 (Unaudited)	$5.3	4.19	%*	3.64	%*	2.57	%*	2.02	%*	(2.11	)%*	75	%**	73	%**
10/31/2013	$4.9	4.35%		3.85%		2.59%		2.09%		(1.99)%		187%		158%
10/31/2012	$2.2	6.47%		6.03%		2.78%		2.34%		(2.26)%		446%		423%
Period from 12/29/2010^ to 10/31/2011	$0.0	25.07	%‡*	24.87	%‡*^^	2.52	%‡*	2.33	%‡*^^	(2.12	)%‡*	268	%**	216	%**
Inflation Navigator Fund§§
Institutional Class
4/30/2014 (Unaudited)	$16.2	2.97	%*	2.97	%Ø*	.68	%*	.68	%Ø*	1.77	%*	18	%**	18	%Ø**
Period from 12/19/2012^ to 10/31/2013	$15.9	4.55	%‡*	4.55	%‡Ø*	.69	%‡*	.69	%‡Ø*	1.92	%‡*	45	%**	45	%Ø**
Class A
4/30/2014 (Unaudited)	$0.2	3.44	%*	3.44	%Ø*	1.04	%*	1.04	%Ø*	1.33	%*	18	%**	18	%Ø**
Period from 12/19/2012^ to 10/31/2013	$0.1	6.99	%‡*	6.99	%‡Ø*	1.04	%‡*	1.04	%‡Ø*	1.59	%‡*	45	%**	45	%Ø**
Class C
4/30/2014 (Unaudited)	$0.1	4.21	%*	4.21	%Ø*	1.79	%*	1.79	%Ø*	.66	%*	18	%**	18	%Ø**
Period from 12/19/2012^ to 10/31/2013	$0.1	7.76	%‡*	7.76	%‡Ø*	1.79	%‡*	1.79	%‡Ø*	.84	%‡*	45	%**	45	%Ø**
Long Short Fund
Institutional Class
4/30/2014 (Unaudited)	$1,518.5	1.73	%*	1.49	%*	1.73	%*	1.49	%*	.17	%*	37	%**	26	%**
10/31/2013	$1,038.2	1.75%		1.60%		1.75	%§	1.60	%§	.10%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$92.6	2.78	%‡*	2.65	%‡*	1.83	%‡*	1.70	%‡*	.40	%‡*	93	%**	56	%**
Class A
4/30/2014 (Unaudited)	$729.2	2.09	%*	1.86	%*	2.09	%*	1.86	%*	(.19	)%*	37	%**	26	%**
10/31/2013	$502.1	2.08%		1.94%		2.08	%§	1.94	%§	(.23)%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$27.0	3.21	%‡*	3.11	%‡*	2.17	%‡*	2.06	%‡*	.05	%‡*	93	%**	56	%**

72

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return††
Class C
4/30/2014 (Unaudited)	$12.26	$(0.06)	$0.25	$0.19	$—	$(0.05)	$(0.05)	$12.40	1.58	%**
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$(0.07)	$12.26	12.23%
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$10.99	9.90	%**

See Notes to Financial Highlights

73

	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Class C
4/30/2014 (Unaudited)	$186.5	2.85	%*	2.61	%*	2.85	%*	2.61	%*	(.95	)%*	37	%**	26	%**
10/31/2013	$115.1	2.83%		2.68%		2.83	%§	2.68	%§	(1.00)%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$3.4	4.34	%‡*	4.20	%‡*	2.95	%‡*	2.81	%‡*	(.69	)%‡*	93	%**	56	%**

74

Notes to Financial Highlights (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

^ The date investment operations commenced.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@ Calculated based on the average number of shares outstanding during each fiscal period.

§ After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend Expenses on Securities Sold Short	Excluding Dividend Expenses on Securities Sold Short
	Year Ended October 31, 2013
Long Short Fund Institutional Class	1.69%	1.54%
Long Short Fund Class A	2.06%	1.92%
Long Short Fund Class C	2.81%	2.66%

* Annualized.

** Not annualized.

^^ As of June 22, 2011, Global Allocation's Institutional Class, Class A and Class C contractual expense limitations exclude dividend expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations (See Note B of Notes to Financial Statements).

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø Flexible Select and Inflation Navigator did not engage in short sales.

§§ Effective June 2, 2014, Neuberger Berman Dynamic Real Return Fund changed its name to Neuberger Berman Inflation Navigator Fund.

75

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

76

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

77

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0088 06/14

Neuberger Berman
Alternative and
Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Risk Balanced Commodity Strategy Fund

Semi-Annual Report

April 30, 2014

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	6
CONSOLIDATED SCHEDULE OF INVESTMENTS	8
CONSOLIDATED FINANCIAL STATEMENTS	15
CONSOLIDATED FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	29
Directory	32
Proxy Voting Policies and Procedures	33
Quarterly Portfolio Schedule	33

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Risk Balanced Commodity Strategy Fund. The report includes a portfolio commentary, a consolidated listing of the Fund's investments and its unaudited consolidated financial statements for the six months ended April 30, 2014. The Fund seeks to generate returns that are not highly correlated with other major asset classes and that may improve the overall risk-reward profile of an investment portfolio.

The commodity market began the reporting period on a weak note, as the asset class as a whole declined in November of 2013. However, commodities largely rallied during the subsequent five months of the period. This turnaround was triggered by a number of factors, including the harsh winter that propelled the price of natural gas higher, the conflict in Ukraine which impacted wheat prices, and decelerating economic growth in China that served as a headwind for many industrial metals.

Looking ahead, in our view commodity prices, which in recent years have been driven by macroeconomic and geopolitical events, should continue trading more in line with their underlying fundamentals. Against this backdrop, we believe certain commodities that either rallied sharply or weakened of late could experience a reversion to the mean. We continue to believe that commodities remain an important long-term investment opportunity and a way for investors to more thoroughly diversify their portfolios.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Risk Balanced Commodity Strategy Fund Commentary

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Class A generated a total return of 5.35% at NAV for the six months ended April 30, 2014 but underperformed its benchmark, the Dow Jones-UBS Commodity Index, which posted a 10.07% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The commodity market was mixed during the reporting period, but overall generated positive returns. After a challenging year for the asset class in 2013, a number of commodities have rallied thus far in 2014. Looking at the six months as a whole, coffee posted the strongest results due to extreme droughts in Brazil, which is the world's largest grower and exporter of the commodity. Within the energy sector, natural gas futures surged as frigid temperatures gripped the northeastern U.S. boosting the demand for heating fuel. Conversely, silver performed poorly in late 2013, and copper experienced a meaningful decline in part due to weak manufacturing activity in China.

The Fund's Dynamic Core strategy selects weights by focusing on risk, liquidity and yield. The Fund's underperformance versus the index was largely due to its underweights to natural gas, a particularly volatile commodity, and coffee, which surged by more than 80% over the reporting period. Elsewhere, the Fund's small underweights to the agriculture and softs sectors led to modest underperformance. On the upside, the Fund's positioning in precious metals and livestock were positive for performance, whereas its exposure to industrial metals did not meaningfully impact results.

The Fund's Tactical Strategy actively manages the Dynamic Core exposures by taking advantage of short- to medium-term opportunities based on factors including macroeconomics, supply/demand, the pricing relationships among commodities and the shape of the futures curve. The Fund's tactical positioning contributed to performance during the reporting period.

Sentiment for the commodity asset class appears to have improved and we believe that commodity prices may once again be impacted by underlying fundamentals, rather than views regarding the broader market. Looking ahead at the different sectors, in our opinion we are currently entering a critical period for agricultural commodities, where weather-driven events tend to have large impacts on prices. Within energy, natural gas inventories have declined during the unusually harsh winter and we believe it may be difficult for production to ramp up in a timely manner ahead of increased electricity demand during the summer months. Not all commodity markets' fundamentals are positive, though. For example, lean hog prices rallied unexpectedly during the first quarter of 2014 due to a deadly virus that affected piglets. However, going forward farmers may be better prepared in future cycles to manage such events. Prices of industrial metals, except nickel, continue to include certain assumptions about Chinese growth. As such, any potential moderation in Chinese economic growth or worsening credit conditions may translate to a softening of metals prices. Finally, while coffee prices have soared due to Brazilian drought conditions, we believe production both in Brazil and in the rest of the world may increase to take advantage of higher prices. In conclusion, we continue to believe that an allocation to commodities—based on investor risk tolerance and horizon—can be beneficial and help to diversify an overall portfolio.

Sincerely,

WAI LEE, HAKAN KAYA, THOMAS SONTAG AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are primarily invested in money market mutual funds.

2

Risk Balanced Commodity Strategy Fund

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)
Asset-Backed Securities	16.8%
Certificates of Deposit	0.8
Corporate Debt Securities	40.0
U.S. Government Agency Securities	0.8
U.S. Treasury Securities	7.5
Short-Term Investments	34.1
Total	100.0%

PORTFOLIO BY INVESTMENT

EXPOSURE TO COMMODITY

DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	16.9%
Energy	32.7
Industrial Metals	19.6
Livestock	11.2
Precious Metals	13.6
Softs	6.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2014
	Date	04/30/2014	1 Year	Life of Fund
At NAV
Institutional Class	08/27/2012	5.55%	3.26%	–2.95%
Class A	08/27/2012	5.35%	2.83%	–3.32%
Class C	08/27/2012	5.07%	2.08%	–4.05%
With Sales Charge
Class A		–0.74%	–3.08%	–6.67%
Class C		4.07%	1.08%	–4.05%
Index
Dow Jones-UBS Commodity Index[1,3]		10.07%	3.17%	–3.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 3.70%, 3.81% and 4.70% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.10%, 1.46% and 2.21% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Endnotes

1  Please see "Description of Index" on page 5 for a description of the index. Please note that individuals cannot invest directly in any index. The index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  During the period from August 2012 through January 2013, the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

3  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

Dow Jones-UBS Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6

Expense Information as of 4/30/14 (Unaudited)

Neuberger Berman Alternative and Multi-Asset Class Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During the Period(1) 11/1/13 - 4/30/14	Expense Ratio	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During the Period(1) 11/1/13 - 4/30/14	Expense Ratio
Neuberger Berman Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$1,055.50	$5.61	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class A	$1,000.00	$1,053.50	$7.43	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class C	$1,000.00	$1,050.70	$11.24	2.21%	$1,000.00	$1,013.84	$11.03	2.21%

(1) For each class, expenses are equal to the annualized expense ratio for the class, including expenses of the Fund's subsidiary (See Note A-1 in the Notes to Consolidated Financial Statements) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

7

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (7.5%)
$250,000	U.S. Treasury Notes, 1.00%, due 5/15/14	$250,088
1,250,000	U.S. Treasury Notes, 0.25%, due 5/31/14	1,250,146
3,250,000	U.S. Treasury Notes, 0.75%, due 6/15/14	3,252,665
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $4,752,943)	4,752,899
U.S. Government Agency Securities (0.8%)
250,000	Federal Farm Credit Banks, Bonds, 0.18%, due 3/13/15	250,120	µ
250,000	Federal National Mortgage Association, Notes, 0.13%, due 6/20/14	250,022	µ
	Total U.S. Government Agency Securities (Cost $500,066)	500,142
Asset-Backed Securities (16.8%)
850,000	Ally Auto Receivables Trust, Ser. 2011-5, Class A4, 1.32%, due 7/15/16	855,082
639,005	Ally Auto Receivables Trust, Ser. 2012-3, Class A3, 0.85%, due 8/15/16	640,798
990,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.23%, due 12/16/19	984,672	µ
1,075,000	CarMax Auto Owner Trust, Ser. 2012-3, Class A3, 0.52%, due 7/17/17	1,075,989
875,000	Chase Issuance Trust, Ser. 2013-A5, Class A, 0.47%, due 5/15/17	875,710
500,000	Chase Issuance Trust, Ser. 2014-A4, Class A4, 0.36%, due 4/16/18	500,000	µ
1,000,000	Citibank Credit Card Issuance Trust, Ser. 2005-A9, Class A9, 5.10%, due 11/20/17	1,070,248
670,000	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A2, 0.48%, due 11/15/16	670,239
268,668	Honda Auto Receivables Owner Trust, Ser. 2013-3, Class A2, 0.54%, due 1/15/16	268,940
640,000	Honda Auto Receivables Owner Trust, Ser. 2011-3, Class A4, 1.17%, due 12/21/17	643,441
622,189	Hyundai Auto Receivables Trust, Ser. 2013-C, Class A2, 0.57%, due 6/15/16	623,010
396,911	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.33%, due 11/23/22	396,138	µ
1,250,000	SLM Student Loan Trust, Ser. 2014-2, Class A1, 0.44%, due 7/25/19	1,250,037	µ
800,000	World Omni Auto Receivables Trust, Ser. 2013-B, Class A2, 0.48%, due 11/15/16	800,521
	Total Asset-Backed Securities (Cost $10,669,261)	10,654,825
Corporate Debt Securities (39.9%)
Aerospace & Defense (0.9%)
360,000	Rockwell Collins, Inc., Senior Unsecured Notes, 0.58%, due 12/15/16	360,659	µ
205,000	United Technologies Corp., Senior Unsecured Notes, 0.74%, due 6/1/15	206,024	µ
		566,683
Auto Manufacturers (1.6%)
445,000	Toyota Motor Credit Corp., Senior Unsecured Notes, 0.53%, due 5/17/16	446,267	µ
575,000	Volkswagen Int'l Finance NV, Guaranteed Notes, 0.83%, due 11/20/14	576,723	ñµ
		1,022,990

See Notes to Schedule of Investments

8

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Banks (14.6%)
$510,000	Bank of America N.A., Senior Unsecured Notes, 0.71%, due 11/14/16	$511,151	µ
490,000	Bank of Montreal, Senior Unsecured Medium-Term Notes, 0.75%, due 7/15/16	493,252	µ
475,000	BNP Paribas SA, Bank Guaranteed Medium-Term Notes, 2.98%, due 12/20/14	482,812	µ
1,125,000	JPMorgan Chase & Co., Senior Unsecured Notes, 0.76%, due 2/15/17	1,128,101	µ
500,000	Mellon Funding Corp., Guaranteed Notes, 0.39%, due 5/15/14	500,018	µ
230,000	Mizuho Bank Ltd., Guaranteed Notes, 0.66%, due 4/16/17	230,136	ñµ
395,000	National Australia Bank Ltd., Senior Unsecured Notes, 0.78%, due 7/25/16	397,299	µ
400,000	PNC Funding Corp., Bank Guaranteed Notes, 5.40%, due 6/10/14	401,983
730,000	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 0.45%, due 12/16/15	730,834	µ
450,000	Sumitomo Mitsui Banking Corp., Senior Unsecured Notes, 0.56%, due 3/3/16	449,842	µ
450,000	Svenska Handelsbanken AB, Senior Unsecured Notes, 0.70%, due 9/23/16	452,251	µ
250,000	Svenska Handelsbanken AB, Senior Unsecured Notes, 4.88%, due 6/10/14	251,125	ñ
655,000	Toronto-Dominion Bank, Senior Unsecured Medium-Term Notes, 0.44%, due 11/6/15	655,982	µ
920,000	U.S. Bank N.A., Senior Unsecured Bank Notes, 0.45%, due 1/30/17	923,168	µ
250,000	US Bancorp, Senior Unsecured Notes, 4.20%, due 5/15/14	250,329
575,000	Wells Fargo & Co., Senior Unsecured Notes, 1.16%, due 6/26/15	580,047	µ
850,000	Westpac Banking Corp., Senior Unsecured Notes, 0.99%, due 9/25/15	857,324	µ
		9,295,654
Beverages (1.3%)
460,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.42%, due 1/27/17	460,141	µ
35,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 0.59%, due 7/14/14	35,023	µ
330,000	Coca-Cola Co., Senior Unsecured Notes, 0.22%, due 3/5/15	329,905	µ
		825,069
Computers (2.9%)
390,000	Apple, Inc., Senior Unsecured Notes, 0.29%, due 5/5/17	390,000	µØ
455,000	Apple, Inc., Senior Unsecured Notes, 0.27%, due 5/3/16	455,091	µ
985,000	International Business Machines Corp., Senior Unsecured Notes, 0.26%, due 7/29/15	985,000	µ
		1,830,091
Diversified Financial Services (4.4%)
84,000	American Express Credit Corp., Senior Unsecured Notes, 1.08%, due 6/24/14	84,096	µ
425,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, 1.33%, due 6/12/15	429,641	µ
515,000	American Honda Finance Corp., Senior Unsecured Notes, 0.73%, due 10/7/16	519,109	µ
1,060,000	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 0.88%, due 7/12/16	1,068,841	µØØ
510,000	John Deere Capital Corp., Senior Unsecured Medium-Term Notes, 0.35%, due 6/15/15	510,323	µ
210,000	John Deere Capital Corp., Senior Unsecured Notes, 0.52%, due 10/11/16	210,823	µ
		2,822,833
Electric (0.7%)
460,000	Electricite de France, Senior Unsecured Notes, 0.69%, due 1/20/17	461,392	ñµ
Healthcare — Products (1.5%)
970,000	Medtronic, Inc., Senior Unsecured Notes, 0.32%, due 2/27/17	968,918	µ

See Notes to Schedule of Investments

9

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Insurance (2.4%)
$210,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.38%, due 1/10/17	$210,118	µ
400,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 0.94%, due 8/15/14	400,805	µ
270,000	Metropolitan Life Global Funding I, Secured Notes, 0.76%, due 7/15/16	271,732	ñµ
115,000	Metropolitan Life Global Funding I, Senior Secured Notes, 5.13%, due 6/10/14	115,542	ñ
495,000	Principal Life Global Funding II, Senior Secured Notes, 0.60%, due 5/27/16	496,845	ñµ
		1,495,042
Machinery — Construction & Mining (1.0%)
170,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 0.35%, due 11/25/15	169,974	µ
50,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 0.38%, due 8/27/14	50,035	µ
400,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 0.47%, due 2/26/16	400,809	µ
		620,818
Media (1.0%)
570,000	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.76%, due 4/15/16	572,106	ñµØØ
65,000	Walt Disney Co., Senior Unsecured Medium-Term Notes, 0.23%, due 2/11/15	65,011	µ
		637,117
Mining (1.8%)
440,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 0.48%, due 9/30/16	440,227	µ
700,000	Rio Tinto Finance USA Ltd., Guaranteed Notes, 8.95%, due 5/1/14	700,000
		1,140,227
Oil & Gas (0.8%)
535,000	BP Capital Markets PLC, Guaranteed Notes, 0.66%, due 11/7/16	537,932	µ
Pharmaceuticals (1.0%)
150,000	Johnson & Johnson, Senior Unsecured Notes, 1.20%, due 5/15/14	150,051
175,000	Johnson & Johnson, Senior Unsecured Notes, 0.33%, due 5/15/14	175,011	µ
290,000	Merck & Co., Inc., Senior Unsecured Notes, 0.43%, due 5/18/16	290,758	µ
		615,820
Pipelines (0.7%)
415,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.91%, due 6/30/16	418,493	µ
Retail (1.1%)
450,000	Target Corp., Senior Unsecured Notes, 0.40%, due 7/18/14	450,329	µ
230,000	Wal-Mart Stores, Inc., Senior Unsecured Notes, 3.20%, due 5/15/14	230,215
		680,544

See Notes to Schedule of Investments

10

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Telecommunications (1.5%)
$950,000	Cisco Systems, Inc., Senior Unsecured Notes, 0.52%, due 3/3/17	$953,744	µ
Transportation (0.7%)
450,000	Canadian National Railway Co., Senior Unsecured Notes, 0.44%, due 11/6/15	450,135	µ
	Total Corporate Debt Securities (Cost $25,307,549)	25,343,502
Certificates of Deposit (0.8%)
480,000	Credit Suisse New York, Yankee CD, 0.64%, due 12/7/15 (Cost $480,000)	480,000	µ
Short-Term Investments (34.0%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government[a] (12.2%)
2,000,000	U.S. Treasury Bill, Disc. Notes, 0.04%, due 7/17/14	1,999,914
2,500,000	U.S. Treasury Bill, Disc. Notes, 0.04%, due 9/4/14	2,499,760
750,000	U.S. Treasury Bill, Disc. Notes, 0.04%, due 10/9/14	749,866
2,500,000	U.S. Treasury Bill, Disc. Notes, 0.03%, due 10/30/14	2,499,437
		7,748,977
NUMBER OF SHARES
Money Market Fund (21.8%)
13,872,296	State Street Institutional Government Money Market Fund Institutional Class	13,872,296	ØØ††
	Total Short-Term Investments (Cost $21,620,855)	21,621,273
	Total Investments (99.8%) (Cost $63,330,674)	63,352,641	##
	Cash, receivables and other assets, less liabilities (0.2%)	128,661	±
	Total Net Assets (100.0%)	$63,481,302

See Notes to Schedule of Investments

11

Notes to Consolidated Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

The value of commodity futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in money market funds are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

12

Notes to Consolidated Schedule of Investments (Unaudited) (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$4,752,899	$—	$4,752,899
U.S. Government Agency Securities	—	500,142	—	500,142
Asset-Backed Securities	—	10,654,825	—	10,654,825
Corporate Debt Securities^	—	25,343,502	—	25,343,502
Certificates of Deposit	—	480,000	—	480,000
Short-Term Investments^	—	21,621,273	—	21,621,273
Total Investments	$—	$63,352,641	$—	$63,352,641

^  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1, 2 and 3 during the six months ended April 30, 2014.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized appreciation)	$2,329,702	$—	$—	$2,329,702
Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(1,300,730)	$—	$—	$(1,300,730)

##  At April 30, 2014, the cost of investments for U.S. federal income tax purposes was $63,330,674. Gross unrealized appreciation of investments was $44,084 and gross unrealized depreciation of investments was $22,117, resulting in net unrealized appreciation of $21,967 based on cost for U.S. federal income tax purposes.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2014, these securities amounted to $2,975,601 or 4.7% of net assets.

Ø  All or a portion of this security was purchased on a when-issued basis. At April 30, 2014, these securities amounted to $390,000 or 0.6% of net assets.

See Notes to Financial Statements

13

Notes to Consolidated Schedule of Investments (Unaudited) (cont'd)

ØØ  All or a portion of this security is segregated in connection with obligations for commodity futures contracts and when-issued purchase commitments.

††  A portion of this security is held by Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund. See Note A-1 in the Notes to Consolidated Financial Statements.

a  Interest rate represents discount rate at time of purchase, not a coupon rate.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of April 30, 2014, and their final maturity dates.

±  See Note A-11 in the Notes to Consolidated Financial Statements for the Fund's or Subsidiary's open positions in derivatives at April 30, 2014.

See Notes to Financial Statements

14

Consolidated Statement of Assets and Liabilities* (Unaudited)

Neuberger Berman Alternative Funds

RISK BALANCED COMMODITY STRATEGY FUND
April 30, 2014
Assets
Investments in securities, at value ** (Notes A)—see Schedule of Investments:
Unaffiliated issuers	$63,352,641
Cash	1,072
Deposits with brokers for futures contracts (Note A-11)	3,078,454
Dividends and interest receivable	111,948
Receivable for Fund shares sold	184,302
Receivable from Management-net (Note B)	63,825
Prepaid expenses and other assets	20,621
Total Assets	66,812,863
Liabilities
Payable for securities purchased	2,889,438
Payable for Fund shares redeemed	35,625
Payable for variation margin (Note A-11)	247,222
Payable to investment manager-net (Note B)	63,437
Payable to trustees	1,536
Accrued expenses and other payables	94,303
Total Liabilities	3,331,561
Net Assets	$63,481,302
Net Assets consist of:
Paid-in capital	60,724,777
Undistributed net investment income (loss)	(463,466)
Accumulated net realized gains (losses) on investments	2,169,052
Net unrealized appreciation (depreciation) in value of investments	1,050,939
Net Assets	$63,481,302
Net Assets
Institutional Class	15,841,552
Class A	42,919,311
Class C	4,720,439
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,665,996
Class A	4,542,233
Class C	505,993
Net Asset Value, offering and redemption price per share
Institutional Class	9.51
Net Asset Value and redemption price per share
Class A	$9.45
Offering Price per share
Class A‡	$10.03
Net Asset Value and offering price per share
Class C^	$9.33
** Cost of Investments	$63,330,674

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

15

Consolidated Statement of Operations* (Unaudited)

Neuberger Berman Alternative Funds

RISK BALANCED COMMODITY STRATEGY FUND
For the Six Months Ended April 30, 2014
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$99,382
Expenses:
Investment management fees (Note B)	188,829
Administration fees (Note B)	16,185
Administration fees (Note B):
Institutional Class	5,544
Class A	37,583
Class C	4,049
Distribution fees (Note B):
Class A	46,979
Class C	20,246
Shareholder servicing agent fees:
Institutional Class	583
Class A	3,412
Class C	2,450
Subsidiary administration fees (Note B)	24,774
Audit fees	42,448
Custodian and accounting fees	32,490
Insurance expense	139
Legal fees	71,872
Registration and filing fees	32,759
Shareholder reports	11,073
Trustees' fees and expenses	17,751
Miscellaneous	2,307
Total expenses	561,473
Expenses reimbursed by Management (Note B)	(174,615)
Total net expenses	386,858
Net investment income (loss)	$(287,476)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,765
Commodity futures contracts	2,164,287
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	6,541
Commodity futures contracts	1,267,402
Net gain (loss) on investments	3,442,995
Net increase (decrease) in net assets resulting from operations	$3,155,519

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

16

Consolidated Statements of Changes in Net Assets*

Neuberger Berman Alternative Funds
	RISK BALANCED COMMODITY STRATEGY FUND
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(287,476)	$(221,889)
Net realized gain (loss) on investments	2,169,052	28,023
Change in net unrealized appreciation (depreciation) of investments	1,273,943	(187,513)
Net increase (decrease) in net assets resulting from operations	3,155,519	(381,379)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	5,768,237	11,363,372
Class A	10,314,787	38,040,599
Class C	1,159,674	3,611,986
Payments for shares redeemed:
Institutional Class	(287,221)	(6,261,561)
Class A	(4,572,348)	(3,247,163)
Class C	(238,139)	(146,791)
Net increase (decrease) from Fund share transactions	12,144,990	43,360,442
Net Increase (Decrease) in Net Assets	15,300,509	42,979,063
Net Assets:
Beginning of period	48,180,793	5,201,730
End of period	$63,481,302	$48,180,793
Undistributed net investment income (loss) at end of period	$(463,466)	$(175,990)

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

17

Notes to Consolidated Financial Statements Risk Balanced Commodity Strategy Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund is a separate operating series of the Trust and is non-diversified. The Fund had no operations until August 27, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that the Fund will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2014, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$11,182,176	17.6%

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

4  Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the New York Stock Exchange on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency

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transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.

6  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2014, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its gross income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's gross income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses, non-deductible Rule 12b-1 fees, ordinary loss netting to reduce short term capital gains and Subsidiary income, gain (loss) and expense adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(18,651)	$46,674	$(28,023)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$15,426	$(175,267)	$(239,153)	$(398,994)

The difference between book basis and tax basis distributable earnings is primarily due to organizational expenses.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2013,

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the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Late-Year Ordinary Loss Deferral
$175,267

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the six months ended April 30, 2014, the Fund's use of derivatives was limited to commodity futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Commodity futures contracts: During the six months ended April 30, 2014, the Fund entered into commodity futures contracts (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time the Fund or Subsidiary enters into a commodity futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the commodity futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis or as needed as the market price of the

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commodity futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some commodity futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching commodity futures contracts. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterpary in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterpary to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

At April 30, 2014, open positions in commodity futures contracts(1) were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
May 2014	41 Lead	Long	$(42,310)
May 2014	19 Nickel	Long	508,866
May 2014	44 Premium High Grade Aluminum	Long	42,867
May 2014	48 Zinc	Long	70,748
June 2014	37 Lead	Long	(29,536)
June 2014	21 Nickel	Long	464,648
June 2014	48 Premium High Grade Aluminum	Long	1,092
June 2014	51 Zinc	Long	(41,219)
July 2014	57 Lead	Long	44,335
July 2014	24 Nickel	Long	362,527
July 2014	21 Platinum	Long	(19,861)
July 2014	50 Premium High Grade Aluminum	Long	2,933
July 2014	43 Zinc	Long	45,037
August 2014	26 Cattle Feeder	Long	93,867
August 2014	47 Gas Oil	Long	(45,510)
August 2014	32 Gasoline RBOB	Long	(20,997)
August 2014	36 Gold 100 Oz.	Long	4,774
August 2014	61 Lead	Long	(33,836)
August 2014	29 Lean Hogs	Long	14,860
August 2014	59 Live Cattle	Long	39,648
August 2014	31 Natural Gas	Long	8,596
August 2014	22 New York Harbor ULSD	Long	(11,702)
August 2014	20 Nickel	Long	6,208
August 2014	42 Premium High Grade Aluminum	Long	(27,980)

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Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
August 2014	35 WTI Crude	Long	$(31,595)
August 2014	46 Zinc	Long	(26,242)
September 2014	46 Brent Crude Oil	Long	(32,996)
September 2014	37 Cocoa	Long	7,731
September 2014	7 Coffee 'C'	Long	15,992
September 2014	37 Copper	Long	(50,428)
October 2014	52 Sugar 11	Long	13,255
November 2014	47 Soybean	Long	126,340
December 2014	27 Cotton No. 2	Long	4,878
December 2014	133 Corn	Long	120,221
December 2014	25 KC Wheat	Long	57,917
December 2014	25 Silver	Long	(29,886)
December 2014	24 Soybean Meal	Long	41,249
December 2014	27 Soybean Oil	Long	20,994
December 2014	46 Wheat	Long	50,799
May 2014	41 Lead	Short	43,252
May 2014	19 Nickel	Short	(421,716)
May 2014	44 Premium High Grade Aluminum	Short	(2,820)
May 2014	48 Zinc	Short	39,523
June 2014	37 Lead	Short	(29,417)
June 2014	21 Nickel	Short	(317,176)
June 2014	48 Premium High Grade Aluminum	Short	(12,502)
June 2014	51 Zinc	Short	(65,019)
July 2014	57 Lead	Short	27,713
July 2014	24 Nickel	Short	(7,982)
July 2014	50 Premium High Grade Aluminum	Short	29,014
July 2014	43 Zinc	Short	19,818
			$1,028,972

(1)  Commodity futures are held by the Subsidiary. See Note A-1 in the Notes to Consolidated Financial Statements.

During the six months ended April 30, 2014, the average notional value of commodity futures contracts was $78,021,624 for long positions and $(23,468,659) for short positions.

At April 30, 2014, the notional value of commodity futures contracts was $90,941,923 for long positions and $(27,696,352) for short positions.

At April 30, 2014, the Fund had deposited $3,078,454 in a segregated account to cover margin requirements on open futures contracts.

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At April 30, 2014, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$2,329,702	Receivable/Payable for
Total Value	$2,329,702	variation margin(1)

Liability Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$(1,300,730)	Receivable/Payable for
Total Value	$(1,300,730)	variation margin(1)

(1)  "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2014, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2014, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2014, was as follows:

Realized Gain (Loss)
	Commodity Risk	Consolidated Statement of Operations Location
		Net realized gain
Futures Contracts	$2,164,287	(loss) on: commodity
Total Realized Gain (Loss)	$2,164,287	futures contracts

Change in Appreciation (Depreciation)

	Commodity Risk
Futures Contracts	$1,267,402	Change in net unrealized appreciation (depreciation) in value of:
Total Change in Appreciation (Depreciation)	$1,267,402	commodity futures contracts

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

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Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion, less the net asset value of the Subsidiary. Accordingly, for the six months ended April 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Management also serves as investment adviser to the Subsidiary. For such investment management services, the Subsidiary pays Management a fee at the annual rate of 0.70% of the first $250 million of the Subsidiary's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Subsidiary's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the six months ended April 30, 2014, these Subsidiary expenses amounted to $83,463.

During the six months ended April 30, 2014, there was no repayment to Management under this agreement.

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At April 30, 2014, contingent liabilities to Management under the agreement were as follows:

			Expenses Reimbursed in Fiscal Period Ending October 31,
			2012(2)	2013	2014
			Subject to Repayment Until October 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Institutional Class	1.10%	10/31/17	$518,969	$190,694	$38,926
Class A	1.46%	10/31/17	13,769	236,827	120,609
Class C	2.21%	10/31/17	12,521	29,935	15,080

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund and the Subsidiary, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$—	$7,978	$—	$—
Class C	—	340	—	—

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Note C—Securities Transactions:

During the six months ended April 30, 2014, there were purchase and sale transactions (excluding commodity futures contracts and short-term investments) of $21,298,430 and $2,871,804, respectively.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2014 and for the year ended October 31, 2013 was as follows:

	For the Six Months Ended April 30, 2014			For the Year Ended October 31, 2013
	Shares Sold	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Institutional Class	635,414	(31,335)	604,079	1,230,011	(673,603)	556,408
Class A	1,140,954	(506,634)	634,320	4,253,041	(358,029)	3,895,012
Class C	130,275	(27,312)	102,963	409,240	(16,210)	393,030

Other: At April 30, 2014, Neuberger Berman Inflation Navigator Fund (formerly, Neuberger Berman Dynamic Real Return Fund), which is also managed by Management, held 2.9% of the outstanding shares of the Fund.

Note E—Line of Credit:

At April 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the unused portion of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2014. During the period ended April 30, 2014, the Fund did not utilize this line of credit.

At April 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2014. During the period ended April 30, 2014, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued "Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the

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potential impacts of ASU 2013-08 on the Fund's financial statements, Management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Consolidated Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Risk Balanced Commodity Strategy Fund
Institutional Class
4/30/2014 (Unaudited)	$9.01	$(0.03)	$0.53	$0.50	$—	$—	$—
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—
Class A
4/30/2014 (Unaudited)	$8.97	$(0.05)	$0.53	$0.48	$—	$—	$—
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—
Class C
4/30/2014 (Unaudited)	$8.88	$(0.08)	$0.53	$0.45	$—	$—	$—
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—

See Notes to Financial Highlights

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	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Risk Balanced Commodity Strategy Fund
Institutional Class
4/30/2014 (Unaudited)	$9.51	5.55	%**	$15.8	1.73	%*	1.10	%*	(.73	)%*	12	%**
10/31/2013	$9.01	(8.43)%		$9.6	3.69%		1.10%		(.94)%		5%
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	)%**	$5.0	25.60	%*‡	1.10	%*‡	(.99	)%*‡	0	%**
Class A
4/30/2014 (Unaudited)	$9.45	5.35	%**	$42.9	2.10	%*	1.46	%*	(1.09	)%*	12	%**
10/31/2013	$8.97	(8.84)%		$35.0	3.81%		1.46%		(1.27)%		5%
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	)%**	$0.1	33.04	%*‡	1.46	%*‡	(1.36	)%*‡	0	%**
Class C
4/30/2014 (Unaudited)	$9.33	5.07	%**	$4.7	2.95	%*	2.21	%*	(1.84	)%*	12	%**
10/31/2013	$8.88	(9.66)%		$3.6	4.69%		2.21%		(2.03)%		5%
Period from 8/27/2012^ to 10/31/2012	$9.83	(1.70	)%**	$0.1	35.12	%*‡	2.21	%*‡	(2.11	)%*‡	0	%**

30

Notes to Consolidated Financial Highlights (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

31

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

32

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

33

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

N0088 06/14

Item 2. Code of Ethics.
The Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds' Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are George W. Morriss and Candace L. Straight. Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Only required in the annual report.
Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.
Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's Semi-Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds' Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
NEUBERGER BERMAN ALTERNATIVE FUNDS
By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 3, 2014

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 3, 2014